UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a)of the
Securities Exchange Act of 1934

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

TIMBERLINE RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)
(Name of Person(a) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: common stock, $0.001 par value

(2)	Aggregate number of securities to which transaction applies: 42,932,063 shares of common stock

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$0.13 per share of common stock.- calculated in accordance with Rule 0-11(c)(1) under the Securities Exchange Act of 1934, as amended, based on the average of the high and low prices of such shares of common stock, as quoted on the NYSE MKT on May 20, 2014.

(4)	Proposed maximum aggregate value of transaction: $5,581,168.19 – calculated solely for the purpose of determining the filing fee.

(5)	Total fee paid: $718.85 – calculated in accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, by multiplying the aggregate value of the transaction by 0.0001288.

☒	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TIMBERLINE RESOURCES CORPORATION 101 East Lakeside Avenue Coeur d’Alene, Idaho 83814
Notice of Annual and Special Meeting of Stockholders August 5, 2014

To all Stockholders of Timberline Resources Corporation:

You are invited to attend the Annual and Special Meeting (the “Meeting”) of Stockholders (“Stockholders” or “Timberline Stockholders”) of Timberline Resources Corporation (the “Company” or “Timberline”).  The Meeting will be held at 10:00 a.m. local time on August 5, 2014, at Timberline’s corporate office, 101 East Lakeside Avenue, Coeur d’Alene, Idaho, 83814.  At the Meeting, you will be asked to consider and vote upon a proposed arrangement (the “Arrangement”) with Wolfpack Gold Corp. (“Wolfpack”) pursuant to which Timberline will acquire Wolfpack Gold (Nevada) Corp. (“Wolfpack US”) a wholly-owned subsidiary of Wolfpack, an amendment to Timberline’s certificate of incorporation to effect a reverse stock split (the “Reverse Stock Split”) of Timberline’s issued and outstanding common stock (the “Timberline Shares”) at a ratio and effective upon a date to be determined by Timberline’s Board of Directors (the “Timberline Board”) following the consummation of the Arrangement, an amendment to Timberline’s certificate of incorporation to increase Timberline’s authorized shares of Common Stock from 100,000,000 shares, par value $0.001, to 200,000,000 shares, par value $0.001 (“Authorized Share Increase”), the election of the nominees to the Timberline Board to serve until Timberline’s 2015 annual meeting of Stockholders or until successors are duly elected and qualified, the ratification of the appointment of Timberline’s independent registered public accounting firm for the fiscal year of 2014 and to conduct an advisory vote on the compensation of our named executive officers.  Stockholder approval in connection with the Arrangement is required to comply with the rules of the NYSE MKT LLC (the “NYSE MKT”).

Accordingly, the purposes of the Meeting are:

1.	To approve the Arrangement, including the issuance of 42,932,063 Timberline Shares (the “Timberline Arrangement Shares”) to Wolfpack as consideration for the Arrangement;

2.	To approve the Reverse Stock Split;

3.	To approve the Authorized Share Increase;

4.	To elect the nominees to the Timberline Board to serve until Timberline’s 2015 annual meeting of Stockholders or until successors are duly elected and qualified;

5.	To ratify the appointment of Timberline’s independent registered public accounting firm for the fiscal year of 2014;

6.	To conduct an advisory vote on the compensation of our named executive officers; and

7.	Any other business that may properly come before the Meeting.

In order to approve the Arrangement, NYSE MKT rules require that a majority of the votes cast by the stockholders vote in favor of the Arrangement and the issuance of the Timberline Arrangement Shares. Directors and senior officers of Timberline holding approximately 1% of the issued and outstanding Timberline Shares have entered into support agreements with Wolfpack to vote in favor of the Arrangement, provided that the Arrangement Agreement, dated May 6, 2014, by and between Timberline and Wolfpack (the “Arrangement Agreement”), has not been terminated, on or before the date of the Meeting.

i

The affirmative vote of the holders of a majority of the outstanding shares of the Timberline Shares will be required to approve the authorization of the Timberline Board for the Reverse Stock Split and Authorized Share Increase by amendment of Timberline’s certificate of incorporation.

The Timberline Board has unanimously concluded that the Arrangement, the Reverse Stock Split and the Authorized Share Increase are in the best interests of Timberline and its Stockholders and has approved and authorized the Arrangement, the Reverse Stock Split and the Authorized Share Increase. The Timberline Board unanimously recommends that the Stockholders vote FOR the Arrangement, the Reverse Stock Split and the Authorized Share Increase.

The Timberline Board has fixed June 30, 2014 as the record date for the Meeting.  Only Stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Meeting.  A list of Stockholders as of June 30, 2014, will be available at the Meeting for inspection by any Stockholder.  Stockholders will need to register at the Meeting to attend the Meeting.  If your Timberline Shares are not registered in your name, you will need to bring proof of your ownership of those Timberline Shares to the meeting in order to register to attend and vote.  You should ask the broker, bank or other institution that holds your Timberline Shares to provide you with proper proxy documentation that shows your ownership of Timberline Shares as of June 30, 2014 and your right to vote such Timberline Shares at the Meeting.  Please bring that documentation to the Meeting.

IMPORTANT

Whether or not you expect to attend the Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your Timberline Shares in person.

By Order of the Board of Directors
/s/ Randal Hardy
Randal Hardy, Chief Financial Officer
Dated:  July 8, 2014

TIMBERLINE RESOURCES CORPORATION 101 East Lakeside Avenue Coeur d’Alene, Idaho 83814
Proxy Statement for Annual and Special Meeting of Stockholders To Be Held August 5, 2014, 10:00AM Local Time Timberline Resources Corporate Office 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814

Unless the context requires otherwise, references in this Proxy Statement to “Timberline Resources,” “Timberline,” “we,” “us” or “our” refers to Timberline Resources Corporation.

The Annual and Special Meeting (the “Meeting”) of Stockholders of Timberline Resources (the “Stockholders,” “stockholders” or “Timberline Stockholders”) will be held on August 5, 2014, at Timberline’s corporate office, 101 East Lakeside Avenue, Coeur d’Alene, Idaho, 83814, at 10 a.m. local time.  The purposes of the Meeting are:

1.
To approve a proposed arrangement (the “Arrangement”) with Wolfpack Gold Corp. (“Wolfpack”) pursuant to which Timberline will acquire Wolfpack Gold (Nevada) Corp. (“Wolfpack US”) a wholly-owned subsidiary of Wolfpack and to approve the issuance of 42,932,063 shares of common stock of Timberline (the “Timberline Arrangement Shares”) to Wolfpack as consideration for the Arrangement;

2.
To approve an amendment to Timberline’s certificate of incorporation (the “Certificate of Incorporation” to effect a reverse split (the “Reverse Stock Split”) of our issued and outstanding shares of common stock (the “Timberline Shares” our “common stock” or “Timberline Common Stock”) within a range of not less than 1 for 5 and not more than 1 for 12, with the exact ratio to be set within such range in the discretion of Timberline’s Board of Directors (the “Board,” the “Board of Directors” or the “Timberline Board”) to be effective upon a date following the consummation of the Arrangement;

3.
To approve an amendment to the Certificate of Incorporation to increase Timberline’s authorized shares of common stock from 100,000,000 shares, par value $0.001, to 200,000,000 shares of common stock, par value $0.001 (the “Authorized Share Increase”);

4.
To elect the following nominees to the Timberline Board to serve until Timberline’s 2015 annual meeting of Stockholders or until successors are duly elected and qualified: Randal Hardy, Paul Dircksen, Vance Thornsberry, Robert Martinez and Leigh Freeman;

5.	To ratify the appointment of Timberline’s independent registered public accounting firm for the fiscal year of 2014;

6.	To conduct a non-binding, advisory vote on the compensation of our named executive officers; and

7.	Any other business that may properly come before the Meeting.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Board of Directors of proxies for the Meeting.  Timberline anticipates that this Proxy Statement and the form of proxy, attached to this Proxy Statement as Appendix A, will first be mailed to holders of shares of the Timberline Common Stock on or before July 11, 2014.

You are invited to attend the Meeting at the above stated time and location.  If you plan to attend and your Timberline Shares are held in “street name” – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing a proxy card online, completing and returning a proxy card provided to you by mail or e-mail or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

The Timberline Shares are the only type of security entitled to vote at the Meeting.  Our corporate bylaws define a quorum as the presence in person or by proxy of a majority of the issued and outstanding Timberline Shares.  The approval of a majority of the voting power of the voting shares present at the Meeting, whether in person or by proxy, is required to approve the Arrangement and the issuance of the Timberline Arrangement Shares, ratify the appointment of Timberline’s independent registered public accounting firm and approve, on a non-binding, advisory basis, the compensation of our named executive officers. A majority of the outstanding Timberline Shares is required for the approval of the Reverse Stock Split and the approval of the Authorized Share Increase.   With respect to the election of directors, the nominees who receive the most votes will be elected. Our Certificate of Incorporation does not allow cumulative voting for directors.

Proxy Solicitation

The proxy solicitation is being made primarily by mail, although proxies may be solicited by personal interview, telephone, internet, letter, e-mail or otherwise. Certain of our directors, officers and other employees, without additional compensation, may participate in the solicitation of proxies. We will pay the cost of this solicitation, including the reasonable charges and expenses of brokerage firms and others who forward solicitation materials to beneficial owners of Timberline Common Stock. We anticipate engaging a solicitor at an initial anticipated cost of approximately $20,000.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held at 101 East Lakeside Avenue, Coeur d’Alene, Idaho, 83814 on August 5, 2014

Our proxy statement for the Meeting, form of proxy card and 2013 Annual Report is available at http://www.timberline-resources.com/main.php?page=119.

TABLE OF CONTENTS

INFORMATION CONTAINED IN THIS PROXY STATEMENT	1
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	1
CAUTIONARY NOTE TO U.S. INVESTORS REGARDING MINERAL RESERVE AND RESOURCE ESTIMATES	3
CURRENCY AND EXCHANGE RATES	3
REPORTING CURRENCIES AND ACCOUNTING PRINCIPLES	3
GLOSSARY OF TERMS	3
QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING	10
PROPOSAL 1 – APPROVAL OF THE ARRANGEMENT	15
GENERAL QUESTIONS REGARDING THE ARRANGEMENT	15
SUMMARY OF THE ARRANGEMENT	17
THE ARRANGEMENT	25
THE ARRANGEMENT AGREEMENT	29
WOLFPACK US AND COMPANY INFORMATION	35
POST-CLOSING LIQUIDITY OUTLOOK	37
RISK FACTORS RELATING TO THE ARRANGEMENT	38
REGULATORY APPROVALS	40
FAIRNESS OPINION	40
HISTORICAL WOLFPACK US FINANCIAL STATEMENTS	42
SELECTED PRO FORMA COMBINED FINANCIAL DATA AND UNAUDITED PER SHARE DATA	42
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS	43
PROPOSAL 2 — APPROVAL OF THE REVERSE STOCK SPLIT	45
PROPOSAL 3 – APPROVAL OF THE AUTHORIZED SHARE INCREASE	51
PROPOSAL 4 — ELECTION OF DIRECTORS	52
INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES	53
CORPORATE GOVERNANCE	56
EXECUTIVE COMPENSATION	60
DIRECTOR COMPENSATION	63
OTHER GOVERNANCE MATTERS	63
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	65
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	66
EQUITY COMPENSATION PLANS	68
PROPOSAL 5 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	70
PROPOSAL 6 — ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION	72
OTHER MATTERS	73
APPENDICES	73

v

INFORMATION CONTAINED IN THIS PROXY STATEMENT

The information contained in this Proxy Statement, unless otherwise indicated, is given as of July 8, 2014.

No person has been authorized to give any information or to make any representation in connection with the matters being considered herein on behalf of Timberline other than those contained in this Proxy Statement and, if given or made, such information or representation should not be considered or relied upon as having been authorized.  This proxy statement does not constitute an offer to sell, or a solicitation of an offer to acquire, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or permitted or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or proxy solicitation.  Neither the delivery of this Proxy Statement nor any distribution of securities referred to herein should, under any circumstances, create any implication that there has been no change in the information set forth herein since the date of this Proxy Statement.

Information contained in this Proxy Statement should not be construed as legal, tax or financial advice and Timberline Stockholders are urged to consult their own professional advisors in connection with the matters considered in this Proxy Statement.

THE ARRANGEMENT HAS NOT BEEN RECOMMENDED BY, OR APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORY AUTHORITY OF ANY U.S. STATE OR CANADIAN PROVINCE OR TERRITORY NOR HAS ANY OF THEM PASSED UPON THE FAIRNESS OR MERITS OF THE ARRANGEMENT OR THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 Information in this Proxy Statement regarding Wolfpack and Wolfpack US:

The information concerning Wolfpack and Wolfpack US contained in this Proxy Statement has been provided by Wolfpack for inclusion in this Proxy Statement.  In the Arrangement Agreement, Wolfpack provided a covenant to Timberline that it would ensure that the information provided by it for the preparation of this Proxy Statement would be true, correct and accurate in all material respects and without limiting the generality of the foregoing, would not include any misrepresentation concerning Wolfpack or Wolfpack US.  Although Timberline has no knowledge that would indicate any statements contained herein relating to Wolfpack and Wolfpack US taken from or based upon such information provided by Wolfpack are untrue or incomplete, neither Timberline nor any of its officers or directors assumes any responsibility for the accuracy or completeness of the information relating to Wolfpack or Wolfpack US, or for any failure by Wolfpack to disclose facts or events that may have occurred or may affect the significance or accuracy of any such information but which are unknown to Timberline.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended and “forward-looking information” within the meaning of the applicable Canadian Securities Laws (forward-looking information and forward-looking statements being collectively herein after referred to as “forward-looking statements”) that are based on expectations, estimates and projections as at the date of this Proxy Statement. These forward-looking statements include but are not limited to statements and information concerning: the Arrangement; covenants of Wolfpack and Timberline; the timing for the implementation of the Arrangement and the potential benefits of the Arrangement; the likelihood of the Arrangement being completed; principal steps of the Arrangement; statements made in, and based upon, the Fairness Opinion; statements relating to the business and future activities of, and developments related, to Wolfpack and Timberline after the date of this Proxy Statement and before the Effective Time and to and of Timberline and Wolfpack after the Effective Time, including information contained under Appendix D “Information Concerning Wolfpack US”; Timberline Stockholder approval and Wolfpack shareholder approval and Court approval of the Arrangement; regulatory approval of the Arrangement; the market position and future financial or operating performance of Timberline, Wolfpack or the resulting issuers; statements regarding the Reverse Stock Split and potential future approval and implementation of the Reverse Stock Split and statements based on the unaudited pro forma condensed consolidated financial statements attached as Appendix E.

Statements concerning proven and probable mineral reserves and mineral resource estimates may also be deemed to constitute forward-looking statements to the extent that they involve estimates of the mineralization that will be encountered as and if a property is developed, and in the case of mineral resources or proven and probable mineral reserves, such statements reflect the conclusion based on certain assumptions that the mineral deposit can be economically exploited.

Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often but not always using phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements and are intended to identify forward-looking statements.

These forward-looking statements are based on the beliefs of the management of Wolfpack or Timberline, as the case may be, as well as on assumptions which such management believes to be reasonable, based on information currently available at the time such statements were made.  However, there can be no assurance that forward-looking statements will prove to be accurate.  Such assumptions and factors include, among other things, the satisfaction of the terms and conditions of the Arrangement, including the approval of the Arrangement by the Timberline Stockholders and the Wolfpack Shareholders and the approval of the Arrangement and its fairness by the Court; the receipt of the required governmental and regulatory approvals and consents, and the timing of the receipt thereof; general business and economic conditions; that the businesses of Wolfpack US and Timberline will successfully integrate and the anticipated benefits of the Arrangement will be achieved; market competition; and tax benefits and tax rates.

By their nature, forward-looking statements are based on assumptions and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Wolfpack or Timberline to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  Forward-looking statements are subject to a variety of risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation: the Arrangement Agreement may be terminated in certain circumstances; general business, economic, competitive, political, regulatory and social uncertainties; risks associated with a fixed exchange ratio; mineral and gold price volatility; risks related to competition; risks related to factors beyond the control of Wolfpack, Timberline, or the resulting issuers; risks and uncertainties associated with exploration, development and mining operations; title risks; environmental risks and risks relating to environmental permitting and licenses; risks related to directors and officers of Timberline possibly having interests in the Arrangement that are different from other Timberline Stockholders; the global economic climate; the execution of strategic growth plans; risks relating to the lack of  hedging policies; dilution; market reaction to the Arrangement; risks relating to the integration of Wolfpack US and Timberline’s operations; insurance risks; litigation; and risks relating to the ability to complete acquisitions.

This list is not exhaustive of the factors that may affect any of the forward-looking statements of Wolfpack or Timberline. Forward-looking statements are statements about the future and are inherently uncertain. Actual results could differ materially from those projected in the forward-looking statements as a result of the matters set out or incorporated by reference in this Proxy Statement generally and certain economic and business factors, some of which may be beyond the control of Wolfpack and Timberline.   Some of the important risks and uncertainties that could affect forward-looking statements are described further under the headings “The Arrangement – Risk Associated with the Arrangement”.  Wolfpack and Timberline do not intend, and do not assume, any obligation to update any forward-looking statements, other than as required by applicable law.  For all of these reasons, Timberline Stockholders should not place undue reliance on forward-looking statements.

CAUTIONARY NOTE TO U.S. INVESTORS REGARDING MINERAL RESERVE
AND RESOURCE ESTIMATES

Certain of the technical information contained or incorporated by reference in, and the technical reports referenced in, this Proxy Statement use the terms "mineral resource," "measured mineral resource," "indicated mineral resource" and "inferred mineral resource". We advise investors that these terms are defined in and required to be disclosed in accordance with Canadian National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”) and the Canadian Institute of Mining, Metallurgy and Petroleum (the “CIM”) – CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended; however, these terms are not defined terms under the United States Securities and Exchange Commission’s (the “SEC”) Industry Guide 7 (“Guide 7”) and are normally not permitted to be used in reports and registration statements filed with the SEC. Under Guide 7 standards, a “final” or “bankable” feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves, and the primary environmental analysis or report must be filed with the appropriate governmental authority. Disclosure of “contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute “reserves” by Guide 7 standards as in place tonnage and grade without reference to unit measures. "Inferred mineral resources" have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable. Investors are cautioned not to assume that any part or all of mineral deposits in the above categories will ever be converted into Guide 7 compliant reserves.

CURRENCY AND EXCHANGE RATES

Unless otherwise indicated herein, references to “$”, “US$” or “United States dollars” are to United States dollars, and references to “Cdn$” or “Canadian dollars” are to Canadian dollars.

REPORTING CURRENCIES AND ACCOUNTING PRINCIPLES

The historical financial statements of Wolfpack US and the pro forma unaudited condensed financial statement of Timberline included in this Proxy Statement are reported in United States dollars and have been prepared in accordance with United States generally accepted accounting principles.

GLOSSARY OF TERMS

In this Proxy Statement, unless otherwise defined herein or unless there is something in the subject matter inconsistent therewith, the following terms have the respective meanings set out below, words importing the singular number include the plural and vice versa and words importing any gender include all genders.

“Acquisition Proposal”
means, other than the transactions contemplated by the Arrangement Agreement and other than any transaction involving only a Party and/or one or more of its wholly-owned Subsidiaries, any offer, proposal or inquiry from any Person or group of Persons, whether or not in writing and whether or not delivered to the shareholders of a Party, after the date of the Arrangement Agreement relating to: (a) any acquisition or purchase, direct or indirect, of: (i) the assets of that Party and/or one or more of its subsidiaries that, individually or in the aggregate, constitute 20% or more of the consolidated assets of that Party and its subsidiaries, taken as a whole, or which contribute 20% or more of the consolidated revenue of a Party and its subsidiaries, taken as a whole, or (ii) 20% or more of any voting or equity securities of that Party or any one or more of its Subsidiaries that, individually or in the aggregate, contribute 20% or more of the consolidated revenues or constitute 20% or more of the consolidated assets of that Party and its subsidiaries, taken as a whole; (b) any take-over bid, tender offer or exchange offer that, if consummated, would result in such Person or group of Persons beneficially owning 20% or more of any class of voting or equity securities of that Party; or (c) a plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving that Party and/or any of its subsidiaries whose assets or revenues, individually or in the aggregate, constitute 20% or more of the consolidated assets or revenues, as applicable, of that Party and its subsidiaries, taken as a whole; provided however, that with respect to Wolfpack, an “Acquisition Proposal” shall be deemed not to include any transaction limited to those assets and Subsidiaries of Wolfpack that do not include the Wolfpack Material Subsidiaries, the Wolfpack Gold Properties and related assets.

"Aggregate Timberline Share Issuance Amount"	means the 42,932,063 Timberline Arrangement Shares

“Arrangement”
means the arrangement under the provisions of Section 288 of the Business Corporations Act on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with the Arrangement Agreement or the Plan of Arrangement or made at the direction of the Court in the Final Order (provided that any such amendment or variation is acceptable to both Timberline and Wolfpack, each acting reasonably).

“Arrangement Agreement”	means the arrangement agreement dated May 6, 2014 between Wolfpack and Timberline.

"Assignment of Indebtedness"	means the assignment by 0960926 BC of all of the indebtedness owed to it by Wolfpack US to Wolfpack US as a contribution of capital in respect of the Wolfpack US Shares.

“Business Corporations Act”	means the Business Corporations Act (British Columbia), as amended.

“Business Day”	means any day other than a Saturday, a Sunday or a day observed as a holiday in Vancouver, British Columbia under the Laws of the Province of British Columbia or the federal Laws of Canada.
”Certificate of Incorporation”	means the certificate of incorporation of Timberline on file with the Secretary of State of the State of Delaware.

“CIM”	means the Canadian Institute of Mining, Metallurgy and Petroleum.

“Common Stock” or “common stock”	means the Timberline Shares.

"Confidentiality Agreement"	means the confidentiality provisions in the letter of intent dated March 11, 2014, as amended April 10, 2014, entered into between Timberline and Wolfpack.

“Court”	means the British Columbia Supreme Court.

“Dissent Procedures”	has the meaning ascribed thereto in “Dissent Rights”.

“Dissent Rights”	means the rights of dissent of Registered Wolfpack Shareholders in respect of the Arrangement as described in the Plan of Arrangement.

“Dissenting Shareholder”	means a Registered Wolfpack Shareholder who dissents in respect of the Arrangement in strict compliance with the Dissent Procedures.

“Dissenting Shares”	means the Wolfpack Shares with respect to which Registered Wolfpack Shareholders have exercised Dissent Rights.

“Dodd-Frank Act”	means the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended.

“Effective Date”	means the date the Arrangement completes, as determined in accordance with of the Arrangement Agreement.

“Effective Time”
means the time when the transactions contemplated herein will be deemed to have been completed, which will be 12:01 a.m. (Pacific Time) on the Effective Date or such other time as the Parties agree to in writing.

“Fairness Opinion”
means the written opinion dated April 15, 2014 from the Financial Advisors delivered to the Timberline Board in connection with the Arrangement, a copy of which is attached as Appendix C to this Proxy Statement.

“Final Order”	means the final order of the Court approving the Arrangement as such order may be amended at any time before the Effective Date or, if appealed, then, unless such appeal is abandoned or denied, as affirmed.

“Financial Advisors”	means Bruce McKnight Minerals Advisor Services and Ross Glanville & Associates Ltd.

“Governmental Entity”
means any (i) multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign (ii) subdivision, agent, commission, board, or authority of any of the foregoing, or (iii) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing.

“Guide 7”	means the SEC’s Industry Guide 7.

“IFRS”	means International Financial Reporting Standards as issued by the International Accounting Standards Board.

“Interim Order”
means the interim order of the Court granted May 26, 2014, providing for, among other things, the calling and holding of the Meeting and related matters, as such order may be amended, supplemented or varied by the Court.

“Laws”
means all statutes, regulations, statutory rules, policies, orders, and terms and conditions of any grant of approval, permission, authority or license of any court, Governmental Entity, statutory body or regulatory authority (including the SEC, NYSE MKT and TSX-V), and the term “applicable” with respect to such Law and in the context that refers to one or more Persons means that such Law applies to such Person or Persons or its or their business, undertaking, property or securities and emanates from a Governmental Entity, statutory body or regulatory authority having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities.

“Letter of Intent”	means the letter of intent by and between Timberline and Wolfpack, dated March 11, 2014.

“Material Adverse Effect”	means a Timberline Material Adverse Effect or a Wolfpack Material Adverse Effect.

“Meeting”	means the annual and special meeting of Timberline Stockholders to be held to consider, among other matters, the Arrangement, including any adjournment or adjournments thereof.

“New Wolfpack Share”	means a common share in the capital of Wolfpack following the Arrangement.

“NI 43-101”	means National Instrument 43-101 – Standards of Disclosure for Mineral Projects.

“NYSE MKT”	means the NYSE MKT LLC

“NYSE MKT Company Guide”	means the listing regulations of companies listed on the NYSE MKT.

“Outside Date”	means, subject to the terms of the Arrangement Agreement, August 31, 2014 or such later date as may be agreed upon by the Parties.

“Parties”	means Wolfpack and Timberline and “Party” means any one of them.

“Person”
includes any individual, firm, partnership, joint venture, venture capital fund, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, company, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status.

“Plan of Arrangement”
means the plan of arrangement in the form and content set out in Appendix B to this Proxy Statement, and any amendment thereto or variation thereof made in accordance with the Arrangement Agreement or the Plan of Arrangement or made at the direction of the Court in the Final Order.

“Pre-Arrangement Financing”	means the equity financing of 6,225,000 Wolfpack Shares to be completed by Wolfpack on or before the Effective Date of Cdn$622,500 at a price of Cdn$0.10 per Wolfpack Share

“Pre-Arrangement Financing Loan”	means the $1,000,000 bridge loan provided by Wolfpack to Timberline to fund Timberline’s working capital needs during the interim period prior to the completion of the Arrangement.

"Pre-Arrangement Transactions"	means the Pre-Arrangement Financing Loan and the Assignment of Indebtedness.

“Professional Advisors”	means the Financial Advisor, legal advisors and other advisors to Wolfpack in connection with the Arrangement.

“Proxy Statement”
means collectively, the Proxy Statement of Timberline on Schedule 14A, including all appendices hereto, sent to be filed with the SEC and sent to Timberline Stockholders in connection with the Meeting.

“Record Date”	means June 30, 2014.

“Registered Wolfpack Shareholder”	means a registered holder of Wolfpack Shares.

“SEC”	means the United States Securities and Exchange Commission.

“Securities Act”	means the Securities Act (British Columbia) and the rules, regulations and published policies made thereunder, as now in effect and as they may be promulgated or amended from time to time.

“stockholder”	means the holder of Timberline Shares.

“subsidiary” or “Subsidiary”	has the meaning ascribed thereto in the Business Corporations Act and includes, for greater certainty, an indrect subsidiary, and will apply to a subsidiary of Timberline or Wolfpack, as the context requires.

“Superior Proposal”
means an unsolicited bona fide Acquisition Proposal made by a third party to a Party or its shareholders in writing after the date hereof: (i) to purchase or otherwise acquire, directly or indirectly, by means of a merger, take-over bid, amalgamation, plan of arrangement, business combination, consolidation, recapitalization, liquidation, winding-up or similar transaction, all of the Wolfpack Shares or Wolfpack US Shares or all of the Timberline Shares, as the case may be, and offering or making available the same consideration in form and amount to all shareholders of the Party to be purchased or otherwise acquired; (ii) that is reasonably capable of being completed without undue delay, taking into account all legal, financial, regulatory and other aspects of such proposal and the party making such proposal; (iii) is not subject to any financing condition and in respect of which any required financing to complete such Acquisition Proposal has been demonstrated to be available to the satisfaction of the board of directors of such Party, acting in good faith (after receipt of advice from its financial advisors and outside legal counsel); (iv) which is not subject to a due diligence and/or access condition; (v) that did not result from a breach of Section 8.1 or Section 8.2 of the Arrangement Agreement as the case may be, by the receiving Party or its representatives; (vi) is made available to all Wolfpack Shareholders or Timberline Stockholders, as the case may be, on the same terms and conditions; (vii) in respect of which the board of directors of such Party determines in good faith (after receipt of advice from its outside legal counsel with respect to (x) below and financial advisors with respect to (y) below) that (x) failure to recommend such Acquisition Proposal to its shareholders would be inconsistent with its fiduciary duties and (y) which would, taking into account all of the terms and conditions of such Acquisition Proposal, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction more favourable to its shareholders from a financial point of view than the Arrangement (including any adjustment to the terms and conditions of the Arrangement proposed by the other Party pursuant to Subsection 8.1(f) or Subsection 8.2(f) of the Arrangement Agreement, as the case may be).

"Support Agreements"	means the agreements dated May 27, 2014 between the relevant Party and each of the Supporting Shareholders, respectively, pursuant to which the Supporting Shareholders have agreed to support the Arrangement and vote in favor of the Arrangement.

"Supporting Shareholders"	means the officers and directors of the relevant Party.

“Tax Act”	means the Income Tax Act (Canada), as amended.

“Termination Payment”	means the Wolfpack Termination Payment or the Timberline Termination Payment, in each case as applicable.

“Timberline”	means Timberline Resources Corporation, a company existing under the laws of the State of Delaware.

“Timberline Arrangement Shares”	means the 42,932,063 Timberline Shares to be issued in connection with the Arrangement.

“Timberline Board”	means the board of directors of Timberline.

“Timberline Debt Cancellation Shares”
means such number of shares of Timberline Shares having a fair market value equal to the outstanding principal amount of the Pre-Arrangement Financing Loan and accrued interest thereon immediately preceding the Effective Time.

“Timberline Material Adverse Effect”
means any one or more changes, effects, events, occurrences or states of fact, either individually or in the aggregate, that is, or would reasonably be expected to be, material and adverse to the assets, liabilities (including any contingent liabilities that may arise through outstanding, pending or threatened litigation or otherwise), business, operations, results of operations, capital, property, obligations(whether absolute, accrued, conditional or otherwise) or financial condition of Timberline and its subsidiaries taken as a whole, other than changes, effects, events, occurrences or states of fact resulting from: (a) a change in the market price of the Timberline Shares following and reasonably attributable to the public announcement of the execution of the Arrangement Agreement and the transactions contemplated therein; (b) any changes affecting the global gold mining industry generally; (c) any change in the market prices of gold; (d) general economic, financial, currency exchange, securities or commodity market conditions in Canada or the United States; (e) any change in U.S. GAAP occurring after the date of the Arrangement Agreement; (f) any change in applicable Laws or in the interpretation thereof by any Governmental Entity occurring after the date hereof; (g) the commencement, occurrence or continuation of any war, armed hostilities or acts of terrorism; or (h) any natural disaster; provided, however, that with respect to clauses (b) to (h), such changes do not relate primarily to Timberline and its subsidiaries, taken as a whole, or does not have a disproportionate effect on Timberline and its subsidiaries, taken as a whole, compared to other companies of similar size operating in the gold mining industry; and references in this Arrangement Agreement to dollar amounts are not intended to be and shall not be deemed to be illustrative or interpretative for purposes of determining whether a “Timberline Material Adverse Effect” has occurred.

“Timberline Material Adverse Change”	has the meaning ascribed to such term in the Arrangement Agreement.

“Timberline Material Subsidiaries”	means Staccato Gold Resources Ltd. and BH Minerals USA Inc.

“Timberline Stockholder”	means a holder of Timberline Shares.

"Timberline Shares"	means the common stock in the authorized share structure of Timberline.

“Timberline Termination Payment”	means $500,000.

“TSX-V”	means the TSX Venture Exchange.

“United States”	means the United States of America, its territories and possessions.

“U.S. Exchange Act”	means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder from time to time.

“U.S. GAAP”	means United States generally accepted accounting principles.

“U.S. Holder”	has the meaning ascribed thereto in “Certain United States Federal Income Tax Considerations”.

“U.S. Securities Act”	means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder from time to time.

“Wolfpack”	means Wolfpack Gold Corp., a company existing under the laws of British Columbia.

“Wolfpack Board”	means the board of directors of Wolfpack.

“Wolfpack Gold Properties”	means those mineral properties listed in Exhibit I to the Plan of Arrangement.

“Wolfpack Material Adverse Change"	has the meaning ascribed to such term in the Arrangement Agreement.

“Wolfpack Material Adverse Effect”
means any one or more changes, effects, events, occurrences or states of fact, either individually or in the aggregate, that is, or would reasonably be expected to be, material and adverse to the assets, liabilities (including any contingent liabilities that may arise through outstanding, pending or threatened litigation or otherwise), business, operations, results of operations, capital, property, obligations(whether absolute, accrued, conditional or otherwise) or financial condition of Wolfpack and its subsidiaries taken as a whole, other than changes, effects, events, occurrences or states of fact resulting from: (a) a change in the market price of the Wolfpack Shares following and reasonably attributable to the public announcement of the execution of the Arrangement Agreement and the transactions contemplated therein; (b) any changes affecting the global gold mining industry generally; (c) any change in the market prices of gold; (d) general economic, financial, currency exchange, securities or commodity market conditions in Canada or the United States; (e) any change in IFRS occurring after the date of the Arrangement Agreement; (f) any change in applicable Laws or in the interpretation thereof by any Governmental Entity occurring after the date hereof; (g) the commencement, occurrence or continuation of any war, armed hostilities or acts of terrorism; or (h) any natural disaster; provided, however, that with respect to clauses (b) to (h), such changes do not relate primarily to Wolfpack and its subsidiaries, taken as a whole, or does not have a disproportionate effect on Wolfpack and its subsidiaries, taken as a whole, compared to other companies of similar size operating in the gold mining industry; and references in this Arrangement Agreement to dollar amounts are not intended to be and shall not be deemed to be illustrative or interpretative for purposes of determining whether a “Wolfpack Material Adverse Effect” has occurred.

“Wolfpack Meeting”	means the annual and special meeting of Wolfpack Shareholders to be held to consider, among other matters, the Arrangement, including any adjournment or adjournments thereof.

“Wolfpack Shareholder”	means a holder of Wolfpack Shares.

“Wolfpack Shares”	means the common shares in the authorized share structure of Wolfpack.

“Wolfpack Material Subsidiaries”	means Wolfpack US, 0960926 BC and 0899267 BC

“Wolfpack Termination Payment”	means $500,000.

“Wolfpack US”	means Wolfpack Gold (Nevada) Corp.

“Wolfpack US Shares”	means the common shares in the authorized share structure of Wolfpack US.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a Stockholder of record at the close of business on June 30, 2014 and are entitled to vote at the Meeting.  This Proxy Statement describes issues on which Timberline would like you, as a Stockholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Meeting to vote your Timberline Shares.

When you sign the proxy card you appoint Paul Dircksen, Executive Chairman, President and Chief Executive Officer to Timberline and Randal Hardy, Chief Financial Officer to Timberline, as your representatives at the Meeting.  As your representatives, they will vote your Timberline Shares at the Meeting (or any adjournments or postponements) as you have instructed on your proxy card.  With proxy voting, your Timberline Shares will be voted whether or not you attend the Meeting.  Even if you plan to attend the Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Meeting, just in case your plans change.

If an issue comes up for vote at the Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your Timberline Shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Timberline Board has fixed June 30, 2014 as the record date for the Meeting.  Only holders of Timberline Shares as of the close of business on that date will be entitled to vote at the Meeting.

How many Timberline Shares are outstanding?

As of June 30, 2014, Timberline had 74,868,938 Timberline Shares issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.	The approval of the Arrangement and the issuance of the Timberline Arrangement Shares;

2.	The approval of the Reverse Stock Split;

3.	The approval of the Authorized Share Increase;

4.	The election of the nominees to the Timberline Board to serve until Timberline’s 2015 annual meeting of Stockholders or until successors are duly elected and qualified;

5.	The ratification of the appointment of Timberline’s independent registered public accounting firm for the fiscal year of 2014;

6.	The approval, on a non-binding, advisory basis of the compensation of our named executive officers; and

7.	Any other business that may properly come before the Meeting.

How many votes do I get?

Each share of Timberline Common Stock is entitled to one vote.  Dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR the approval of the Arrangement and the issuance of the Timberline Arrangement Shares, FOR the approval of the Reverse Stock Split, FOR the approval of the Authorized Share Increase, FOR each of the nominees to the Timberline Board, FOR the ratification of the appointment of our independent registered public accounting firm and FOR the approval of the compensation of our named executive officers.

How do I vote?

You have several voting options. You may vote by:

●	Completing your proxy card over the internet at the following website: www.proxyvote.com;

●	Downloading or requesting a proxy card (as detailed below), signing your proxy card and mailing it to the attention of: Vote processing, c/o Broadridge, 51 Mercedes Way, Englewood, New York 11717;

●	Signing and faxing your proxy card to the number provided on the proxy card; or

●	Attending the Meeting and voting in person.

If your Timberline Shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of Timberline Shares held in a “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the Timberline Shares in your account.  You are also invited to attend the Meeting.  However, since you are not the stockholder of record, you may not vote your Timberline Shares in person at the Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can Stockholders vote in person at the Meeting?

Timberline will pass out written ballots to anyone who wants to vote at the Meeting.  If you hold your Timberline Shares through a brokerage account but do not have a physical share certificate, or the Timberline Shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Meeting.

What if I want a paper copy of these proxy materials?

Please send a written request to our offices at the address below, email us at proxy@timberline-resources.com or call us toll free at (866) 513-4859 to request a copy of the proxy materials.

Send requests to:

Timberline Resources Corporation 101 East Lakeside Avenue Coeur d’Alene, Idaho 83814

Attention: Randal Hardy Chief Financial Officer

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting.  You may do this by:

●
Signing another proxy with a later date and mailing it to the attention of: Randal Hardy, Chief Financial Officer, at 101 E. Lakeside Avenue, Coeur d’Alene, ID 83814, so long as it is received prior to 2:00PM Pacific daylight time on August 4, 2014;

●
Delivering a written notice of the revocation of your proxy to the attention of: Randal Hardy, Chief Financial Officer, at 101 E. Lakeside Avenue, Coeur d’Alene, ID 83814, so long as it is received prior to 2:00PM Pacific daylight time on August 4, 2014; or

●	Voting in person at the Meeting.

Beneficial stockholders should refer to the instructions received from their stockbroker or the registered holder of the Timberline Shares if they wish to change their vote.

How many votes do you need to hold the Meeting?

To conduct the Meeting, Timberline must have a quorum, which means that a majority of the outstanding voting shares of Timberline as of the record date must be present at the Meeting.  Timberline Common Stock is the only type of security entitled to vote at the Meeting.  Based on 74,868,938 voting shares outstanding as of the record date of June 30, 2014, 37,434,470 Timberline Shares must be present at the Meeting, in person or by proxy, for there to be a quorum.  Your Timberline Shares will be counted as present at the Meeting if you:

●	Submit a properly executed proxy card (even if you do not provide voting instructions); or

●	Attend the Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum.  Since Timberline’s bylaws state that matters presented at a meeting of Stockholders must be approved by the majority of the Timberline Shares present at the meeting, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST that proposal.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding Timberline Shares in street name for their customers, are generally required to vote the Timberline Shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the Timberline Shares on routine matters but not on non-routine matters.  The Arrangement, the Reverse Stock Split, the Authorized Share Increase, the election of directors to the Timberline Board and the advisory vote on the compensation of our named executive officers are all non-routine matters.  Consequently, if customers do not give any direction, brokers will not be permitted to vote such Timberline Shares at the Meeting in relation to these matters. The ratification of the appointment of Timberline’s independent registered public accounting firm for the fiscal year of 2014 is considered a routine matter and brokers will be permitted to vote shares held in street name for their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote.  Any Timberline Shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of directors. Any Timberline Shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to approve the Arrangement, to approve the Reverse Stock Split, to approve the Authorized Share Increase, to ratify the appointment of the independent registered public accountant and to approve on an advisory basis the compensation of our named executive officers, will have the same effect as a vote AGAINST such proposal.

How many votes are needed to approve the Arrangement?

The Arrangement will be approved if a majority of the Timberline Shares present at the Meeting votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.  We encourage you to vote FOR this proposal.

How many votes are needed to approve the Reverse Stock Split?

The Reverse Stock Split will be approved if a majority of the issued and outstanding Timberline Shares votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.  We encourage you to vote FOR this proposal.

How many votes are needed to approve the Authorized Share Increase?

The Authorized Share Increase will be approved if a majority of the issued and outstanding Timberline Shares votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.  We encourage you to vote on this proposal.

How many votes are needed to elect directors?

The nominees for election as directors at the Meeting will be elected by a plurality of the votes cast at the Meeting.  The nominees with the most votes will be elected.  A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees for which the vote was withheld.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if a majority of the voting power of the voting shares present at the meeting votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

How many votes are needed to approve the advisory, non-binding vote on the compensation for our named executive officers?

The compensation for our named executive officers will be approved, on an advisory, non-binding basis, if a majority of the Timberline Shares present at the meeting votes FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

Will my Timberline Shares be voted if I do not sign and return my Proxy Card?

If your Timberline Shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares; otherwise your Timberline Shares will not be voted at the meeting.  See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your Timberline Shares.

If your Timberline Shares are registered in your name, and you do not complete your proxy card over the internet or sign and return your proxy card, your Timberline Shares will not be voted at the Meeting unless you attend the Meeting and vote your Timberline Shares in person.

Where can I find the voting results of the Meeting?

Timberline will publish the final results in a Current Report on Form 8-K with the SEC within four (4) business days of the Meeting.

Who will pay for the costs of soliciting proxies?

Timberline will bear the cost of soliciting proxies.  In an effort to have as large a representation at the meeting as possible, Timberline’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances.  These individuals will receive no additional compensation for their services other than their regular salaries.  Timberline anticipates engaging a proxy solicitor at an initial anticipated cost of approximately $20,000.  Timberline will pay a reasonable fee in relation to these services.  Upon request, Timberline will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of Timberline Shares on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such Timberline Shares.

When are stockholder proposals due for the 2015 annual meeting of Stockholders?

In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to Timberline’s Secretary, Randal Hardy, at Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814, and received no later than January 29, 2015, provided that this date may be changed in the event that the date of the annual meeting of stockholders to be held in calendar year 2015 is changed by more than 30 days from the date of the annual meeting of stockholders to be held in calendar year 2014. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in our proxy statement and form of proxy.

Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after April 14, 2015 will be considered untimely pursuant to Rule 14a-5(e)(2) of the U.S. Exchange Act provided that this date may be changed in the event that the date of the annual meeting of stockholders to be held calendar year 2015 is changed by more than 30 days from the date of the annual meeting of stockholders to be held in calendar year 2014.

How can I obtain a copy of the 2013 Annual Report on Form 10-K?

Timberline’s 2013 Annual Report on Form 10-K, including financial statements, is available on the internet with this Proxy Statement at http://www.timberline-resources.com/main.php?page=119. The Form is also available through the SEC’s website at http://www.sec.gov.

At the written request of any stockholder who owns Timberline Shares on the record date, Timberline will provide to such stockholder, without charge, a paper copy of Timberline’s 2013 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits.

If requested, Timberline will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2013 Annual Report on Form 10-K should be mailed to:
Timberline Resources Corporation
101 East Lakeside Avenue
Coeur d’Alene, Idaho 83814

Attention: Randal Hardy
Corporate Secretary

What materials accompany or are attached to this Proxy Statement?

The following materials accompany or are attached to this Proxy Statement:

APPENDIX A	Form of Proxy Card

APPENDIX B	Plan of Arrangement

APPENDIX C	Fairness Opinion

APPENDIX D	Information regarding Wolfpack US

APPENDIX E	Historical Financial Statements of Wolfpack US

APPENDIX F	Pro forma Financial Statements of Timberline

APPENDIX G	Certificate of Amendment to Certificate of Incorporation regarding Reverse Stock Split

APPENDIX H	Certificate of Amendment to Certificate of Incorporation regarding Authorized Share Increase

PROPOSAL 1 – APPROVAL OF THE ARRANGEMENT

GENERAL QUESTIONS REGARDING THE ARRANGEMENT

Why am I being asked to vote on the Arrangement?

At the Meeting, you will be asked to consider and vote upon the Arrangement, under which Timberline will acquire all of the issued and outstanding Wolfpack US Shares of Wolfpack US, which will hold certain of Wolfpack’s current Nevada gold properties and Cdn$5.3 million in cash (which amount includes the cancellation of the Pre-Arrangement Financing Loan from Wolfpack to Timberline in the amount of US$1,000,000). Under the Arrangement, Wolfpack will receive the Timberline Arrangement Shares (42,932,063 Timberline Shares) (representing a ratio equal to 0.75 of a Timberline Arrangement Share for each outstanding Wolfpack Share) in exchange for the Wolfpack US Shares. Wolfpack will distribute the Timberline Arrangement Shares and New Wolfpack Shares to its shareholders in exchange for their current Wolfpack Shares. On completion of the Arrangement, Wolfpack US will be a wholly-owned subsidiary of Timberline.

Shares of Timberline Common Stock are listed on the NYSE MKT and Sections 712 and 713 of the NYSE MKT Company Guide require Stockholder approval for the issuance of the Timberline Arrangement Shares pursuant to the Arrangement.  Section 712 of the NYSE MKT Company Guide requires stockholder approval before the issuance of common stock as sole or partial consideration for an acquisition of the stock or assets of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding shares of common stock of 20% or more.  Section 713 of the NYSE MKT Company Guide requires Stockholder approval before the issuance of shares of common stock, or securities convertible into common stock, equal to 20% or more of the presently outstanding common stock for less than the greater of book or market value of such common stock.

Because the Timberline Arrangement Shares issued pursuant to the Arrangement to acquire Wolfpack US Shares will exceed 20% of the issued and outstanding Timberline Shares and because the Timberline Arrangement Shares may be issued at a discount to market, Stockholder approval of the Arrangement is required.

What will happen if the proposed Arrangement is completed?

Upon completion of the Arrangement, Wolfpack US will become a wholly-owned subsidiary of Timberline and Wolfpack US which will hold certain of Wolfpack’s current Nevada gold properties and Cdn$5.3 million in cash.

Following the Arrangement there will be a total of 117,801,001 Timberline Shares outstanding, approximately 36% of which will be owned by existing Wolfpack Shareholders and approximately 64% of which will be owned by existing Timberline Stockholders.

Who will manage the combined company after the Arrangement?

Following the Arrangement, Paul Dircksen will continue as the chief executive officer of Timberline and Randal Hardy will continue as the chief financial officer of Timberline.  Following the Arrangement, the Timberline Board will be reconstituted to consist of five (5) directors, two of whom will be nominated by Wolfpack and three of whom will be nominated by Timberline. Currently, it is anticipated that Timberline will nominate: Paul Dircksen, Robert Martinez and Leigh Freeman and Wolfpack will nominate William Sheriff and John Watson.  William Sheriff will be appointed to act as non-executive Chairman of the Board.

How was the Arrangement consideration determined?

The Arrangement consideration was determined after considerable negotiations between Timberline and Wolfpack and the consideration of numerous factors that each company deemed relevant. In addition, Wolfpack received a fairness opinion from Jennings Capital Inc., which provided that the consideration to be paid to the Wolfpack Shareholders was fair from a financial point of view and Timberline received a fairness opinion from Bruce McKnight Minerals Advisor Services and Ross Glanville & Associates Ltd. which provided that the cash and assets of Wolfpack US to be received by Timberline in exchange for the issuance of the Timberline Arrangement Shares was fair to Timberline and the Stockholders from a financial point of view.

When does the Timberline Board expect the Arrangement to be completed?

It is anticipated that the Effective Date of the Arrangement will be as soon as possible after receipt of all applicable stockholder, regulatory and court approvals and is expected to be on or about August 8, 2014, but no later than August 31, 2014.  In addition to approval by the Timberline Stockholders, the Arrangement requires approval of the Wolfpack Shareholders, court approval under the Business Corporation Act (British Columbia) by the Supreme Court of British Columbia, and approval of the NYSE MKT and TSX-V.  The Timberline Board expects to complete the Arrangement shortly after receiving the final order from the Supreme Court of British Columbia.

What vote is required to approve the Arrangement?

The Arrangement must be approved by a majority of the Timberline Shares present at the Meeting.  However, it is a condition to closing the Arrangement that Timberline have received approval from the Stockholders to conduct the Reverse Stock Split and the Authorized Share Increase.  These proposals require the affirmative vote of a majority of the issued and outstanding Timberline Shares to be approved.

While Wolfpack could waive the condition precedent for the approval of the Reverse Stock Split, because the number of Timberline Shares to be issued under the Arrangement would cause Timberline to exceed its current authorized capital of 100,000,000 Timberline Shares, if Stockholders do not approve the Authorized Share Increase, the Arrangement cannot be completed.

Does the Timberline Board recommend approval of the Arrangement?

After taking into consideration, among other things, the Fairness Opinion of Bruce McKnight Minerals Advisor Services and Ross Glanville & Associates Ltd. delivered on April 15, 2014, the Timberline Board has unanimously concluded that the Arrangement is in the best interests of Timberline and is fair from a financial point of view to the Timberline Stockholders and has approved the Arrangement and authorized its submission to the Stockholders for approval.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE ARRANGEMENT.

SUMMARY OF THE ARRANGEMENT

This summary is qualified in its entirety by the more detailed information appearing elsewhere in this Proxy Statement, including the Appendices which are incorporated into and form part of this Proxy Statement. Terms with initial capital letters in this summary are defined in the Glossary of Terms immediately preceding this summary.

You are being asked to approve the Arrangement, including the issuance of approximately 42,932,063 Common Shares of Timberline consideration for the acquisition.

Pursuant to our Certificate of Incorporation and applicable Delaware state law, and limited only by the number of Timberline Shares authorized for issuance under our Certificate of Incorporation (See – Proposal 3 – Authorized Share Increase), the Timberline Board has the power, without submitting the matter to a Stockholder vote or approval, to issue Timberline Shares, from time to time, for any consideration the Timberline Board deems appropriate.

However, Timberline Shares are listed on the NYSE MKT and Sections 712 and 713 of the NYSE MKT Company Guide require Stockholder approval for the issuance of Timberline Shares pursuant to the Arrangement.  See “Why am I being asked to vote on the Arrangement?” above.

Calculation of Stockholder Vote Trigger

The following is a summary of the currently outstanding Timberline Shares and the number of Timberline Arrangement Shares expected to be issued in connection with the Wolfpack Arrangement, as well as the percentage of currently issued and outstanding Timberline Shares.

Timberline Shares Authorized	100,000,000 (200,000,000 if Stockholders approve Proposal 2 in this Proxy Statement at the Meeting)
Timberline Shares Outstanding	74,868,938
Timberline Shares Expected to be Issued in the Wolfpack Arrangement (Proposal 1)	42,932,063
Percentage of Timberline Shares Outstanding	57% of outstanding Timberline Shares, respectively
Percentage Ownership of current Timberline Stockholders following Arrangement	64% of 117,801,001 outstanding Timberline Shares

The Arrangement

Wolfpack and Timberline have agreed, subject to the satisfaction of certain conditions, to the acquisition by Timberline of all of the Wolfpack US Shares. The acquisition will be effected by way of a court-approved Plan of Arrangement under the Business Corporations Act pursuant to which Wolfpack will receive Timberline Shares in exchange for the Wolfpack US Shares and will then distribute the Timberline Shares and issue  New Wolfpack Shares to the Wolfpack Shareholders in exchange for their Wolfpack Shares.

A copy of the Plan of Arrangement is attached as Appendix B and forms an integral part of this Proxy Statement. Timberline Stockholders are encouraged to read the Arrangement Agreement as it is the principal agreement that governs the Arrangement. The Arrangement Agreement may be found in Timberline’s Current Report on Form 8-K as filed with the SEC on May 15, 2014 available at www.sec.gov. For a summary of the principal provisions of the Arrangement Agreement, see “The Arrangement - The Arrangement Agreement”.

About Wolfpack and Wolfpack US

Wolfpack is a reporting issuer in British Columbia, Alberta and Ontario and its common shares are listed on the TSX-V under the symbol “WFP”.  Wolfpack US is a wholly owned subsidiary of Wolfpack. Detailed information about Wolfpack US is contained in Appendix D - “Information Concerning Wolfpack US”.
Timberline after the Arrangement

On completion of the Arrangement, Timberline will own, directly or indirectly, all of the outstanding Wolfpack US Shares and it is expected that the business and operations of Wolfpack US, which comprises the Wolfpack Gold Properties, will be managed and operated as a subsidiary of Timberline. Wolfpack Shareholders will become stockholders of Timberline and will hold approximately 36% of the issued and outstanding Timberline Shares after the Arrangement.

Following the Arrangement, Paul Dircksen will continue as the chief executive officer of Timberline and Randal Hardy will continue as the chief financial officer of Timberline.  Following the Arrangement, the Timberline Board will be reconstituted to consist of five (5) directors, two of whom will be nominated by Wolfpack and three of whom will be nominated by Timberline. Currently, it is anticipated that Timberline will nominate: Paul Dircksen, Robert Martinez and Leigh Freeman and Wolfpack will nominate William Sheriff and John Watson. William Sheriff will be appointed to act as non-executive Chairman of the Board.

Background to the Arrangement

The provisions of the Arrangement Agreement are the result of arm’s length negotiations between representatives of Wolfpack and Timberline and their respective financial and legal advisors.  See “The Arrangement – Background to the Arrangement” for a description of the background to the Arrangement.

Reasons for the Arrangement

The following is a summary of the principal reasons for the unanimous recommendation of the Timberline Board that Timberline Stockholders vote FOR the Arrangement:

•
Fairness Opinion. Timberline’s Financial Advisors have provided an opinion that, as at April 15, 2014 subject to the assumptions, limitations and qualifications set out therein, the Arrangement is fair, from a financial point of view, to Timberline and the Timberline Stockholders.

•
Benefits of combining gold assets/Benefits of cash in Wolfpack US. Timberline’s management and the Board believe that the cash to be acquired from Wolfpack US will provide Timberline with the required funding to focus on advancing its South Eureka/Lookout Mountain project in Nevada, while also adding a portfolio of gold exploration properties in Nevada with excellent upside potential.

•
 Continuing as a Going Concern. The cash to be acquired from Wolfpack US permits Timberline to meet its obligations as they become due and implement its plan of operations.  While Timberline’s management and the Board believe that Timberline still needs additional financing to continue operations and advance its projects, the Board determined that the cash from the Arrangement will alleviate the current working capital deficit of the Company.

•
Continued Listing on the NYSE MKT. As previously disclosed by Timberline, on February 6, 2014, the Company received notice from the NYSE MKT that the Company is not in compliance with one of the NYSE MKT’s continued listing standards as set forth in Part 10 of the NYSE MKT Company Guide. Specifically, the Registrant is not in compliance with Section 1003(a)(iv) of the Company Guide in that is has sustained losses which are substantial in relation to its overall operations or its existing financial resources, or its financial condition has become impaired such that it appears questionable, in the opinion of the NYSE MKT, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.

Pursuant to the requirements of the NYSE MKT and the compliance notice, the Company submitted a compliance plan which was based on the completion of the Arrangement. The NYSE MKT accepted the Company’s plan of compliance on March 21, 2014 and extended the Company’s compliance date to August 15, 2014.

The Board considers the continued listing on the NYSE MKT to be valuable to the Company and its stockholders and the completion of the Arrangement is an essential part of the Company’s plan of compliance to continue its listing.

Fairness Opinion

In connection with the Arrangement, the Timberline Board received a written opinion dated April 15, 2014 from the Financial Advisors which states that, as of April 15, 2014, and subject to the assumptions, limitations and qualifications set out therein, the Arrangement is fair, from a financial point of view, to the Timberline Stockholders.  The full text of the Fairness Opinion, which sets forth certain assumptions made, matters considered and limitations on the review undertaken in connection with such opinion, is attached as Appendix C to this Proxy Statement.  Timberline Stockholders are urged to, and should, read the Fairness Opinion in its entirety.  See “The Arrangement – Fairness Opinion”.

Subject to the terms of its engagement, the Financial Advisors have consented to the inclusion in this Proxy Statement of their Fairness Opinion in its entirety, together with the summary herein and other information relating to the Financial Advisors and their Fairness Opinion. The Fairness Opinion addresses only the fairness of the Arrangement from a financial point of view and does not and should not be construed as a valuation of Wolfpack US or Timberline or their respective assets, liabilities or securities or as recommendations to any Timberline Stockholders as to how to vote at the Meeting.

Court Approval

The Arrangement requires Court approval under the Business Corporations Act.  Wolfpack has obtained the Interim Order providing for the calling and holding of its meeting of shareholders, the dissent rights and certain other procedural matters. If the Wolfpack Shareholders approve the Arrangement as provided for in the Interim Order, Wolfpack intends to make an application to the Court for the Final Order at 9:45 a.m. (Vancouver time), or as soon thereafter as counsel may be heard, on August 8, 2014 at the Courthouse, 800 Smithe Street, Vancouver, British Columbia, or at any other date and time as the Court may direct.  The Final Order is required for the Arrangement to become effective.  In deciding whether to grant the Final Order, the Court will consider, among other things, the fairness of the Arrangement to Wolfpack Shareholders.  The Court may approve the Arrangement either as proposed or as amended in any manner the Court may direct, and subject to compliance with such terms and conditions, if any, as the Court sees fit. See “The Arrangement - Court Approval of the Arrangement”.

 Non-Solicitation and Superior Proposals

Pursuant to the Arrangement Agreement, each of Wolfpack and Timberline have agreed not to solicit, initiate or encourage any Acquisition Proposals.  However, the Wolfpack Board or the Timberline Board, as applicable, have the right to consider and accept a Superior Proposal under certain conditions.  If either party accepts a Superior Proposal and terminates the Arrangement Agreement, the party must pay the Wolfpack Termination Payment or the Timberline Termination Payment., in each case as applicable. A Superior Proposal must be considered and accepted before the Meeting.

See “The Arrangement - The Arrangement Agreement – Non-Solicitation Covenants and Rights to Accept a Superior Proposal” and “The Arrangement - The Arrangement Agreement”.

Support Agreements

Under the terms of the Arrangement Agreement, each of Wolfpack and Timberline has covenanted to use its commercially reasonable efforts to cause the Supporting Shareholders to execute the Support Agreements.

Pursuant to the Support Agreements, each of the Supporting Shareholders covenants with Wolfpack or Timberline, in each case as applicable, that the Supporting Shareholder will (among other things):

(a)
not (A) sell, transfer, assign, grant a security interest in or otherwise dispose of any right or interest in any of the securities of Wolfpack or Timberline held by such Supporting Shareholder, or (B) other than as set out in the Support Agreements, grant any proxies or powers of attorney or in any way transfer the voting rights attaching to such securities, call any meetings of Timberline Shareholders or Wolfpack Shareholders (in each case as applicable) or give consents or approval of any kind with respect to any such securities; and

(b)
vote (or cause to be voted) all of the voting securities of Wolfpack or Timberline (in each case as applicable) held by such Supporting Shareholder at any meeting of the securityholders of Wolfpack or Timberline (in each case as applicable), including the Meeting and the Timberline Meeting: (A) in favor of the approval, consent and adoption of the transactions contemplated by the Arrangement Agreement; and (B) against any (i) merger, reorganization, amalgamation, share exchange or similar transaction involving Wolfpack or Timberline (in each case as applicable); (ii) sale, lease or transfer of any significant part of the assets of Timberline or Wolfpack (in each case as applicable); (C) Acquisition Proposal (other than as contemplated by the Arrangement Agreement, and any other agreement or transaction involving Wolfpack or Timberline (as applicable) and their affiliates; (D) material change in the capitalization of Timberline or Wolfpack or the corporate structure or constating documents of Wolfpack or Timberline; or (E) action that would reasonably be expected to impede, delay, interfere with, or discourage the transactions contemplated by the Arrangement Agreement.

Directors and executive officers of Timberline holding approximately 1% of the issued and outstanding Timberline Shares have entered into Support Agreements with Wolfpack to vote in favor of the Arrangement at the Meeting.

Termination of the Arrangement Agreement

The Arrangement Agreement may be terminated before the Effective Time in certain circumstances.  Such termination may, in certain circumstances, result in the payment by Wolfpack to Timberline of the Wolfpack Termination Payment, or payment by Timberline to Wolfpack of the Timberline Termination Payment.  See “The Arrangement – The Arrangement Agreement – Termination” and “The Arrangement – The Arrangement Agreement – Termination Payment”.

Risk Factors

Timberline Stockholders should carefully consider the risk factors relating to the Arrangement. Some of these risks include, but are not limited to: the Arrangement Agreement may be terminated in certain circumstances, including the occurrence of a Material Adverse Change relating to Wolfpack or Timberline; there can be no certainty that all conditions precedent to the Arrangement will be satisfied and the market price for Timberline Common Stock may decline if the Arrangement is not completed; Timberline will incur costs even if the Arrangement is not completed, and may also be required to pay the Timberline Termination Payment to Wolfpack; the issue of Timberline Arrangement Shares under the Arrangement and their subsequent sale may cause the market price of Timberline Common Stock to decline. For more information see “The Arrangement - Risks Associated with the Arrangement”.

Summary Table

Description of Purchase:
Timberline, a Delaware corporation, desires to acquire all of the outstanding securities of Wolfpack US, a Nevada corporation and wholly-owned subsidiary of Wolfpack, a British Columbia corporation. Timberline will issue the Timberline Arrangement Shares to Wolfpack in exchange for all of the issued and outstanding shares of Wolfpack US and for cancellation of the US$1 million loan from Wolfpack to Timberline.  Wolfpack will then distribute the Timberline Arrangement Shares to its shareholders pursuant to a recapitalization of Wolfpack.

Principal Business of Target:
Wolfpack US is a junior gold exploration company with resources and advanced stage exploration assets located exclusively in Nevada. Wolfpack US will also hold Cdn$4,222,500 in cash at the closing of the Arrangement, which when combined with the cancellation of the Pre-Arrangement Financing Loan in the amount of $1,000,000 will result in aggregate cash to Timberline of approximately Cdn$5.3 million.

Purchase Price:	42,932,063 Timberline Shares, which represents 0.75 of one share of Timberline Common Stock for each Wolfpack Share outstanding.
Conditions:	The obligations of Wolfpack and Timberline to consummate the Arrangement are subject to the satisfaction of certain mutual conditions relating to, among other things:
(a)	approval of the Arrangement by shareholders of Wolfpack;
(b)	the receipt of the Interim Order and the Final Order;
(c)	approval of the Arrangement, the Reverse Split and the Authorized Share Increase by Timberline Stockholders;
(d)
the absence of any order or decree or proceeding restraining or enjoining or that would, if successful, restrain or enjoin the consummation of the transactions contemplated by the Arrangement Agreement or that would otherwise be inconsistent with the regulatory approvals obtained;

(d)	the Arrangement Agreement not having been terminated in accordance with its terms;
(e)	Wolfpack having received any required approval of the TSX-V;
(f)	the authorization for listing of the Timberline Arrangement Shares issuable under the terms of the Plan of Arrangement on the TSX-V and the NYSE MKT;
(g)	Wolfpack having completed the pre-arrangement financing to Timberline of a US$1 million loan;
(h)	Wolfpack having completed the pre-arrangement reorganizations;
(i)	Timberline having received all necessary approvals from the TSX-V and NYSE MKT in relation to the Reverse Stock Split and the Authorized Share Increase;

(j)	the Effective Date having occurred on or before August 31, 2014;
(k)	the receipt of all other required material consents, waivers, permits, order and approvals; and
(l)	the issuance of the Timberline Shares and New Wolfpack Shares to be issued to the Wolfpack Shareholders being exempt from the registration requirements of the U.S. Securities Act, and the registration and prospectus requirements of applicable Canadian securities legislation.

The obligations of Timberline to consummate the Arrangement are subject to the satisfaction of certain additional conditions relating to, among other things: the performance of all of Wolfpack’s covenants; the accuracy of each of Wolfpack’s representations and warranties; the absence of any Wolfpack Material Adverse Change; Wolfpack US having cash on hand of not less than Cdn.$4,222,500; and the provision by Wolfpack to Timberline, on or before the Effective Date, of written resignations from all directors and officers of Wolfpack US.

The obligations of Wolfpack to consummate the Arrangement are subject to the satisfaction of certain additional conditions relating to, among other things: the performance of all of Timberline’s covenants; the accuracy of each of Timberline’s representations and warranties; the absence of any Timberline Material Adverse Effect; Wolfpack having received a waiver from each of the Chief Executive Officer and Chief Financial Officer of Timberline in respect of their respective employment agreements entered into between Timberline and such individuals of any change of control payment or other similar payment pursuant to such employment agreements; and at the Effective Date, the Timberline Board will be comprised of five directors, of whom three will be nominated by Timberline and two will be nominated by Wolfpack.

Amendment and Waiver	The Arrangement Agreement and the Arrangement may, at any time and from time to time before the Effective Date of the Arrangement, be amended by written agreement of Timberline and Wolfpack without, subject to applicable law, further notice to or authorization on the part of their respective shareholders.
Termination of Arrangement Agreement:	The Arrangement Agreement may be terminated at any time before the Effective Time, whether before or after the holding of the Meeting:
(a)	by the mutual agreement of Wolfpack and Timberline;
(b)	by either Timberline or Wolfpack if:
i.
the transactions contemplated under the Arrangement are illegal or otherwise prohibited with respect to any law or are contrary to any injunction order, decree or ruling of a governmental entity that is final and non-appealable;

ii.	the Wolfpack Shareholders fail to approve the Arrangement at their meeting in accordance with the Interim Order;

iii.	the Timberline Stockholders fail to approve the Arrangement and related transactions at the their meeting; and
iii.
the Effective Time does not occur on or before August 31, 2014, provided that a party may not terminate the Arrangement Agreement if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such party of any of its representations or warranties or the failure of such party to perform any of its covenants or agreements under the Agreement;

(c)	by Timberline if:
i.	Wolfpack fails to recommend or has withdrawn, qualified, modified or changed in a manner adverse to Timberline its approval or recommendation of the Arrangement or fails to publicly reaffirm its unanimous recommendation of the Arrangement within three calendar days after having been requested to do so by
Timberline, has recommended or approved an Acquisition Proposal or has otherwise breached the non-solicitation covenants under the Arrangement Agreement;
ii.	a breach of any representation or warranty or failure to perform any covenant of Wolfpack contained in the Arrangement Agreement;
iii.
it has been notified in writing by Wolfpack of a Proposed Agreement and either: (A) Timberline does not deliver an amended Arrangement proposal within five Business Days of delivery; or (B) Timberline delivers an amended Arrangement proposal but the Wolfpack Board determines, acting in good faith that the Acquisition Proposal provided in the Wolfpack Proposed Agreement constitutes a Superior Proposal; or

iv.	it wishes to enter into a binding written agreement with respect to a Superior Proposal and has paid to Wolfpack a termination fee of US$500,000.
(d)	by Wolfpack if:
i.
Timberline fails to recommend or has withdrawn, qualified, modified or changed in a manner adverse to Wolfpack its approval or recommendation of the Arrangement or fails to publicly reaffirm its unanimous recommendation of the Arrangement within three calendar days after having been requested to do so by Wolfpack, has recommended or approved an Acquisition Proposal or has otherwise breached the non-solicitation covenants under the Arrangement Agreement;

ii.	a breach of any representation or warranty or failure to perform any covenant of Timberline contained in the Arrangement Agreement;
iii.	it has been notified in writing by Timberline of a Proposed Agreement and either: (A) Wolfpack does not deliver an amended Arrangement proposal within five Business Days of delivery; or (B) Wolfpack delivers an amended Arrangement proposal but the Wolfpack Board determines, acting in good faith that the Acquisition Proposal provided in the Wolfpack Proposed Agreement constitutes a Superior Proposal; or
	iv.	it wishes to enter into a binding written agreement with respect to a Superior Proposal and has paid to Timberline a termination fee of US$500,000.
Break Fees and Reimbursement of Expenses
Each of the Parties is entitled to a termination fee of US$500,000 under certain circumstances. Timberline is entitled to a termination fee in certain circumstances, including: (a) the termination of the Arrangement Agreement by Timberline in connection with a Wolfpack Change in Recommendation (as defined in the Arrangement Agreement); (b) the termination of the Arrangement Agreement by the Wolfpack in the event Wolfpack wishes to enter into a binding written agreement with respect to a Superior Proposal; or (c) the termination of the Arrangement Agreement by either Party in connection with the failure to obtain the required Wolfpack or Timberline stockholder approval or failure to close by the Effective Time. Wolfpack is entitled to a termination fee in certain circumstances, including: (a) the termination of the Arrangement Agreement by Wolfpack in connection with a Timberline Change in Recommendation (as defined in the Arrangement Agreement); (b) the termination of the Arrangement Agreement by the Timberline in the event Timberline wishes to enter into a binding written agreement with respect to a Superior Proposal; or (c) the termination of the Arrangement Agreement by either Party in connection with the failure to obtain the required Wolfpack or Timberline stockholder approval or failure to close by the Effective Time.
Appraisal Rights:
Under Delaware law, there are no appraisal rights for Timberline Stockholders in connection with the approval of the Arrangement or any of the other proposals related to the Arrangement contained in this Proxy Statement.

Required Vote:
The Arrangement will be approved if the majority of Timberline Shares present, whether in person or by proxy, at the Meeting vote FOR the approval of the Arrangement.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

THE ARRANGEMENT

At the Meeting, Timberline Stockholders will be asked to consider and approve the Arrangement including the issuance of the Timberline Arrangement Shares.  The Arrangement, the Plan of Arrangement and the terms of the Arrangement Agreement are summarized below. This summary does not purport to be complete and is qualified in its entirety by reference to the Plan of Arrangement, which is attached as Appendix B to this Proxy Statement.

Pre-Arrangement Transactions

Pre-Arrangement Financing Loan

As previously announced in our Current Report on Form 8-K as filed with the SEC on March 20, 2014, under the terms of the letter of intent dated March 11, 2014 between Wolfpack and Timberline, Wolfpack agreed to provide Timberline with the Pre-Arrangement Financing Loan to fund the working capital needs of Timberline during the interim period prior to the completion of the Arrangement. Under the terms of the Pre-Arrangement Financing Loan, Timberline may draw down an initial US$500,000 and may thereafter request additional tranches of US$250,000, up to a total of US$1,000,000.  The loan will mature on the earlier of completion of the Arrangement and one year from the initial draw down under the Pre-Arrangement Financing Loan. The amount drawn will bear interest at 5% during the first six months of the Pre-Arrangement Financing Loan and thereafter at 10% until repaid (in each case compounded annually).

If the Arrangement for any reason does not complete, Wolfpack will have the exclusive right, on the maturity date, to be paid the principal amount of the Pre-Arrangement Financing Loan and interest in cash or elect to receive all or a portion thereof in Timberline Shares. Repayment has been secured by Timberline’s interest in the Seven Troughs property located in Pershing County, Nevada.

As of the date of this Proxy Statement, a total of US$1,000,000 has been advanced to Timberline under the Pre-Arrangement Financing Loan.

Assignment of Indebtedness

Under the terms of the Arrangement Agreement, and as a condition to closing of the Arrangement, Wolfpack will cause its wholly-owned subsidiary, 0960926 BC, to assign all of the indebtedness owed to it by Wolfpack US to Wolfpack US as a contribution of capital in respect of the Wolfpack US Shares and such indebtedness will be cancelled.

Pre-Arrangement Financing

Pursuant to the Arrangement Agreement, concurrently with or prior to the Effective Date, Wolfpack will, and as a condition to closing of the Arrangement, complete the Pre-Arrangement Financing.

Principal Steps of the Arrangement

Following is a brief description of the principal steps of the Arrangement set out in the order they will occur:

Wolfpack Reorganization Transactions

Wolfpack and Wolfpack Material Subsidiaries will undertake a series of internal reorganizations resulting in the transfer from the Wolfpack Material Subsidiaries of all of such entities’ rights and properties to explore for and develop gold located in the United States, including the Wolfpack Gold Properties to Wolfpack US, and a cash transfer from Wolfpack to Wolfpack US of Cdn$4,222,500.

Transfer of Wolfpack US Shares to Timberline and Issuance of Timberline Debt Cancellation Shares

Wolfpack will transfer all of the issued and outstanding Wolfpack US Shares to Timberline in exchange for such number of Timberline Arrangement Shares equal to 42,932,063 Timberline Arrangement Shares minus the

Timberline Debt Cancellation Shares. Timberline will issue the Timberline Debt Cancellation Shares to Wolfpack in full satisfaction of the Pre-Arrangement Financing Loan which will be cancelled.

Dissenting Shares

Each Wolfpack Share held by a dissenting shareholder in respect of which the Wolfpack Shareholder has validly exercised his, her or its dissent rights under the Business Corporations Act in strict compliance with the procedures thereunder will be transferred to Wolfpack, free and clear of any liens, charges and encumbrances, and each such dissenting shareholder will have the right to be paid the fair value in cash of his, her or its dissenting shares.

Alteration of Wolfpack’s Share Structure

The authorized share structure of Wolfpack will be changed and its articles altered by creating an unlimited number of New Wolfpack Shares, which will have attached thereto the right to two votes at all meetings of Wolfpack Shareholders, the right to dividends as and when declared by the directors of Wolfpack and the right to participate in the remaining assets of Wolfpack on a winding-up of Wolfpack.

Exchange of Wolfpack Shares for Timberline Shares and New Wolfpack Shares

Each Wolfpack Shareholder (other than a Dissenting Shareholder) will exchange all of its Wolfpack Shares held as of the Effective Time for: (i) an equal number of New Wolfpack Shares; and (ii) each Wolfpack Shareholders’ pro rata share entitlement (ignoring any fractions) of the Aggregate Timberline Share Issuance and the Timberline Debt Cancellation Shares. Any Timberline Shares held by Wolfpack that are not so exchanged for Wolfpack Shares will be cancelled by Timberline for no consideration.

Cancellation of Wolfpack Shares

The Wolfpack Shareholders will cease to hold Wolfpack Shares, the Wolfpack Shares will be cancelled and the articles of Wolfpack will be altered by reducing the voting rights attached to the New Wolfpack Shares at all meetings of Wolfpack Shareholder from two votes per share to one vote per share.

Background to the Arrangement

The provisions of the Arrangement Agreement are the result of arm’s length negotiations between representatives of Wolfpack and Timberline and their respective financial and legal advisors. The following is a summary of the activities and discussions leading to the execution and public announcement of the Arrangement Agreement.

On March 4, 2014, Wolfpack and Timberline initiated conversations regarding a possible transaction between the two companies.

On March 6, 2014, Wolfpack and Timberline agreed on the terms of a proposed transaction between the two companies.

On March 10, 2014, Wolfpack and Timberline entered into a letter of intent, under which the parties agreed in principle to a merger between Wolfpack and Timberline that would create a Nevada focused gold exploration company and under which it was expected that the transaction would be structured such that Timberline would acquire all of the issued and outstanding shares of Wolfpack in exchange for Timberline Shares, subject to, among other things, completion of due diligence, receipt of regulatory approvals, signing of definitive documentation and other standard conditions.

From March 7, 2014 through April 30, 2014 Timberline and Wolfpack performed corporate due diligence and extensive due diligence on each party’s properties, including a site visit with technical personnel to several of Timberline’s and Wolfpack’s properties in Nevada.

On April 10, 2014, the letter of intent was amended to provide that the transaction was now expected to be structured such that Timberline would acquire all of the outstanding shares of Wolfpack US, which will hold all of Wolfpack’s current assets, other than its uranium holdings.

On May 6, 2014, Wolfpack and Timberline entered into the Arrangement Agreement and on May 8, 2014, the Parties announced the execution of the Arrangement Agreement.

Support Agreements

Under the terms of the Arrangement Agreement, each of Wolfpack and Timberline has covenanted to use its commercially reasonable efforts to cause the Supporting Shareholders to execute the Support Agreements.

Pursuant to the Support Agreements, each of the Supporting Shareholders covenants with Wolfpack or Timberline, in each case as applicable, that the Supporting Shareholder will (among other things):

(a)
not (A) sell, transfer, assign, grant a security interest in or otherwise dispose of any right or interest in any of the securities of Wolfpack or Timberline held by such Supporting Shareholder, or (B) other than as set out in the Support Agreements, grant any proxies or powers of attorney or in any way transfer the voting rights attaching to such securities, call any meetings of Timberline Shareholders or Wolfpack Shareholders (in each case as applicable) or give consents or approval of any kind with respect to any such securities; and

(b)
vote (or cause to be voted) all of the voting securities of Wolfpack or Timberline (in each case as applicable) held by such Supporting Shareholder at any meeting of the securityholders of Wolfpack or Timberline (in each case as applicable), including the Meeting and the Timberline Meeting: (A) in favour of the approval, consent and adoption of the transactions contemplated by the Arrangement Agreement; and (B) against any (i) merger, reorganization, amalgamation, share exchange or similar transaction involving Wolfpack or Timberline (in each case as applicable); (ii) sale, lease or transfer of any significant part of the assets of Timberline or Wolfpack (in each case as applicable); (C) Acquisition Proposal (other than as contemplated by the Arrangement Agreement, and any other agreement or transaction involving Wolfpack or Timberline (as applicable) and their affiliates; (D) material change in the capitalization of Timberline or Wolfpack or the corporate structure or constating documents of Wolfpack or Timberline; or (E) action that would reasonably be expected to impede, delay, interfere with, or discourage the transactions contemplated by the Arrangement Agreement.

Court Approval of the Arrangement

An arrangement under the Business Corporations Act requires approval of the Court.

Interim Order

On May 23, 2014, Wolfpack obtained the Interim Order providing for the calling and holding of the meeting of Wolfpack Shareholders, the dissent rights and certain other procedural matters.

Final Order

Subject to the terms of the Arrangement Agreement, and if the Wolfpack Shareholders approve the Arrangement at their Meeting in the manner required by the Interim Order, Wolfpack intends to make an application to the Court for the Final Order.

The application for the Final Order approving the Arrangement is currently scheduled for August 8, 2014 at 9:45 a.m. (Vancouver time), or as soon thereafter as counsel may be heard, at the Courthouse, 800 Smithe Street, Vancouver, British Columbia, or at any other date and time as the Court may direct.

The Court has broad discretion under the Business Corporations Act when making orders with respect to the Arrangement and that the Court will consider, among other things, the fairness and reasonableness of the

Arrangement, both from a substantive and a procedural point of view. The Court may approve the Arrangement, either as proposed or as amended, on the terms presented or substantially on those terms.  Depending upon the nature of any required amendments, Wolfpack and Timberline may determine not to proceed with the Arrangement.

Regulatory Approvals

The Wolfpack Shares are listed and posted for trading on the TSX-V and the Timberline Shares are listed and posted for trading on the TSX-V and the NYSE MKT.  Completion of the Arrangement is subject to the conditions that: (a) Wolfpack has received any required approval of the TSX-V to the Arrangement; and (b) the Timberline Shares issuable pursuant to the Arrangement have been authorized for listing on the TSX-V and the NYSE MKT.  Wolfpack has notified the TSX-V of the Arrangement. Timberline has applied to list the Timberline Shares issuable to Wolfpack Shareholders under the Arrangement on the TSX-V and the NYSE MKT. Listing will be subject to fulfilling all the requirements of the TSX-V and the NYSE MKT.

Completion of the Arrangement

The Arrangement will become effective at the Effective Time on the Effective Date.  The Effective Date is expected to be on or about August 8, 2014. However, it is possible that completion may be delayed beyond this date if the conditions to completion of the Arrangement cannot be met on a timely basis, but in no event will completion of the Arrangement occur later than August 31, 2014, unless extended by mutual agreement between Wolfpack and Timberline in accordance with the terms of the Arrangement Agreement.

Timberline after the Arrangement

On completion of the Arrangement, Timberline will own, directly or indirectly, all of the outstanding Wolfpack US Shares and it is expected that the business and operations of Wolfpack US, which comprises the Wolfpack Gold Properties, will be managed and operated as a subsidiary of Timberline. Wolfpack Shareholders will become stockholders of Timberline and will hold approximately 36% of the issued and outstanding Timberline Shares after the Arrangement.

Following the Arrangement, Paul Dircksen will continue as the chief executive officer of Timberline and Randal Hardy will continue as the chief financial officer of Timberline.  Following the Arrangement, the Timberline Board will be reconstituted to consist of five (5) directors, two of whom will be nominated by Wolfpack and three of whom will be nominated by Timberline. Currently, it is anticipated that Timberline will nominate: Paul Dircksen, Robert Martinez and Leigh Freeman and Wolfpack will nominate William Sheriff and John Watson. William Sheriff will be appointed to act as non-executive Chairman of the Board.

For information regarding the biographies and shareholdings of the current Timberline executive officers and board members that will continue with Timberline following the Arrangement see “Information on Board of Directors, Executive Officers and Key Employees” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” below.

The following provides information regarding the Wolfpack nominees to the Board following the Arrangement:

Name, Jurisdiction of Residence and Present Office Held	Number of Timberline Shares Beneficially Owned, Directly or Indirectly, or over which Control or Direction is Exercised	Principal Occupation During the Past Five Years
William M. Sheriff Wolfpack Director Nominee	0	See below
John E. Watson Wolfpack Director Nominee	0	See below

William M. Sheriff – Wolfpack Director Nominee

Mr. Sheriff has been the chairman of Wolfpack Gold Corp. since September 2010 and was the CEO of  Wolfpack from October 2009 to September 2010. Additionally, he has been the CEO of Till Capital Corp. since April 2014; was the CEO of Americas Bullion Royalty Corp. from January 2009 until April 2014;  was the CEO of Redtail Metals Corp. from October 2012 to April 2014; was the CEO of Silver Predator Corp. from May 2011 to February 2012;  was the CEO of EMC Metals Corp. from July 2006 to March 2009; and was the Executive Chairman of Energy Metals Corp. from 2006 to 2008.

John E. Watson – Wolfpack Director Nominee

Mr. Watson is the President and CEO of NV Gold Corporation, a mineral exploration company with gold properties in Nevada and Wyoming, USA.  He has over 35 years of experience in the mineral resource industry. From 2002 to 2007, Mr. Watson was the President of Pan-Nevada Gold Corporation which, prior to the completion of its merger with Midway Gold Corp., was a TSX Venture Exchange listed company focused on the acquisition, exploration and expansion of advanced stage gold projects in Nevada.  From 1979 to 1993, Mr. Watson was the President and CEO of Horizon Gold Corporation, which was listed on NASDAQ from 1986 to 1993. Horizon Gold Corporation built and operated two open pit, heap leach mines in Nevada.  Currently, Mr. Watson is a director of Prospero Silver Corp. a TSX Venture Exchange listed company operating in Mexico.  Mr. Watson holds a B.A. in Geology from the University of Texas and an M.Sc. in Mineral Economics from the Colorado School of Mines.

Interested Parties

Outside of continuing members of management (Randal Hardy and Paul Dircksen) and continuing members of the Board (Paul Dircksen, Robert Martinez and Leigh Freeman), who will continue to serve in such roles pursuant to their existing compensation arrangement with Timberline prior to the Arrangement and their current shareholdings and options in Timberline, no members of Timberline’s management or Board have a material interest in the Arrangement or any material arrangements or interests in Wolfpack.

Difference in Rights of Timberline Stockholders as a Result of the Arrangement

There will be no change in the rights of Timberline Stockholders as a result of the Arrangement.

Accounting Treatment of the Arrangement

The Arrangement will be accounted for using the purchase method of accounting.

THE ARRANGEMENT AGREEMENT

The following is a summary description of certain material provisions of the Arrangement Agreement, is not comprehensive and is qualified in its entirety by reference to the full text of the Arrangement Agreement, which is available under Wolfpack’s profile at www.sedar.com. Capitalized terms used but not otherwise defined herein have the meanings set out in the Arrangement Agreement and the Plan of Arrangement attached as Appendix B to this Proxy Statement.

The Arrangement

The Arrangement Agreement provides that Timberline will acquire all of the issued and outstanding Wolfpack US Shares by way of the Arrangement under the Business Corporations Act. For more information regarding the Arrangement, see “The Arrangement – Principal Steps of the Arrangement”.

Representations, Warranties and Covenants of Wolfpack

The Arrangement Agreement contains customary representations and warranties for transactions of this nature on the part of Wolfpack in respect of matters pertaining to, among other things: its incorporation and organization (and that of each of the Wolfpack Material Subsidiaries); the ownership of its subsidiaries; its capitalization; its authority to enter into and to perform its obligations under the Arrangement Agreement; the entering into by it and the performance of its obligations under the Arrangement Agreement not violating its constating documents or agreement to which it is a party or applicable Laws; its status as a “reporting issuer” in the applicable jurisdictions; its public record of disclosure documents; the absence of cease trade orders; its financial statements; its conduct of business in the ordinary course since December 31, 2013; its minute books; its financial books and records; its employees and employee benefits; its obligations with respect to debt instruments; its interests in real property; its insurance policies; its material agreements and the absence of any breach thereof; the absence of undisclosed litigation matters or bankruptcy matters; certain tax matters; its compliance with applicable Laws; the absence of restrictions on its business practices; the absence of any undisclosed material liabilities; the condition and sufficiency of its assets; certain environmental matters; its mineral rights; the absence of indebtedness to or form insiders; its mineral resources; its making of full disclosure to Timberline; certain anti-corruption matters; compliance with applicable Laws and the terms of the Interim Order and Final Order; and the absence of any other negotiations.

The Arrangement Agreement, includes, among other things, negative and affirmative covenants of Wolfpack customary for transactions of this nature, relating to among other things: use of commercially reasonable efforts to apply for and obtain all consents, orders or approvals as necessary for the implementation of the Arrangement; notification to Timberline upon the occurrence of certain events; use of commercially reasonable efforts to cause the Supporting Shareholders to execute the Support Agreements; completion of the Pre-Arrangement Financing; not incur expenses or liabilities not in the ordinary course of business, and other things necessary or desirable in order to consummate and make effective the transactions contemplated under the Arrangement Agreement.
Representations, Warranties and Covenants of Timberline

The Arrangement Agreement contains customary representations and warranties for transactions of this nature on the part of Timberline in respect of matters pertaining to, among other things; its incorporation and organization (and that of the Timberline Material Subsidiaries); the ownership of its subsidiaries; its authority to enter into and to perform its obligations under the Arrangement Agreement; the entering into by it and the performance of its obligations under the Arrangement Agreement not violating its constating documents, agreements to which it is a party or applicable Laws;its status as a “reporting issuer” in the applicable jurisdictions; its conduct of business in the ordinary course since December 31, 2013; its compliance with applicable Laws; the absence of undisclosed litigation or bankruptcy matters; certain tax matters; the absence of any breach of its material agreements; the absence of indebtedness to or from insiders; certain anti-corruption matters; its making of full disclosure to Wolfpack; and the absence of any other negotiations.

The Arrangement Agreement includes, among other things, negative and affirmative covenants of Timberline customary for transactions of this nature, relating to among other things: its efforts to obtain all required regulatory approvals; the reservation of a sufficient number of Timberline Shares necessary to complete the Arrangement; notification being made to Wolfpack upon the occurrence of certain events; compliance with applicable Laws and the terms of the Interim Order and Final Order and other things necessary or desirable in order to consummate and make effective the transactions contemplated under the Arrangement Agreement.

Conditions to the Arrangement

The obligations of Wolfpack and Timberline to consummate the Arrangement are subject to the satisfaction of certain mutual conditions relating to, among other things:

(a)	approval of the Arrangement Resolution at the Meeting;

(b)	the receipt of the Interim Order and the Final Order and necessary orders of the Court;

(c)	approval of the Arrangement, the Reverse Stock Split and the Authorized Capital Increase at the Timberline Meeting;

(d)
no provision of any applicable Laws and no judgment, injunction, order or decree shall be in effect which restrains or enjoins or otherwise prohibits the consummation of the Arrangement or the transactions contemplated by the Arrangement Agreement;

(d)	the Arrangement Agreement not having been terminated in accordance with its terms;

(e)	Wolfpack having received any required approval of the TSX-V, including the issuance of the New Wolfpack Shares under the terms of the Plan of Arrangement;

(f)	the authorization for listing of the Timberline Shares issuable under the terms of the Plan of Arrangement on the TSX-V and the NYSE MKT;

(g)	Wolfpack having completed the Pre-Arrangement Financing;

(h)	Wolfpack having completed the Pre-Arrangement Transactions;

(i)	Timberline having received all necessary approvals from the TSX-V and NYSE MKT in relation to the Reverse Stock Split and the Authorized Capital Increase;

(j)	the Effective Date having occurred on or before August 31, 2014, unless otherwise agreed to by the Parties;

(k)	the receipt of all other required material consents, waivers, permits, order and approvals; and

(l)
the issuance of the Timberline Arrangement Shares and New Wolfpack Shares to be issued to the Wolfpack Shareholders being exempt from the registration requirements of the U.S. Securities Act and the registration and prospectus requirements of applicable Canadian securities legislation.

The obligations of Timberline to consummate the Arrangement are subject to the satisfaction of certain additional conditions relating to, among other things: the performance of all of Wolfpack’s covenants; the accuracy of each of Wolfpack’s representations and warranties; the absence of any Wolfpack Material Adverse Change; Wolfpack US having cash on hand of not less than $4,222,500; and the provision by Wolfpack to Timberline, on or before the Effective Date, of written resignations from all directors and officers of Wolfpack US.

The obligations of Wolfpack to consummate the Arrangement are subject to the satisfaction of certain additional conditions relating to, among other things: the performance of all of Timberline’s covenants; the accuracy of each of Timberline’s representations and warranties; the absence of any Timberline Material Adverse Effect; Wolfpack having received a waiver from each of the Chief Executive Officer and Chief Financial Officer of Timberline in respect of their respective employment agreements entered into between Timberline and such individuals of any change of control payment or other similar payment pursuant to such employment agreements in respect of the transactions contemplated by the Arrangement Agreement; and at the Effective Time, the Timberline Board will be comprised of five directors, of whom three will be nominated by Timberline and two will be nominated by Wolfpack.

Non-Solicitation Covenants and Rights to Accept a Superior Proposal

From the date of the Arrangement Agreement until the earlier of the Effective Time or the time at which the Arrangement Agreement is terminated in accordance with its terms, Wolfpack and Timberline have agreed to certain non-solicitation covenants which provide, among other things, that they (and its or any of the Wolfpack Material Subsidiaries’ or the Timberline Material Subsidiaries’ officers, directors, employees, advisors, representatives, or agents) will not:

(a)
solicit, initiate or encourage (including by way of furnishing information or entering into any form of agreement, arrangement or understanding) the initiation of any inquiries or proposals regarding an Acquisition Proposal;

(b)	participate in any discussions or negotiations regarding any Acquisition Proposal;

(c)	withdraw, modify or qualify or propose publicly to withdraw, modify or qualify in a manner adverse to Timberline or Wolfpack the approval of the Wolfpack Board or the Timberline Board,

in each case as applicable, or any committee thereof of the transactions contemplated under the Arrangement Agreement;

(d)	approve, recommend or remain neutral or propose publicly to approve, recommend or remain neutral with respect to any Acquisition Proposal; or

(e)	enter into any letter of intent, agreement in principle, agreement, arrangement or understanding related to any Acquisition Proposal (except as permitted under the Arrangement Agreement).

Notwithstanding the above, nothing will prevent the Wolfpack Board or the Timberline Board, before the Meeting or the Timberline Meeting, as applicable, from considering, participating in any discussions or negotiations, or entering into a confidentiality agreement and providing information in accordance with the terms of the Arrangement Agreement, regarding an unsolicited bona fide written Acquisition Proposal that did not otherwise result from a breach of the Arrangement Agreement and that the Wolfpack Board or the Timberline Board, in each case as applicable, determines in good faith, is reasonably likely to constitute or lead to a Superior Proposal. Wolfpack and Timberline cannot consider, negotiate, accept or recommend an Acquisition Proposal after the date of the Meeting or the Wolfpack Meeting, as applicable.

Wolfpack or Timberline, as applicable must promptly notify the other party of any Acquisition Proposal and any enquiry that may reasonably be expected to lead to an Acquisition Proposal. Such notice must include a description of the material terms and conditions of any Acquisition Proposal, the identity of the Person making such proposal or enquiry, a copy of any written form of Acquisition Proposal and any other documents representing the Acquisition Proposal. In addition, Wolfpack or Timberline, as applicable, must keep the other party fully informed with respect to the status of any Acquisition Proposal or enquiry, and provide to the other party copies of all correspondence and other written material sent or provided to or by such party in connection with any Acquisition Proposal. If Wolfpack or Timberline provides confidential non-public information to a third party who has made an unsolicited bona fide written Acquisition Proposal, it must obtain a confidentiality agreement from the third party that is substantially similar to the Confidentiality Agreement. Wolfpack or Timberline, in each case as applicable must also send a copy of any such confidentiality agreement to the other party and concurrently provide such party with a list or copies of the information provided to the third party and access to similar information if not already provided.

Provided Wolfpack or Timberline, in each case as applicable has complied with the foregoing, Wolfpack or Timberline may, before the Meeting, accept, approve, recommend or enter into any agreement, understanding or arrangement in respect of a Superior Proposal if the following conditions are met:

(a)	Wolfpack or Timberline has provided the other party with

i.	a copy of the Superior Proposal document and any other documents representing the Superior Proposal;

ii.
written notice advising such of the determination of its board that the Acquisition Proposal is a Superior Proposal and that the board has resolved, subject to compliance with the terms of the Arrangement Agreement and the termination of the Arrangement Agreement, to accept, approve, recommend or enter into an agreement in respect of the Superior Proposal, specifying the terms and conditions of the Superior Proposal and identifying the Person making the Superior Proposal; and

iii.
written notice from the board regarding the value or range of values in financial terms that the Wolfpack Board has, in consultation with the Wolfpack Financial Advisor, determined should be ascribed to any non-cash consideration offered under the Superior Proposal;

(b)	five Business Days have elapsed since the date the other party received the documentation set out in paragraph (a) above (the “Match Period”); and

(c)
Wolfpack or Timberline, in each case as applicable has previously or concurrently paid to Timberline or Wolfpack the Timberline Termination Payment or the Wolfpack Termination Payment, if any, payable under the Arrangement Agreement, and terminated the Arrangement Agreement in accordance with its terms.

Right to Match

During the Match Period, Timberline and Wolfpack, in each case as applicable, have the right to offer to amend the terms of the Arrangement Agreement, and the other party must co-operate with respect thereto, including negotiating in good faith with the other party during the Match Period. The applicable board must review any offer by the other party to amend the terms of the Arrangement Agreement in order to determine, in good faith, whether an offer, upon acceptance by the other party, would result in an Acquisition Proposal ceasing to be a Superior Proposal. If the applicable board so determines, it must enter into an amended agreement with the other party reflecting the amended proposal. If the applicable board continues to believe, in good faith and after consultations with its Financial Advisor and outside legal counsel, that such Acquisition Proposal remains a Superior Proposal and therefore rejects the amended proposal, such party may terminate the Arrangement Agreement, provided that it concurrently pays to the other party the Wolfpack Termination Payment or the Timberline Termination Payment , as applicable, if any, payable under the terms of the Arrangement Agreement and before or concurrently with such termination such party enters into a binding agreement, understanding or arrangement with respect to the Acquisition Proposal.

The applicable Board will promptly reaffirm its recommendation of the Arrangement by press release (i) after any Acquisition Proposal (which is determined not to be a Superior Proposal) is publicly announced or made, (ii) after the board determines that a proposed amendment to the provisions of the Arrangement Agreement would result in the Acquisition Proposal not being a Superior Proposal, or (iii) as soon as practicable after receipt of any reasonable request from the other party to do so.

Termination

The Arrangement Agreement may be terminated at any time before the Effective Time, whether before or after the holding of the Meeting:

(a)           by the mutual agreement of Wolfpack and Timberline;

(b)           by either Timberline or Wolfpack if:

i.
the transactions contemplated under the Arrangement are illegal or otherwise prohibited with respect to any Law or are contrary to any injunction order, decree or ruling of a Governmental Entity that is final and non-appealable;

ii.	the Wolfpack Shareholders fail to approve the Arrangement at the Wolfpack Meeting in accordance with the Interim Order;

iii.	the Timberline Stockholders fail to approve the Arrangement and related transactions at the Meeting; and

iii.
the Effective Time does not occur on or before the Outside Date, provided that a Party may not terminate the Arrangement Agreement if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under the Arrangemnet Agreement;

(c)           by Timberline if:

i.
Wolfpack fails to recommend or has withdrawn, qualified, modified or changed in a manner adverse to Timberline its approval or recommendation of the Arrangement or fails to publicly reaffirm its unanimous recommendation of the Arrangement within three calendar days after having been requested to do so by Timberline, has recommended or approved an Acquisition Proposal or has otherwise breached the non-solicitation covenants under the Arrangement Agreement;

ii.
a breach of any representation or warranty or failure to perform any covenant  of Wolfpack contained in the Arrangement Agreement occurs that would cause the conditions in  Subsection 5.2(b) or 5.2(d) of the Arrangement Agreement not to be satisfied, and such conditions are incapable of being satisfied by the Outside Date, as reasonably determined by Timberline and provided that Timberline is not then in breach of the Arrangement Agreement so as to cause any condition in Subsection 5.2(b) or Section 5.2(d) not to be satisfied;
iii.
it has been notified in writing by Wolfpack of a Proposed Agreement in accordance with Section 8.2(e) of the Arrangement Agreement and either: (A) Timberline does not deliver an amended Arrangement proposal within five Business Days of delivery; or (B) Timberline delivers an amended Arrangement proposal but the Wolfpack Board determines, acting in good faith that the Acquisition Proposal provided in the Wolfpack Proposed Agreement constitutes a Superior Proposal; or

iv.	it wishes to enter into a binding written agreement with respect to a Superior Proposal and has paid to Wolfpack the Timberline Termination Payment.

(d)	by Wolfpack if:

i.
Timberline fails to recommend or has withdrawn, qualified, modified or changed in a manner adverse to Wolfpack its approval or recommendation of the Arrangement or fails to publicly reaffirm its unanimous recommendation of the Arrangement within three calendar days after having been requested to do so by Wolfpack, has recommended or approved an Acquisition Proposal or has otherwise breached the non-solicitation covenants under the Arrangement Agreement;

ii.
a breach of any representation or warranty or failure to perform any covenant of Timberline contained in the Arrangement Agreement occurs that would cause the conditions in Subsection 5.3(c) or 5.3(e) of the Arrangement Agreement not to be satisfied, and such conditions are incapable of being satisfied by the Outside Date, as reasonably determined by Wolfpack and provided that Wolfpack is not then in breach of the Arrangement Agreement so as to cause any condition in Subsection 5.3(c) or Section 5.3(e) not to be satisfied;

iii.
it has been notified in writing by Timberline of a Proposed Agreement in accordance with Section 8.1(e) of the Arrangement Agreement and either: (A) Wolfpack does not deliver an amended Arrangement proposal within five Business Days of delivery; or (B) Wolfpack delivers an amended Arrangement proposal but the Wolfpack Board determines, acting in good faith that the Acquisition Proposal provided in the Wolfpack Proposed Agreement constitutes a Superior Proposal; or

iv.	it wishes to enter into a binding written agreement with respect to a Superior Proposal and has paid to Timberline the Wolfpack Termination Payment.

Entitlement to Termination Fees and Reimbursement of Expenses

 Pursuant to the Arrangement Agreement, each of the Parties is entitled to a termination fee of US$500,000 under certain circumstances.

Timberline is entitled to the Timberline Termination Payment in certain circumstances, including: (i) the termination of the Arrangement Agreement by Timberline in connection with a Wolfpack Change in Recommendation (as defined in the Arrangement Agreement); (b) the termination of the Arrangement Agreement by Wolfpack in the event Wolfpack wishes to enter into a binding written agreement with respect to a Superior Proposal; or (c) the termination of the Arrangement Agreement by either Party in connection with the failure to obtain the required Wolfpack or Timberline stockholder approval or failure to close by the Effective Time, provided that Timberline is not the cause of such failure.

 Wolfpack is entitled to the Wolfpack Termination Payment in certain circumstances, including: (a) the termination of the Arrangement Agreement by Wolfpack in connection with a Timberline Change in Recommendation (as defined in the Arrangement Agreement); (b) the termination of the Arrangement Agreement by Timberline in the event Timberline wishes to enter into a binding written agreement with respect to a Superior Proposal; or (c) the termination of the Arrangement Agreement by either Party in connection with the failure to obtain the required Wolfpack or Timberline stockholder approval or failure to close by the Effective Time, provided that Wolfpack is not the cause of such failure.

 Except as provided in Section 6 of the Arrangement Agreement, all expenses incurred in connection with the Arrangement and the transactions contemplated thereby must be paid by the Party incurring such expenses.

 Amending the Terms of the Arrangement Agreement

 The Arrangement Agreement and the Plan of Arrangement may, at any time and from time to time before the Effective Date, be amended by written agreement of the Parties without, subject to applicable law, further notice to or authorization on the part of the Wolfpack Shareholders or the Timberline Shareholders, as applicable..

WOLFPACK US AND COMPANY INFORMATION

Wolfpack US

Description of Business

Wolfpack US was incorporated on March 8, 2011 under the laws of the State of Nevada.  Wolfpack is a natural resource company engaged in the acquisition and exploration of mineral properties that hold the potential to contain gold deposits which could be developed.  Wolfpack is focused on gold exploration in the dominant gold producing trends in Nevada, which Wolfpack’s management regards as one of the best gold exploration jurisdictions for geological, regulatory and environmental reasons.

For further details regarding Wolfpack US’s business please see Appendix D “Information regarding Wolfpack US” which is incorporated herein by reference.

Contact Information

The principal executive office of Wolfpack is located at 2 Suite 5-5450 Riggins Court Reno, Nevada 89502.  Wolfpack’s telephone number is (775) 284-1271.

Timberline Resources

Description of Business

Timberline is a mineral exploration and, if and when it establishes mineral reserves, a development company. Mineral exploration is essentially a research activity that does not produce a product. Successful exploration often results in increased project value that can be realized through the optioning or selling of the claimed site to larger companies. Timberline acquires properties which it believes has potential to host economic concentrations of minerals, particularly gold, silver and copper. These acquisitions have and may take the form of unpatented mining claims on federal land, or leasing claims, or private property owned by others. An unpatented mining claim is an interest that can be acquired to the mineral rights on open lands of the federally owned public domain. Claims are staked in accordance with the Mining Law of 1872, recorded with the federal government pursuant to laws and regulations established by the Bureau of Land Management (the Federal agency that administers America’s public lands), and grant the holder of the claim a possessory interest in the mineral rights, subject to the paramount title of the United States.

Timberline will perform basic geological work to identify specific drill targets on the properties, and then collect subsurface samples by drilling to confirm the presence of mineralization (the presence of economic minerals in a specific area or geological formation). Timberline may enter into joint venture agreements with other companies to fund further exploration and/or development work. It is the Company's plan to focus on assembling a high quality group of mid-stage mineral (gold, silver, and copper) exploration prospects, using the experience and contacts of the management group. By such prospects, Timberline means properties that may have been previously identified by third parties, including prior owners such as exploration companies, as mineral prospects with potential for economic mineralization. Often these properties have been sampled, mapped and sometimes drilled, usually with indefinite results. Accordingly, such acquired projects will either have some prior exploration history or will have strong similarity to a recognized geologic ore deposit model. Timberline will place geographic emphasis on the western United States.

The focus of Timberline's activity has been to acquire properties that it believes to be undervalued; including those that it believes to hold previously unrecognized mineral potential. Properties have been acquired through the location of unpatented mining claims (which allow the claimholder the right to mine the minerals without holding title to the property), or by negotiating lease/option agreements. Timberline's President, Chief Executive Officer and Chairman, Paul Dircksen, as well as its Vice President of Exploration, Steven Osterberg, have experience in evaluating, staking and filing unpatented mining claims, and in negotiating and preparing mineral lease agreements in connection with those mining claims.

The geologic potential and ore deposit models have been defined and specific drill targets identified on the majority of the Company's properties. Timberline's property evaluation process involves using basic geologic fieldwork to perform an initial evaluation of a property. If the evaluation is positive, the Company seeks to acquire it, either by staking unpatented mining claims on open public domain, or by leasing the property from the owner of private property or the owner of unpatented claims. Once acquired, Timberline then typically makes a more detailed evaluation of the property. This detailed evaluation involves expenditures for exploration work which may include rock and soil sampling, geologic mapping, geophysics, trenching, drilling, or other means to determine if economic mineralization is present on the property.

Portions of Timberline's mineral properties are owned by third parties at September 30, 2013 and leased to Timberline, as outlined in the following table.

Property Name	Third Party	Number of Claims	Area	Agreements/ Royalties
Butte Highlands	Richardson Family Trust	4	60 acres	3% to 4% Net Smelter Royalty (“NSR”); Annual lease payment of $20,000 + Consumer Price Index adjustment each year thereafter on October 1. Option to purchase property during lease term for $2,000,000.
Spencer	Idaho Department of Lands	Section 6, T12N R36E	640 acres	5% NSR; Annual lease payment of $640.
White Rock	Paul Schmidt & John Thomas	21	420 acres	3% NSR; Advance royalty payments, ranging from $20,000 to $50,000 annually; Option to purchase property during lease term for $100,000.
Toole Springs	Bruce W. Miller	165	3,300 acres	3% NSR; Advance royalty payments, ranging from $20,000 to $100,000 annually.
New York Canyon	Smith Family	2	17 acres	3% to 5% NSR. Advance royalty payments, ranging from $3,000 to $15,000 annually.
Lookout Mountain	Rocky Canyon Mining Company	373	6,368 acres
3.5% NSR + 1.5% NSR capped at $1.5 million (excludes Trevor and Dave claims); 20 year lease term commencing June 1, 2008; annual advanced royalty payment of $72,000.
(Pending legal opinion, additional 2% NSR possible)

Knight Properties/Iron Butte	David C. and Debra J.	486	9,720 acres	3% NSR; Annual advance

Property Name	Third Party	Number of Claims	Area	Agreements/ Royalties
Knight Living Trust	lease royalty payments of $25,000 commencing March 15, 2015. Option to purchase property during lease term for $2,000,000 and 2,500,000 Timberline Shares.

All of the leases are contracts with varied terms, all of which provide for the Company to earn an interest in the property or receive a royalty. For additional information see “Description of Property” below.

The Company's strategy with properties deemed to be of higher risk or those that would require very large exploration expenditures is to present them to larger companies for joint venture. Timberline's joint venture strategy is intended to maximize the abilities and skills of the management group, conserve capital, and provide superior leverage for investors. If Timberline presents a property to a major company and they are not interested, Timberline will continue to seek an interested partner.

For Timberline's prospects where drilling costs are reasonable and the likelihood of success seems favorable, the Company will undertake its own drilling. The target depths, the tenor of mineralization on the surface, and the general geology of the area are all factors that determine the risk as calculated by the Company in conducting a drilling operation. Mineral exploration is a research and development activity and is, by definition, a high risk business that relies on numerous untested assumptions and variables. Accordingly, Timberline makes its decisions on a project by project basis. The Company does not have any steadfast formula that its applies in determining the reasonableness of drilling costs in comparison to the likelihood of success, i.e. in determining whether the probability of success seems “favorable.”

Description of Timberline Shares

Timberline is authorized to issue 100,000,000 Timberline Shares.  As of July 8, 2014, there were 74,868,938 Timberline Shares issued and outstanding.  Each record holder of a Timberline Shares is entitled to one vote for each share of Timberline Common Stock held on all matters properly submitted to the Stockholders for their vote.

Holders of outstanding Timberline Shares are entitled to such dividends as may be declared from time to time by the Timberline Board out of legally available funds. Furthermore, in the event of liquidation, dissolution or winding up of the affairs of Timberline Resources, holders of Timberline Shares are entitled to receive, ratably, the net assets of Timberline Resources available to Stockholders after distribution is made to the preferred stockholders, if any, who are given preferred rights upon liquidation. Holders of outstanding Timberline Shares have no preemptive, conversion or redemptive rights. All of the issued and outstanding Timberline Shares are, and all un-issued Timberline Shares when offered and sold will be duly authorized, validly issued, fully paid, and non-assessable.  To the extent that additional Timberline Shares are issued, the relative interests of then existing Stockholders may be diluted.

Timberline has not paid any cash dividend to date, and the Company has no intention of paying any cash dividends on Timberline Shares in the foreseeable future. The declaration and payment of dividends is subject to the discretion of the Timberline Board and to certain limitations imposed under the Delaware General Corporation Law. The timing, amount and form of dividends, if any, will depend on, among other things, our results of operation, financial condition, cash requirements and other factors deemed relevant by the Timberline Board.

Contact Information

Timberline currently maintains its administrative office at 101 East Lakeside Ave., Coeur d’Alene, Idaho 83814.  The telephone number of Timberline’s administrative office is (866) 513-4859 (toll free) or (208) 664-4859.

POST-CLOSING LIQUIDITY OUTLOOK

At March 31, 2014, Timberline had assets of $16,238,891 consisting of cash in the amount of $241,544; property, mineral rights and equipment, net of depreciation of $14,137,135, and other assets in the amount of $1,860,212.

The consolidated financial statements of the Company had been prepared on the basis that the Company is a going concern, which contemplates the realization of its assets and the settlement of its liabilities in the normal course of its operations. The Arrangement is expected to provide Timberline additional cash in the amount of approximately $4.7 million (which amount includes $1 million from the cancelation of the Pre-Arrangement Financing Loan).  The Company anticipates that this additional cash will permit the Company to continue to meets its liabilities in the ordinary course through the end of fiscal year 2015.

At March 31, 2014, Timberline had a working capital deficit of $459,531, primarily due to the note payable to Wolfpack as the Pre-Arrangement Financing Loan that is expected to be forgiven once the Arrangement is completed. As of the date hereof, Timberline has $1,000,000 plus accrued interest in short-term debt and a cash balance of approximately $225,000. Timberline anticipates that prior to completing the Arrangement; it will draw the remaining $250,000 on the Pre-Arrangement Financing Loan. Following the arrangement the Company anticipates that it will have a working capital surplus of approximately $3.4 million.
Management of Timberline expects to manage its working capital following the Arrangement by carefully managing discretionary exploration expenditures, minimizing professional and consulting expenses, and potentially obtaining financing through asset sales, equity investments, joint ventures, or other types of agreements or strategic arrangements. Timberline plans, as funding allows, to continue exploration programs on our material exploration properties, to fund some exploratory activities and drilling on early-stage properties, or to seek additional acquisition opportunities.

Timberline expects to be able to execute its short-term operating plans with its cash balance subsequent to the Arrangement. In order to execute its longer term exploration and development objectives, the Company anticipates the need to engage in financing transactions which may include equity financing, sales of assets, credit facilities or debenture issuances, or other strategic arrangements. Additional financing will be required to allow Timberline to substantially advance its exploration program at the Lookout Mountain project, based on the Company’s current plans for that project. Butte Highlands continues to be carried to production (as defined in the joint venture agreement). Unexpected regulatory delays in permitting have, however, resulted in deferred receipts of cash flow. If and when extraction of mineralized material begins as anticipated in 2014, Timberline should realize some income from its 20% share of project cash flows, with potential increased income after initial capital expenditures are repaid and its share of project cash flows increases to 50%. While this prospective income will serve to fund some of the Company’s ongoing exploration expenditures, Timberline does not anticipate that it will initially be sufficient to fund such activities and that additional financing will still be necessary to fund other exploration activities. Given current market conditions, Timberline cannot provide assurance that necessary financing will be available to Timberline on acceptable terms or at all.

RISK FACTORS RELATING TO THE ARRANGEMENT

In evaluating the Arrangement, Timberline Stockholders should carefully consider the following risk factors relating to the Arrangement. The following risk factors are not a definitive list of all risk factors associated with the Arrangement. Additional risks and uncertainties, including those currently unknown or considered immaterial by Timberline, may also adversely affect the Timberline Shares, and/or the business of Timberline following the Arrangement.

Timberline and Wolfpack may not be able to complete the acquisition or may elect to pursue a different strategic transaction, which may not occur on commercially reasonably terms or at all.

Timberline cannot assure you that the acquisition of Wolfpack will close in a timely manner or at all. The arrangement agreement is subject to many closing conditions and termination rights. If Timberline and Wolfpack do not complete the merger, Timberline’s and Wolfpack’s boards of directors may elect to attempt to complete a different strategic transaction. Attempting to complete different strategic transactions would prove to be costly and time consuming, and Timberline cannot make any assurances that a future strategic transaction will occur on commercially reasonable terms or at all.

The combined company may not realize the benefits from the transaction because of various challenges.

The acquisition will involve the integration of companies that previously operated independently.  Timberline’s ability to realize the anticipated benefits of the acquisition will depend, in part, upon the following:

•	the ability of Timberline to successfully integrate Wolfpack’s business and processes with those of Timberline;

•	how efficiently Timberline’s officers can manage the operations of the combined company;

•	the amount of charges associated with the purchase accounting for the acquisition;

•	economic conditions affecting both the general economy and the mining industry in particular; and

•	the actual closing date of the acquisition.

Some of these factors are also outside the control of either company. One or more of these factors could result in increased operating costs, lower revenues, lower earnings or losses or negative cash flows, any of which could reduce the price of Timberline’s stock, harming your investment.  To the extent Timberline pursues other acquisitions as part of its strategy, these risks may be exacerbated.

If the proposed acquisition is not consummated, Timberline will have incurred substantial costs that may adversely affect Timberline’s financial results and operations and the market price of Timberline Common Stock.

Timberline has incurred and will incur substantial costs in connection with the proposed acquisition. These costs are primarily associated with the fees of attorneys and accountants. In addition, Timberline has diverted significant management resources in an effort to complete the acquisition. If the acquisition is not completed, Timberline will have incurred significant costs, including the diversion of management resources, for which it will have received little or no benefit.

The completion of the acquisition is subject to several conditions and risks, including, among other things, the risk that either Wolfpack or Timberline will fail to obtain the required securityholder or regulatory approvals.  If the acquisition is not completed the price of Timberline Shares may decline to the extent that the relevant current market price reflects a market assumption that the acquisition will be completed and Timberline may be required to pay Wolfpack the applicable break fee, which could adversely affect Timberline’s financial condition.

The increased number of Timberline Shares as a result of the issuance of Timberline Shares pursuant to the proposed acquisition may increase the volatility of Timberline’s share price.

Although the issuance of Timberline Shares under in connection with the acquisition should increase liquidity in the market for such Timberline Shares, there may be greater volatility of market prices in the near term pending the creation of a stable stockholder base.  Any such volatility could result in a decline in the market price of Timberline Shares.

The value of Timberline Shares may be adversely affected by any inability of the combined company to achieve the benefits expected to result from the completion of the Arrangement.

Achieving the benefits of the Arrangement will depend in part upon meeting the challenges inherent in the successful combination of business enterprises of the size and scope of Timberline and Wolfpack US and the possible resulting diversion of management attention for an extended period of time. There can be no assurance that the combined company will meet these challenges and that such diversion will not negatively impact the operations of the combined company following the closing of the Arrangement.

The combined company may not realize the benefits of its growth projects.

As part of its strategy, the combined company will continue existing efforts and initiate new efforts to develop gold and other mineral projects and will have a larger number of such projects as a result of the proposed acquisition.  A number of risks and uncertainties are associated with the development of these types of projects, including political, regulatory, design, construction, labor, operating, technical and technological risks and uncertainties relating to capital and other costs and financing risks. The failure to successfully develop any of these initiatives could have a material adverse effect on the combined company’s financial position and results of operations.

REGULATORY APPROVALS

In addition to approval by both the Timberline Stockholders and Wolfpack Shareholders, the consummation of the Arrangement is contingent on (i) court approval under the Business Corporations Act and a declaration following a court hearing that the Arrangement is fair to Wolfpack Securityholders; (ii) approval from the NYSE MKT for the listing of the Timberline Shares issuable pursuant to the Arrangement (including the Timberline Shares issuable upon exercise of the Timberline Options and Timberline Warrants issuable to Wolfpack Securityholders pursuant to the Arrangement) on the NYSE MKT; (iii) approval from the TSX-V with respect to the Wolfpack Shares; and (iv) approval from the TSX-V for the listing of Timberline Shares.  There is no assurance that such approvals will be obtained.

FAIRNESS OPINION

Opinion of Bruce McKnight Minerals Advisor Services and Ross Glanville & Associates Ltd.

The Timberline Board retained the Financial Advisors to deliver an opinion to the Timberline Board as to the fairness, from a financial point of view, of the Arrangement to the Timberline Shareholder. The Financial Advisors have been paid a fee of $18,000 by Timberline for their services. In addition, Timberline has agreed to reimburse the Financial Advisors for their reasonable out-of-pocket expenses and to indemnify them against certain potential liabilities and expenses arising from its engagement.

Ross Glanville, P. Eng,, MBA, CGA, B.A. Sc., and Bruce McKnight, P. Eng., B.A. Sc., M. Sc., MBA, FCIM, prepared the Fairness Opinion for the Board.  Glanville is a company specializing in valuations of public and private mining companies and mineral exploration and development properties, as well as providing fairness opinions and litigation support related to financial and technical issues.  Glanville has provided a large number of fairness opinion for mergers, amalgamations and acquisitions of public and private companies.  Glanville has also acted in more than 50 court cases and assessments appeal board hearings in Canada, the United States, Australia and the United Kingdom.  Bruce McKnight has over 40 years of senior-level international and domestic, mining industry experience and has been an active participant in the exploration, valuation, financing and development of several mines in British Columbia and elsewhere.  In addition, he acted as a consultant to mining and brokerage firms, as well as to mining associations and First Nations and as an “expert witness” to law firms.

The Financial Advisors delivered a fairness opinion (which we refer to as the “Fairness Opinion”) to the Timberline Board, which Fairness Opinion states that, based upon and subject to the various matters described or referred to in the Fairness Opinion and such other factors as the Financial Advisors considered relevant, the Financial Advisors are of the opinion that as at April 14, 2014, the Arrangement is fair, from a financial point of view, to the Timberline Stockholders. The Fairness Opinion addresses only the fairness of the Arrangement from a financial point of view and does not constitute a recommendation of the Arrangement.

Scope of Review

In order to provide the Fairness Opinion, the Financial Advisors, among other things, reviewed the internal technical and geological reports on the mineral properties of Timberline and Wolfpack, reviewed public filings of both companies, read the information on the websites of the respective companies, determined share trading prices of both companies over the past year, considered option and joint venture agreements, analyzed publicly-listed companies with similar or comparable portfolios of mineral properties, considered assets and liabilities of the companies, determined relative values of the two companies, obtained the current financial positions of each of the companies, and reviewed issued shares, options and warrants of the companies.

The Financial Advisors considered the following, among other items, in order to provide the Fairness Opinion on the Arrangement:

•	the share trading prices of the shares of each of Timberline and Wolfpack over the few months prior to the announcement of the takeover;

•	the relative net asset values (and values per share) of the companies;

•	the net asset values of Wolfpack after “spinning off” its announced uranium properties, and the addition of the case from the Pre-Arrangement Financing;

•	the general market conditions for selling/buying mineral resource properties;

•	the prior exploration expenditures on the mineral exploration properties;

•	the results of the prior exploration programs;

•	the location and size of the mineral properties;

•	the ongoing and planned exploration on the respective properties;

•	the current projected working capital positions of each of the companies;

•	the potential savings in administrative fees and expenses by operating one, instead of two public companies;

•	the need to pool and conserve limited working capital during the period when it is relatively difficult to raise funds;

•	other assets and liabilities of each of Wolfpack and Timberline; and

•	such other reviews, calculations, analyses, research and investigations deemed appropriate.

Based upon and subject to the limitations in this Fairness Opinion, and such other matters as the Financial Advisors have considered relevant, it is their opinion that, as of the date of the Fairness Opinion, the terms of the proposed Arrangement are fair from a financial point of view to the existing Timberline Stockholders.

Assumptions

The Financial Advisors have utilized assumptions and input parameters in the Fairness Opinion that they believe are reasonable and appropriate based on industry standards.  Significant risks related to these assumptions include the uncertainty of future exploration and development results, the future prices of commodities, changes to government regulations and general environmental concerns.  The Financial Advisors assumed and relied upon the accuracy and completeness of all technical, financial and other information furnished to them by Timberline and Wolfpack and by each of their consultants and representatives.

The Financial Advisors have made assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party to the Arrangement.  The Fairness Opinion is based upon the state of the securities markets, economic and general business and financial conditions prevailing as at the date of the Fairness Opinion.  It is also based on the conditions and prospects, financial and otherwise, of Timberline and Wolfpack as they are reflected in the information, data and other material presented to the Financial Advisors.

The Financial Advisors have not conducted a review of the mineral titles, ownership, resources, costs or environmental obligations of the companies.

The Financial Advisors have also assumed that all material governmental, regulatory, court or other approvals and consents required in connection with the consummation of the transaction will be obtained and that in connection with the obtaining any necessary governmental, regulatory, court or other approvals and consents, no limitations, restrictions or conditions will be imposed that would have a material adverse effect on Timberline’s Stockholders.

Methodologies

The Financial Advisors decided upon the methodologies to be utilized to deliver the Fairness Opinion and did not request or receive from the management of Timberline or Wolfpack suggestions as to the proper methodologies.  The Financial Advisors utilized the following valuation methods: (a) comparable transactions method, (b) the discounted cash flow method (for Timberline’s Butte Highlands project) and (c) a cursory check using adjusted appraised value method.

Relationship with Parties

The Financial Advisors are independent arm’s-length consultants who have no financial interest (nor do they expect to have any future interest) directly or indirectly, in Timberline or Wolfpack (or their subsidiaries or associated companies).  They will not receive any consideration other than the fee and reimbursed expenses from Timberline for the preparation of the Fairness Opinion and such fee is not contingent upon the completion of the Arrangement.

The full text of the Fairness Opinion is attached to this Proxy Statement as Appendix C and incorporated by reference into this Proxy Statement.  We urge you to read the Opinion in its entirety for the assumptions made, procedures followed, other matters considered and limits of the review undertaken in arriving at the Opinion.

HISTORICAL WOLFPACK US FINANCIAL STATEMENTS

The audited financial statements of Wolfpack US as at and for the fiscal years ended December 31, 2013 and 2012 and the unaudited interim financial statements of Wolfpack US as at and for the three month periods ended March 31, 2014 and 2013 are presented in Appendix E “Historical Financial Statements of Wolfpack US” and are hereby incorporated by reference.  The financial statements have been prepared on the basis of United States generally accepted accounting principles. The financial statements are prepared in United States dollars.

SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA
AND UNAUDITED PER SHARE DATA

The following tables set forth selected unaudited pro forma historical financial information and unaudited pro forma per share information.  The pro forma amounts included in the tables below are presented as if the acquisition had been consummated for all periods presented, have been prepared in accordance with U.S. GAAP, but have not been audited.  You should read this information in conjunction with, and such information is qualified in its entirety by, the consolidated financial statements and accompanying notes of Wolfpack US included in Appendix E to this Proxy Statement (including the related Management’s Discussion and Analysis included in Appendix D to this Proxy Statement), the consolidated financial statements and accompanying notes of Timberline Resources (including Management’s Discussion and Analysis) contained in Timberline’s annual reports on Form 10-K and quarterly reports on Form 10-Q, and the unaudited pro forma combined financial statements and accompanying discussions and notes included in Appendix F to this Proxy Statement.  The pro forma amounts in the tables below are presented for informational purposes.  You should not rely on the pro forma amounts as being indicative of the financial position or the results of operations of the combined company that would have actually occurred had the acquisition been consummated during the periods presented or of the future financial position or future results of operations of the combined company.

Pro Forma Combined Timberline and Wolfpack US

Timberline reports its financial results on a fiscal year basis ending September 30 of each year.  Wolfpack US reports its financial results on a fiscal year basis ending December 31 of each year.  All unaudited pro forma balance sheet data is presented as of March 31, 2014.

Pro Forma Selected Financial Data

Pro Forma Selected Financial Data

As at March 31, 2014 (unaudited)
Balance Sheet
Total assets	$22,023,403
Current liabilities	$659,278
Long term liabilities	$128,932
Total liabilities	$788,210
Shareholders’ equity	$21,235,193
Capital stock and paid-in capital	$64,656,793

	Year ended September 30, 2013 (unaudited)	Six months ended March 31, 2014 (unaudited)
Income Statement
Operating revenue	$--	$--
Loss from operations	$(7,397,874)	$(2,735,772)

	Timberline As at March 31, 2014	Timberline Pro Forma As at March 31, 2014 (unaudited)
Historical and Pro Forma Per share data:
Balance Sheet
Book value per share	$0.20	$0.18
Cash dividends declared per share	$-	$-

Timberline Year ended September 30, 2013 (unaudited)	Timberline Pro Forma Year ended September 30, 2013 (unaudited)	Timberline Six Months ended March 31, 2014 (unaudited)	Timberline Pro Forma Six months ended March 31, 2014 (unaudited)
Historical and Pro Forma Per share data:
Income Statement
Loss per share from continuing operations	$(0.06)	$(0.07)	$(0.02)	$(0.02)

 UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined financial statements of Timberline and Wolfpack US are presented in Appendix F “Pro Forma Financial Statement of Timberline” and are hereby incorporated by reference. The unaudited pro forma condensed combined financial statements are based on the respective historical consolidated financial statements and the accompanying notes of Timberline and Wolfpack US adjusted to give effect to the proposed acquisition of Wolfpack US by Timberline, and the related issuance of 42,932,063 Timberline Shares as consideration for the purchase.

Timberline reports its financial results on a fiscal year basis ending September 30 of each year.  Wolfpack US reports its financial results on a fiscal year basis ending December 31 of each year. The unaudited pro forma condensed combined balance sheet is based on historical balance sheets of Timberline and Wolfpack US and has been prepared to reflect the purchase as if it had been completed on March 31, 2014.  The unaudited pro forma condensed combined statements of income for the six months ended March 31, 2014 and the twelve months ended September 30, 2013 assume that the purchase had been completed as of October 1, 2012.   These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes of Timberline (including their Management’s Discussion and Analysis) contained in Timberline’s annual reports on Form 10-K and quarterly reports on Form 10-Q and Wolfpack US (including their Management’s Discussion and Analysis) incorporated by reference into this Proxy Statement.

The acquisition of Wolfpack US by Timberline will be accounted for as a purchase in accordance with accounting principles generally accepted in the United States.  Under the purchase method of accounting, the total purchase price will be allocated to the assets acquired and the liabilities assumed of Wolfpack US based on their respective fair values.  A preliminary allocation of the purchase costs has not been made for major categories of assets and liabilities in the accompanying pro forma financial statements.  The actual allocation of purchase cost and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein once a valuation and the allocation process is completed.

Timberline’s management believes that the unaudited pro forma condensed combined financial statements reflect a reasonable estimate of the Arrangement based on currently available information as set forth in the notes to such statements and are not necessarily an indication of the results that would have been achieved had the purchase been completed as of the dates indicated or that may be achieved in the future. The unaudited pro forma condensed combined financial statements do not include the realization of any cost savings from operating efficiencies, synergies or other restructurings resulting from the acquisition. Therefore, the actual amounts recorded as of the completion of the purchase and thereafter may differ materially from the information presented herein.

PROPOSAL 2 — APPROVAL OF THE REVERSE STOCK SPLIT

GENERAL QUESTIONS

Introduction

At the Meeting, Timberline's Stockholders will be asked to approve an amendment to Timberline's Certificate of Incorporation to effect a reverse stock split of the issued and outstanding Timberline Shares. Upon the effectiveness of the amendment to Timberline's Certificate of Incorporation effecting the Reverse Stock Split, the outstanding Timberline Shares will be combined into a lesser number of shares such that one share of Timberline Common Stock will be issued for a specified number of shares, which shall be equal to or greater than five (5) and equal to or less than twelve (12), of outstanding Timberline Common Stock, with the exact number within the range to be determined by the Board prior to the effective time of such amendment and publicly announced by Timberline. The forms of the proposed amendments to the Timberline Certificate of Incorporation will, together, effect the Reverse Stock Split, as more fully described below, but will not change the number of authorized shares, or the par value, of Timberline Common Shares.

What is the purpose of the Reverse Stock Split?

The Board approved the proposal authorizing the Reverse Stock Split for the following reasons:

•
pursuant to the Arrangement Agreement, Timberline agreed to use its commercially reasonable efforts to maintain its existing listing on the NYSE MKT and to cause the Timberline Shares being issued in the Arrangement to be approved for listing on the NYSE MKT at or prior to the Effective Time of the Arrangement;

•
On May 19, 2014, Timberline received a letter from the NYSE MKT that due to the NYSE MKT’s determination that the Company’s securities have been selling for a low price per share for a substantial period of time, pursuant to Section 1003(f)(v) of the NYSE MKT Company Guide, the Company’s continued listing is predicated on it effecting a reverse stock split of its Common Stock within a reasonable period of time, which the NYSE MKT has determined to be no later than November 19, 2014;

•
the Board  believes effecting the Reverse Stock Split will meet the NYSE MKT’s requirements set forth in the May 19, 2014 letter and may be an effective means of avoiding a delisting of Timberline Shares from the NYSE MKT in the future; and

•	the Board believes a higher stock price may help generate investor interest in Timberline.

Is the effectiveness of the Reverse Stock Split a condition of the completion of the Arrangement?

The effectiveness of the Reverse Stock Split is a condition to the completion of the Arrangement, unless such condition is waived by Wolfpack prior to completion of the Arrangement. However, approval of the Reverse Stock Split is not dependent upon approval of the issuance of Timberline Shares in connection with the Arrangement and Stockholders are being requested to vote on these matters independently.

What amendments are being made to the Certificate of Incorporation?

The following paragraph will be added to Article V of the Certificate of Incorporation:

“Upon the effectiveness of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, every [●] shares of the Corporation’s issued and outstanding Common Stock, par value $0.001 per share, that are issued and outstanding immediately prior to the Effective Time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, par value $0.001 per share, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Common Stock pursuant to the provisions of this Article, such stockholder shall receive one whole share of Common Stock in lieu of such fractional share and no fractional shares shall be issued.”

Material Effects of Proposed Reverse Stock Split

The Board believes that the Reverse Stock Split will increase the price level of Timberline Shares and, as a result, will enable Timberline to maintain listing of the Timberline Shares on the NYSE MKT. The Board cannot predict, however, the effect of the Reverse Stock Split upon the market price for Timberline Shares, and the history of similar reverse stock splits for companies in like circumstances has varied. The market price per share of common stock after the Reverse Stock Split may not rise in proportion to the reduction in the number of shares of common stock outstanding resulting from the Reverse Stock Split. If the market price of Timberline Shares declines after the Reverse Stock Split, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. The market price per share of Timberline Shares post-Reverse Stock Split may not remain in excess of the minimum bid price per share as required by NYSE MKT, or Timberline may fail to meet the other requirements for continued listing on the NYSE MKT resulting in the delisting of its common stock. The market price of Timberline Shares may also be affected by the Company’s performance and other factors, the effect of which the Board cannot predict.

Assuming completion of the Arrangement and based on Timberline Shares outstanding as of the record date, the principal effects of the Reverse Stock Split will be that (i) the number of shares of our common stock issued and outstanding will be reduced from 117,801,001 shares as of the record date to a range of 23,560,201 shares (in the event a 1-for-5 ratio is chosen) to 9,816,751 shares (in the event a 1-for-12 ratio is chosen), depending on the exact exchange ratio chosen by the Board and without giving effect to any rounding up of fractional shares.

As a summary and for illustrative purposes only, the following table reflects the approximate number of Timberline Shares that would be outstanding as a result of potential Reverse Stock Split ratios within the proposed range based on 74,868,938 Timberline Shares outstanding as the record date and the issuance of 42,932,063 Timberline Shares pursuant to the Arrangement:

Proposed Reverse Split	Approximate Number of Shares to be Outstanding
1-for-5	23,560,201
1-for-8	14,725,126
1-for-10	11,780,101
1-for-12	9,816,751

The Reverse Stock Split will not affect the par value of the Timberline Shares. As a result, on the effective date of the Reverse Stock Split, the stated capital on Timberline’s balance sheet attributable to Timberline Shares will be reduced to between 20% and 8.3% of its present amount, depending on the exact exchange ratio selected, and Timberline’s additional paid-in capital account will be credited in the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be retroactively increased for each period because there will be fewer shares of common stock outstanding.

No Going Private Transaction

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the U.S. Exchange Act. Following the Reverse Stock Split, Timberline will continue to be subject to the periodic reporting requirements of the U.S. Exchange Act.

What are the procedures for effecting the Proposed Reverse Stock Split and Exchange of Stock Certificates?

If the Timberline Stockholders approve the Reverse Stock Split and the Board determines it is in the Company’s best interest to effect the Reverse Stock Split, the Reverse Stock Split would become effective at such time as the amendment to the Certificate of Incorporation, the form of which is attached as Appendix G to this Proxy Statement, is filed with the Secretary of State of Delaware or such time and date as stated therein when filed.

As soon as practicable after the effective date of the Reverse Stock Split, Timberline will notify the Stockholders that the Reverse Stock Split has been implemented. Corporate Stock Transfer, Inc. located at 3200 Cherry Creek Dr. South, Suite 430, Denver, Colorado 80209, the Company’s transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split Timberline Shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split Timberline Shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to Timberline’s Stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the Reverse Stock Split. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Effect on Registered and Beneficial Holders of Common Stock

Upon the effectiveness of the Reverse Stock Split, Timberline Shares held by stockholders that hold their shares through a broker or other nominee will be treated in the same manner as shares held by registered stockholders that hold their shares in their names. Brokers and other nominees that hold Timberline Shares will be instructed to effect the Reverse Stock Split for the beneficial owners of such shares. However, those brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split. Stockholders whose Timberline Shares are held in the name of a broker or other nominee are encouraged to contact their broker or other nominee with any questions regarding the procedure of implementing the Reverse Stock Split with respect to their shares.

Effect on Registered “Book-Entry” Holders of Timberline Common Stock

Registered holders of Timberline Common Stock may hold some or all of their shares electronically in book-entry form under the direct registration system for the securities. Those stockholders will not have stock certificates evidencing their ownership of Timberline Common Stock, but generally have a statement reflecting the number of shares registered in their accounts.

Stockholders that hold registered Timberline Shares in book-entry form do not need to take any action to receive post-Reverse Stock Split shares. Any such stockholder that is entitled to post-Reverse Stock Split shares will automatically receive, at the stockholder’s address of record, a transaction statement indicating the number of post-Reverse Stock Split shares held following the implementation of the Reverse Stock Split.

Effect on Registered Certificated Shares of Timberline Common Stock

Timberline’s transfer agent, Corporate Stock Transfer, Inc., will act as the exchange agent for purposes of implementing the exchange of registered certificated Timberline Shares. Holders of pre-Reverse Stock Split certificate Timberline Shares will be asked to surrender certificates representing such shares in exchange for certificates representing Timberline Shares in accordance with the procedures to be set forth in a letter of transmittal or other document the exchange agent will send to stockholders holding registered certificated shares. No new certificates or, to the extent applicable, will be issued to any stockholder until such stockholder has surrendered to the exchange agent such stockholder’s outstanding certificate(s), together with all other items that the exchange agent may require. No stockholder will be required to pay a transfer or other fee to exchange his, her or its certificates.

Any certificates representing pre-Reverse Stock Split Timberline Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for certificates representing post-Reverse Stock Split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY CERTIFICATE(S) REPRESENTING COMMON SHARES OF STOCK, AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) TO THE EXCHANGE AGENT UNTIL REQUESTED TO DO SO.

Do I have Dissenters' Rights?

Under the Delaware General Corporation Law, our stockholders will not be entitled to dissenters' rights with respect to the proposed amendment to Timberline’s Certificate of Incorporation.

Will I receive fractional Timberline Shares?

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split Timberline Shares not evenly divisible by the ratio that the Board of Directors decides to implement will be entitled, will have the number of post-Reverse Split Timberline Shares to which they are entitled rounded up to the next whole number of Timberline Shares. No stockholders will receive cash in lieu of fractional shares.

Accounting Matters

The Reverse Stock Split will not affect the par value of the Timberline Common Stock. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to the Timberline Common Stock on Timberline’s balance sheet will be reduced proportionately based on the ratio chosen by the Board of Directors for the Reverse Stock Split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated because there will be fewer shares of Common Stock outstanding.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split to Timberline Stockholders

The following is a summary of certain material United States federal income tax consequences of the Reverse Stock Split to Timberline Stockholders. It does not purport to be a complete discussion of all of the possible United States federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or non-U.S. income or other tax consequences. This discussion does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which are subject to change retroactively as well as prospectively. This summary also assumes that the Timberline Shares held by Timberline Stockholders before the Reverse Stock Split were, and the Timberline Shares held after the Reverse Stock Split will be, held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended, or the Code. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Accordingly, this discussion should not be considered as tax or investment advice to Timberline Stockholders.  Each Timberline Stockholder should consult such stockholder's own tax advisor with respect to the tax consequences of the Reverse Stock Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of Timberline Shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold Timberline Shares, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split. This summary of certain material United States federal income tax consequence of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts.

No gain or loss will be recognized by a stockholder upon such stockholder's exchange of Timberline Shares held before the Reverse Stock Split for shares after the Reverse Stock Split. The aggregate tax basis of the Timberline

Shares received in the Reverse Stock Split will be the same as the stockholder's aggregate tax basis in the shares of common stock exchanged therefor. The stockholder's holding period for the Timberline Shares after the Reverse Stock Split will include the period during which the stockholder held the shares of common stock surrendered in the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split

While the Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the Timberline Common Stock. As a result, the trading liquidity of the Timberline Shares may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

Further, the Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the Timberline Shares. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction to the number of Timberline Shares outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of the Timberline Shares after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of the Timberline Shares following the Reverse Stock Split may not exceed or remain higher than the market price of the Timberline Shares prior to the Reverse Stock Split.

If the Reverse Stock Split is effected and the market price of the Timberline Shares then declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. Additionally, the liquidity of the Timberline Shares could be adversely affected by the reduced number of shares that would be outstanding after the implementation of the Reverse Stock Split.

Does the Timberline Board recommend approval of the Reverse Stock Split?

Yes.  After considering the entirety of the circumstances, the Timberline Board has unanimously concluded that the Reverse Stock Split is in the best interests of, Timberline and its Stockholders and the Timberline Board unanimously recommends that Stockholders vote in favor of the Reverse Stock Split.

What vote is required to approve the Reverse Stock Split?

The affirmative vote of the holders of a majority of the outstanding Timberline Shares is required to amend the Certificate of Incorporation approve the Reverse Stock Split. Failures to vote and abstentions will be the equivalent of a vote against this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE REVERSE STOCK SPLIT.

PROPOSAL 3 – APPROVAL OF THE AUTHORIZED SHARE INCREASE

What am I voting on?

You are voting on a proposal to ratify Timberline’s proposed amendment to its Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.

Why did the Board adopt the Authorized Share Increase?

Timberline currently has 74,868,938 shares of common stock issued and outstanding. Further Timberline has options and warrants exercisable to acquire an additional 3,374,000 shares of Common Stock, bringing the fully-diluted issued and outstanding shares of Common Stock to 78,242,938.  In addition, Timberline is asking the approval of Stockholder in Proposal 1 to issue an additional 42,932,063 Timberline Shares as part of the Arrangement with Wolfpack.  This means that following the Arrangement the number of issued and outstanding Timberline Shares would be 117,801,001 Timberline Shares or 121,175,001 Timberline Shares on a fully-diluted basis.

Because Timberline’s authorized capital limit is currently 100,000,000 shares of common stock, Timberline cannot complete the Arrangement unless the Stockholders approve the Authorized Share Increase.

The Board believe that it is in the best interests of Timberline and the Stockholders to increase authorized capital to 200,000,000 Timberline Shares to permit the Arrangement to proceed, should the Stockholders approve Proposal 1, and to leave Timberline sufficient room in its authorized capital to cover outstanding option and warrants to acquire Timberline Shares and to issue Timberline Shares in future financings.  Further, the Board believes that 200,000,000 is in the best interests of Timberline and the Stockholders as it leaves Timberline sufficient room to continue to operate and seek financing following the Arrangement regardless of whether the Reverse Stock Split (see Proposal 2) is approved by the Stockholders or the Board otherwise determines following such approval by the Stockholders that the Reverse Stock Split is no longer in the best interests of Timberline or the Stockholders.

What amendments are being made to the Certificate of Incorporation?

The first paragraph of Article V of the Certificate of Incorporation which currently reads as follows:

“ARTICLE V

The authorized capital stock of the Corporation shall consist of two classes of stock, designated as Common Stock and Preferred Stock. The total number of shares of Common Stock that the Corporation will have authority to issue is 100,000,000 (One Hundred Million). The shares shall have $0.001 par value. All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.”

shall be amended to read as follows:

“ARTICLE V

The authorized capital stock of the Corporation shall consist of two classes of stock, designated as Common Stock and Preferred Stock. The total number of shares of Common Stock that the Corporation will have authority to issue is 200,000,000 (Two Hundred Million). The shares shall have $0.001 par value. All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.”

What vote is required to approve the Authorized Share Increase?

The affirmative vote of the holders of a majority of the outstanding shares of the Timberline Common Stock is required to amend our Certificate of Incorporation to effect the Authorized Share Increase. With respect to this proposal, there will be no broker non-votes. Failures to vote and abstentions will be the equivalent of a vote against this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE AUTHORIZED SHARE INCREASE.

PROPOSAL 4 — ELECTION OF DIRECTORS
GENERAL QUESTIONS

What is the current composition of the Board?

Timberline’s current bylaws require the Board to have three or more persons, and may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board.  The current Board is composed of five (5) directors.

Is the Board divided into classes?  How long is the term?

No, the Board is not divided into classes.  All directors serve one-year terms until their successors are elected and qualified at the next annual meeting.

Who is standing for election this year?

The Board of Directors has nominated the following five (5), current Board Members for election at the Meeting, to hold office, in the event the Arrangement is not completed, until the 2015 annual meeting:

●	Paul Dircksen
●	Randal Hardy
●	Vance Thornsberry
●	Robert Martinez
●	Leigh Freeman

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

Who will serve on the Board if the Arrangement in Proposal 1 is approved and consummated?

If the Arrangement is approved by Stockholders and consummated, the Timberline Board will be reconstituted to consist of five (5) directors, two of whom will be nominated by Wolfpack and three of whom will be nominated by Timberline. Currently, it is anticipated that Timberline will nominate: Paul Dircksen, Robert Martinez and Leigh Freeman and Wolfpack will nominate William Sheriff and John Watson. William Sheriff will be appointed to act as non-executive Chairman of the Board.

As a result, assuming they are elected at the Meeting, Randal Hardy and Vance Thornsberry have agreed to resign from the Board upon consummation of the Arrangement.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current directors and nominees, executive officers and key employees.  The term for each director expires at our next annual meeting or until his or her successor is appointed and qualified.  The ages of the directors and officers are shown as of December 31, 2014.

Name	Current Office	Principal Occupation	Director/Officer Since	Age
Paul Dircksen	Executive Chairman; President & Chief Executive Officer	Executive Chairman;President & Chief Executive Officer	September 22, 2006	68
Randal Hardy	Chief Financial Officer; Director	Chief Financial Officer	August 27, 2007	52
Steven Osterberg	Vice-President, Exploration	Vice-President, Exploration	February 1, 2012	53
Vance Thornsberry(1)	Director	Vice President, Exploration of Calico Resources	September 22, 2006	66
Robert Martinez(1)	Director	Management Consultant	January 22, 2010	67
Leigh Freeman(1)	Director	General Manager and Principal, Downing Teal Inc.	January 18, 2013	64

(1)	“Independent” in accordance with Rules 121 and 803A of the NYSE MKT Company Guide.

The following is a description of the business background of the Directors and executive officers of Timberline Resources Corporation:

Board of Directors and Executive Officers

Paul Dircksen – Executive Chairman, President and Chief Executive Officer

Mr. Dircksen (68) has over 35 years of experience in the mining and exploration industry, serving in executive, managerial, and technical roles at several companies.  He has been a director since January 2005 and our Vice President of Exploration from May 2006 to January 2012.  Mr. Dircksen became Executive Chairman in September 2009 and was appointed President and Chief Executive Officer in March 2011.  Working in the United States and internationally, he has a strong technical background, serving as a team member on approximately nine gold discoveries, seven of which later became operating mines.  From January 2005 to May 2006 he was self-employed as a consulting geologist until joining Timberline Resources.  Mr. Dircksen was the president of Brett Resources from January 2004 to December 2004, and prior to that, from January 2003 to December 2003, he was President of Bravo Venture Group, a junior exploration company.  During 2002 he was self-employed as an independent mineral geologist.  Between 1987 and 2001, Mr. Dircksen was Senior Vice-President of Exploration for Orvana Minerals Corp.  He holds an M.S. in Geology from the University of Nevada.  Mr. Dircksen currently serves as a director of Bravada Gold Corporation and International Northair Mines Ltd., and is employed on a full-time basis with Timberline Resources.

For the following reasons the Board concluded that Mr. Dircksen should serve as a director (a “Director”) and Executive Chairman of Timberline, in light of its business and structure. Mr. Dircksen’s extensive management experience in mineral exploration companies and background in mineral projects enable him to provide operating and leadership insights to the Board as the Executive Chairman.  Further, his training and experience as a geologist allow him to bring technical expertise in regard to mineral exploration to Timberline.  These skills are valuable to the Board at this time as Timberline’s primary assets are exploration stage properties.

Randal Hardy – Chief Financial Officer & Director

Mr. Hardy (52) was appointed as our Chief Executive Officer, Chief Financial Officer and to our board of directors in August 2007. In March 2011, Paul Dircksen was appointed Chief Executive Officer and Mr. Hardy continued as the Chief Financial Officer and a Director of Timberline.  Prior to his appointment by us, since September 2006, Mr. Hardy was the President of HuntMountain Resources, a publicly held U.S.-based junior exploration company.  Prior to that, from August 2005, he was HuntMountain’s Chief Financial Officer.  Previously, from 1997 to 2005, he held positions as President and CEO of Sunshine Minting, Inc. a privately held, precious metal custom minting and manufacturing firm.  Prior to his tenure at Sunshine Minting, Inc., Mr. Hardy has served as Treasurer of the NYSE-listed Sunshine Mining and Refining Company.  Mr. Hardy has a Business Administration degree from Boise State University and has attained certifications as a Certified Management Accountant and a Certified Cash Manager.  Mr. Hardy currently serves as a director of HuntMountain Resources Ltd. and Rae-Wallace Mining Company and is employed on a full-time basis with Timberline Resources.

For the following reasons the Board concluded that Mr. Hardy should serve as a Director of Timberline, in light of its business and structure. Mr. Hardy’s management and financial experience in mineral exploration and manufacturing companies enables him to provide financial and operating insight to the Board.  Further, his training and experience in accounting and corporate finance, along with his prior executive-level management experience, allow him to bring financial and management expertise to Timberline.  These skills are valuable to the Board at this time as Timberline needs good financial management in its exploration stage activities.

Vance Thornsberry – Director

Mr. Thornsberry (66) has been a director since January 2004 and is a Registered Professional Geologist with over 35 years of experience in the mining and exploration industry.  Since February 2011, Mr. Thornsberry has been the Vice President of Exploration for Calico Resources, a mineral exploration company listed on the TSX-V in Canada.  From December 2007 until February 2011, Mr. Thornsberry worked as a consulting geologist.  From January 2005 until December 2007, Mr. Thornsberry served as a consulting geologist and Vice-President of Exploration for Northland Resources.  He also served as Vice President of Exploration for Timberline from January 2004 to May 2006.  From 1997 through December 2004, Mr. Thornsberry consulted for a variety of exploration companies, including Golden Queen Mining Company, Beartooth Mining Company, Thunder Mountain LLC and Romarco Minerals.  He held senior positions with Inspiration Development Company in the 1970s and 1980s, and has since worked as a consulting geologist for over fifteen mining companies worldwide.  He holds a B.S. in Geology from the University of Missouri.

For the following reasons the Board concluded that Mr. Thornsberry should serve as a Director of Timberline, in light of its business and structure. Mr. Thornsberry’s technical experience in mineral exploration enables him to provide technical insight to the Board.  Further, his training and experience as a professional geologist allows him to bring technical expertise to the Board as a director.  These skills are valuable to the Board at this time as Timberline’s primary assets are exploration stage properties.

Robert Martinez – Director

Mr. Martinez (67) was appointed to the Board of Directors in January 2010.  He is a metallurgical engineer with over 35 years of experience in the mining and exploration industry.  Since May 2005, Mr. Martinez has been an independent mine management and metallurgical consultant.  In addition, from May 2005 until September 2008, Mr. Martinez was a member of the Board of Directors of Metallica Resources Inc., and from August 2005 until May 2009, he was a member of the Board of Directors of Zacoro Metals.  From August 1988 until December 2004, Mr. Martinez held various management and executive positions at NYSE-listed Coeur d’Alene Mines Corporation including serving as Vice President and General Manager of the Rochester Mine, Vice President of Engineering and Operations,  Senior Vice President of Operations, and President and Chief Operating Officer.  Mr. Martinez holds a B.S. in Metallurgical Engineering from the University of Arizona and has completed graduate work in business at Western New Mexico University and Dartmouth College.  Mr. Martinez currently serves as a director of both Riverstone Resources Inc. and Global Minerals Ltd.

For the following reasons the Board concluded that Mr. Martinez should serve as a Director of Timberline, in light of its business and structure. Mr. Martinez’s technical and management experience in mining and metallurgy enables him to provide operating insight to the Board.  Further, his training and experience as a metallurgical engineer allow him to bring technical expertise to the Board as a director. These skills are valuable to the Board at this time as Timberline’s primary assets are exploration stage properties.

Leigh Freeman – Director

Mr. Freeman (64) was appointed to the Board of Directors in January 2013. He has over 40 years of experience in the mining industry.  At present, he is General Manager and Principal with Downing Teal Inc., a global recruiting organization serving the resource and construction industries and is also the Chairman and Chief Executive Officer of Blue Sun Energy, Inc., a private, technology-based alternative energy company.  Mr. Freeman has served in technical, managerial and executive potitions with junior and senior mining and service companies.  He was a co-founder, President and Director of Orvana Minerals and also held several positions with Placer Dome.  Mr. Freeman also serves as a trustee of the Montana Tech Foundation and on the industry advisory board for the mining programs at the University of Arizona, Montana Tech and South Dakota School of Mines. In addition, he co-chaired the Education Sustainability Committee for the Society of Mining Engineers.

For the following reasons the Board concluded that Mr. Freeman should serve as a Director of Timberline, in light of its business and structure. Mr. Freeman’s technical and management experience in mining and mineral exploration enables him to provide operating insight to the Board.  Further, his training and experience as a geological engineer allow him to bring technical expertise to the Board as a director. These skills are valuable to the Board at this time as Timberline’s primary assets are exploration stage properties.

Steven Osterberg – Vice President, Exploration

Dr. Osterberg (53) was appointed as our Vice-President, Exploration on February 1, 2012.  Prior to his appointment, since April 2009, Dr. Osterberg was a Senior Geologist with Tetra Tech, Inc., a mining-related consulting firm.  From November 2004 through March 2009, Dr. Osterberg was an independent consulting geologist.  During this period, Dr. Osterberg also co-founded Jack’s Fork Exploration, Inc., a privately held mineral exploration company, where he continues to serve as a Director.  From 2002 to 2004, Dr. Osterberg was a Senior Geologist at Tetra Tech-MFG, Inc.  Dr. Osterberg holds a Ph.D. in geology from the University of Minnesota and is a licenced professional geologist (P.G.) and qualified person (QP) with the Society of Mining and Metallurgy (SME).

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

Family Relationships

None of our Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees.

Other Directorships

No directors of Timberline are also directors of issuers with a class of securities registered under Section 12 of the U.S. Exchange Act (or which otherwise are required to file periodic reports under the U.S. Exchange Act).

Legal Proceedings

Timberline is not aware of any material legal proceedings to which any director, officer or affiliate of Timberline, or any owner of record or beneficially of more than five percent of common stock of Timberline, or any associate of any director, officer, affiliate of Timberline, or security holder is a party adverse to Timberline or any of its subsidiaries or has a material interest adverse to Timberline or any of its subsidiaries.

Timberline is not aware of any of its directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

CORPORATE GOVERNANCE

Board of Directors Structure

Our current bylaws require the Board to have three (3) or more persons, and may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board.  The current Board is composed of five (5) Directors.

Director Independence

We have five directors as of July 8, 2014, including three independent directors, as follows:

●	Vance Thornsberry
●	Robert Martinez
●	Leigh Freeman

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under Section 803A of the NYSE MKT Company Guide.

Meetings of the Board and Board Member Attendance the Meeting

During the fiscal year ending September 30, 2013, the Board held four (4) meetings of the Board.  None of the incumbent Directors attended fewer than 75% of the board meetings.

Board members are not required to attend the Meeting.

Communications to the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Chief Financial Officer, Randal Hardy, at Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814.  Our Chief Financial Officer will forward communications directly to the appropriate Board member.  If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board.  Our Chief Financial Officer will review all communications before forwarding them to the appropriate Board member.

Board Committees

Our Board of Directors has established three board committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

The information below sets out the current members of each of Timberline Resources’ board committees and the advisory board and summarizes the functions of each of the committees in accordance with their mandates.

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the U.S. Exchange Act, and the requirements of the NYSE MKT. Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the U.S. Exchange Act. Our Audit Committee is composed of two (2) directors each of whom, in the opinion of the Board, are independent (in accordance with Rule 10A-3 of the U.S. Exchange Act and the requirements of Section 803A of the NYSE MKT Company Guide) and financially literate (pursuant to the requirements of Section 803B of the NYSE MKT Company Guide): Leigh Freeman (Chairman) and Robert Martinez.  Due to the recent resignation of Troy Fierro on February 5, 2014, who was the previous member of the Audit Committee that the Board had determined was a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and met the requirements for financial sophistication under the requirements of Section 803B of the NYSE MKT Company Guide, the Company does not currently have a member of the Audit Committee that the

Board has determined is a “financial expert” or financially sophisticated.  The Board anticipates making such determination or appointing such person to the Audit Committee with the cure period set forth under Rule 803B of the NYSE MKT Company Guide.

Our Audit Committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our Audit Committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off-balance sheet transactions.

Our Audit Committee monitors our audit and the preparation of financial statements and all financial disclosure contained in our SEC filings. Our Audit Committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the Audit Committee. Our Audit Committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended September 30, 2013, the Audit Committee met four (4)  times. A copy of the Audit Committee charter is available on our website at www.timberline-resources.com.

Audit Committee Report

Our Audit Committee oversees our financial reporting process on behalf of the Board.  The Committee has two (2) members, each of whom is “independent” as determined under Rule 10A-3 of the U.S. Exchange Act and the rules of the NYSE MKT. The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by overseeing the (1) integrity of our financial reporting and internal control, (2) independence and performance of our independent auditors, (3) and provides an avenue of communication between management, the independent auditors and the Board.

In the course of providing its oversight responsibilities regarding the 2013 financial statements, the Committee reviewed the 2013 audited financial statements, which appear in the 2014 Annual Report to Stockholders, with management and our independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence, as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Timberline’s Annual Report to the SEC on Form 10-K for the year ended September 30, 2013. The Committee and the Board have also recommended the selection of DeCoria, Maichel and Teague P.S. as independent auditors for Timberline for the fiscal year 2014.

USubmitted by the Audit Committee Members
●	Leigh Freeman (Chairman)
●	Robert Martinez

Compensation Committee

We have a Compensation Committee composed of two (2) directors, all of whom, in the opinion of our Board of Directors, are independent (under Section 803A of the NYSE MKT Company Guide): Vance Thornsberry (Chairman) and Leigh Freeman.

We have a Compensation Committee charter that complies with the requirements of the NYSE MKT.  Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Chief Executive Officer may not be present during the voting determination or deliberations of his or her compensation; however, our Compensation Committee does consult with our Chief Executive Officer in determining and recommending the compensation of directors and other executive officers.

In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and propose awards of stock options.  The Compensation Committee has determined that the Corporation’s compensation policies and practices for its employees generally, not just executive officers, are not reasonably likely to have a material adverse effect on the Corporation.

The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation.  Our management engaged the services of an external compensation consultant, Equilar Inc., during fiscal year 2013.  Equilar Inc. provided management with access to a database of compensation information for public companies. Equilar, Inc. did not receive more than $120,000 in compensation from Timberline for these services and did not provide any other services to Timberline.

During the fiscal year ended September 30, 2013, the Compensation Committee met two (2) times. A copy of the Compensation Committee charter is available on our website at www.timberline-resources.com.

Corporate Governance and Nominating Committee

We have a Corporate Governance and Nominating Committee composed of two (2) directors, all of whom, in the opinion of our Board of Directors, are independent (under Section 803A of the NYSE MKT Company Guide): Robert Martinez (Chairman) and Vance Thornsberry.  We have a Corporate Governance and Nominating Committee charter that complies with the requirements of the NYSE MKT.

Our Corporate Governance and Nominating Committee is responsible for developing our approach to corporate governance issues. The Committee evaluates the qualifications of potential candidates for director and recommends to the Board nominees for election at the next annual meeting or any special meeting of stockholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee has adopted a Director Nominating Process and Policy which sets forth the criteria the Board will assess in connection with the consideration of a candidate, including the candidate’s integrity, reputation, judgment, knowledge, independence, experience, accomplishments, commitment and skills, all in the context of an assessment of the perceived needs of the Board at that time.  A copy of the Director Nominating Process and Policy is available on our website at www.timberline-resources.com.

We do not have a formal policy regarding diversity in the selection of nominees for directors.  The Corporate Governance and Nominating Committee does, however, consider diversity as part of its overall selection strategy.  In considering diversity of the Board as a criteria for selecting nominees, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Corporate Governance and Nominating Committee seeks persons with leadership experience in a variety of contexts. The Corporate Governance and Nominating Committee believes that this conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance and Nominating Committee will assess the effectiveness of this approach as part of its annual review of its charter.

The Committee will consider recommendations for director nominees made by stockholders and others if these individuals meet the criteria set forth in the Director Nominating Process and Policy. For consideration by the Committee, the nominating stockholder or other person must provide the Corporate Secretary’s Office with information about the nominee, including the detailed background of the suggested candidate that will demonstrate how the individual meets our director nomination criteria. If a candidate proposed by a stockholder meets the criteria, the individual will be considered on the same basis as other candidates. No stockholder or stockholders holding 5% or more of our outstanding stock, either individually or in aggregate, recommended a nominee for election to the Board.

All of the nominees included on the proxy card accompanying this Proxy Statement were nominated by the Corporate Governance and Nominating Committee and were recommended by our current Board.

During the fiscal year ended September 30, 2013, the Corporate Governance and Nominating Committee met two (2) times. A copy of the Corporate Governance and Nominating Committee charter is available on our website at www.timberline-resources.com.

Board Leadership Structure

The Board has reviewed our current Board leadership structure in light of the composition of the Board, our size, the nature of our business, the regulatory framework under which we operate, our stockholder base, our peer group and other relevant factors.  Considering these factors we have determined not to have a separate Chief Executive Officer and Chairman of the Board, and to have our Executive Chairman fill both roles.  We have determined that this structure is currently the most appropriate Board leadership structure for us.  The Board noted the following factors in reaching its determination:

●	The Board acts efficiently and effectively under its current structure.

●
A structure of a combined Chief Executive Officer and Chairman of the Board is in the best position to be aware of major issues facing us on a day-to-day and long-term basis, and is in the best position to identify key risks and developments facing us to be brought to the Board’s attention.

●	This structure eliminates the potential for confusion and duplication of efforts, including among employees.

●	Companies within our peer group utilize similar Board structures.

We do not have a lead independent director.  Given the size of the Board, the Board believes that the presence of four independent directors out of the seven directors on the Board, with independent directors sitting on the Board’s committees, is sufficient independent oversight of the Executive Chairman.  The independent directors work well together in the current board structure and the Board does not believe that selecting a lead independent director would add significant benefits to the Board oversight role.

The Board of Director’s Role in Risk Management Oversight

The understanding, identification and management of risk are essential elements for the successful management of Timberline. Risk oversight begins with the Board and the Audit Committee. The Audit Committee consists of Leigh Freeman (Chairman), and Robert Martinez, each an independent director.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of our financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding our effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of our methods for identifying and managing risks.

Additionally, our Corporate Governance and Nominating Committee reviews the risks related to succession planning and the independence of the Board.  The Compensation Committee reviews the risks related to our various compensation plans.

In the event that a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the entire Board to facilitate proper risk oversight by the entire Board.

Based on a review of the nature of operations, we do not believe that any areas of Timberline are incented to take excessive risks that would likely have a material adverse effect on our operations.

EXECUTIVE COMPENSATION

The following summary compensation tables set forth information concerning the annual and long-term compensation for services in all capacities to Timberline for the year ended September 30, 2013 of those persons who were, at September 30, 2013 (i) the chief executive officer (Paul Dircksen) (ii) the chief financial officer (Randal Hardy) and (iii) the two other most highly compensated executive officers of Timberline, whose annual base salary and bonus compensation was in excess of $100,000 (Steven Osterberg---Vice-President, Exploration and Craig Crowell—Chief Accounting Officer and Corporate Secretary):

SUMMARY COMPENSATION TABLE
Name and principal Position	Year	Salary ($)	Bonus ($)	Option Awards(5) ($)	All Other Compensation ($)	Total ($)
Paul Dircksen, President, Chief Executive Officer and Executive Chairman	2013	220,500	0	0	0	220,500
	2012	218,750	30,000	39,000(2)	109,548(6)	397,298
Randal Hardy, Chief Financial Officer	2013	216,500	0	0	0	216,500
	2012	215,417	30,000	39,000(2)	88,886(6)	373,303
Steven Osterberg,(1) Vice-President, Exploration	2013	175,000	0	0	0	175,000
	2012	112,500	0	55,000(3)	0	167,500
Craig Crowell, Chief Accounting Officer and Corporate Secretary	2013	144,500	0	0	0	144,500
	2012	143,750	2,500	19,500(4)	0	165,750

(1)  Appointed as Vice-President, Exploration on February 1, 2012.
(2)  150,000 stock option awards, with an exercise price of $0.49 per share.  The option awards vested immediately.
(3)  200,000 stock option awards, 100,000 with an exercise price of $0.54 per share and 100,000 with an exercise price of $0.49 per share. The option awards vested immediately.
(4)  75,000 stock option awards, with an exercise price of $0.49 per share.  The option awards vested immediately.
(5)  Option awards are valued using the Black-Scholes method in accordance with FASB ASC Topic 718.  These amounts reflect Timberline’s accounting expense for these awards, and do not correspond to the actual value that may be recognized by the named executive officers.  For additional information on the assumptions underlying the valuation of Timberline’s stock options, please refer to Note 14 of Timberline’s consolidated financial statements included in its Annual Report on Form 10-K.
(6)  Transfer of SERP plan value to employee (See Retirement, Resignation or Termination Plans, below).

Executive Compensation Agreements and Summary of Executive Compensation

Report on Executive Compensation

During the year ended September 30, 2013, our Board and our Compensation Committee, was responsible for establishing a compensation policy and administering the compensation programs of our executive officers.

Salary

The amount of compensation that we paid to each of our officers and the terms of those persons’ employment is determined by the Compensation Committee. The Compensation Committee evaluates past performance and considers future incentive and retention in considering the appropriate compensation for our officers.  Our management engaged the services of an external compensation consultant, Equilar Inc., during fiscal year 2013.  Equilar Inc. provided our management with access to a database of compensation information for public companies.

Our management used that database to prepare a report on executive compensation within our industry that was provided to the Compensation Committee.  The Compensation Committee considered this management report on executive compensation as one factor in determining executive compensation levels and stock incentive awards for the 2012 fiscal year. We believe that the compensation paid to our directors and officers is fair to Timberline.

Stock Incentive Awards

Our Compensation Committee believes that the use of direct stock awards is at times appropriate for employees, and in the future intends to use direct stock awards to reward outstanding service or to attract and retain individuals with exceptional talent and credentials. The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our stockholders.  During the year ended September 30, 2013, in this regard, on January 18, 2013, our Compensation Committee and the Board of Directors authorized the issuance of 100,000 stock option awards.  The following stock option issuances were made in the ordinary course of business:  100,000 options to Leigh Freeman upon his appointment as a director.  All options issued are exercisable at $0.22 until January 18, 2018, with all options vesting immediately on the grant date.

Executive Compensation Agreements

Dircksen Employment Agreement

Mr. Dircksen entered into a three (3) year employment agreement with annual renewals with us, effective May 1, 2006, to become our Vice President of Exploration.  Pursuant to the terms of this agreement, he will function as and perform the customary duties of Vice President of Exploration and will be a member of the Board. On March 21, 2011, Mr. Dircksen was appointed as our Chief Executive Officer and President.  Mr. Dircksen and Timberline agreed to continue his compensation arrangement pursuant to the same agreement.  His compensation includes an annual salary of $220,500, fringe benefits including payment of medical and dental insurance coverage premiums, and other performance benefits and incentives. In the event of a change of control, if Mr. Dircksen’s employment is terminated by Timberline without Manifest Cause (as defined below) or by Mr. Dircksen for Good Reason (as defined below), he will be entitled to receive a lump sum payment equaling three (3) times his annual base salary and the continuation of medical and dental insurance benefits as we are then obligated to pay.  Mr. Dircksen is permitted to engage in other business activities.  Good Reason is defined in the Dircksen employment agreement to mean a reduction in his compensation, title or level of responsibility, a forced relocation or other change to the terms of his employment, or a change of control of Timberline.  Manifest Cause is defined as a felony conviction, a gross and willful failure to perform his duties, or dishonest conduct which is intentional and materially injurious to Timberline.

Prior to May 1, 2006, Mr. Dircksen had a consulting arrangement with us to provide services related to geologic evaluation and marketing of our mineral properties.  Under this arrangement, he received payment of $400 per day or $50 per hour.

Hardy Employment Agreement

In connection with his appointment, Mr. Hardy entered into an employment agreement with us, effective August 27, 2007.  A brief description of the material terms of this agreement are as follows:  the term is three (3) years, with annual renewals. The agreement can be terminated by us for cause (without notice), without cause (with three (3)

months’ notice) or upon a takeover, acquisition or change in control.  Under the agreement Mr. Hardy was to act as both Chief Executive and Financial Officer until such time as a new Chief Financial Officer was appointed.

Thereafter, he was to remain as Chief Executive Officer during the term of his employment.  On March 21, 2011, we appointed Paul Dircksen as our Chief Executive Officer and President with Mr. Hardy continuing as Chief Financial Officer.  His compensation under the agreement includes: an annual salary of $216,500, payment or reimbursement of premiums for health insurance coverage for him and his family, and other performance benefits and incentives.  In the event of a change of control, if Mr. Hardy’s employment is terminated by Timberline without Manifest Cause (as defined below) or by Mr. Hardy for Good Reason (as defined below), he will be entitled to receive a lump sum payment equaling three (3) times his annual base salary and the continuation of medical and dental insurance benefits as we are then obligated to pay.  Good Reason is defined in the Hardy employment agreement to mean a reduction in his compensation, title or level of responsibility, a forced relocation or other change to the terms of his employment, or a change of control of Timberline.  Manifest Cause is defined as a felony conviction, a gross and willful failure to perform his duties, or dishonest conduct which is intentional and materially injurious to Timberline.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the stock options granted to our named executive officers as of September 30, 2013. No stock appreciation rights were awarded.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date
Paul Dircksen	435,000 185,000 200,000 150,000 150,000	$0.33 $0.57 $0.82 $0.97 $0.49	12/19/2013 8/31/2014 7/22/2015 3/31/2016 4/11/2017
Randy Hardy	335,000 305,000 200,000 100,000 150,000	$0.33 $0.57 $0.82 $0.97 $0.49	12/19/2013 8/31/2014 7/22/2015 3/31/2016 4/11/2017
Craig Crowell	50,000 100,000 49,000 50,000 50,000 75,000	$2.05 $0.33 $0.57 $0.82 $1.05 $0.49	9/3/2013 12/19/2013 8/31/2014 7/22/2015 3/21/2016 4/11/2017
Steven Osterberg	100,000 100,000	$0.54 $0.49	2/1/2017 4/11/2017

Retirement, Resignation or Termination Plans

We sponsor no plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any plan that would provide payment for retirement, resignation, or termination as a result of a change in control of Timberline or as a result of a change in the responsibilities of an executive following a change in control of Timberline.  Specific executive employment agreements described above do, however, provide that in the event of a change of control, if the executive’s employment is terminated by Timberline without Manifest Cause or by the executive for Good Reason, as such terms are defined in their respective employment agreements, the executive will be entitled to receive a lump sum payment equaling three (3) times annual base salary and the continuation of medical and dental insurance benefits as Timberline is then obligated to pay.

Prior to September 30, 2012, we maintained a Supplemental Executive Retirement Plan (SERP), which is funded by insurance and covers Paul Dircksen.  We were party to a Supplemental Income Agreement (“Agreement” for purposes of this paragraph) with Paul Dircksen, which provided for the payment of deferred compensation to Mr.

Dircksen upon his death, Disability, Retirement or Early Retirement, or upon a Change in Control as defined in Regulations issued by the Internal Revenue Service under IRC Section 409A.  Under the terms of the Agreement, if Mr. Dircksen remained actively and continuously employed on a full time basis until his Retirement (defined as his voluntary termination of employment on or after attaining age 65) or his death, Mr. Dircksen would be paid $100,000 pursuant to the Agreement.   If Mr. Dircksen remained actively and continuously employed on a full time basis until his Early Retirement (defined as his voluntary termination of employment after attaining age 60 and before attaining age 65) or his Disability (as defined in the Agreement) he would be paid each year for ten years an amount equal to 5% of the cash surrender value of the life insurance policy funding the Agreement (the “Policy’).  Upon a Change in Control, the Policy would be distributed to Mr. Dircksen and the Agreement would be terminated, with no further obligations on the part of Timberline.

During the year ended September 30, 2012, we determined that we no longer wished to maintain SERPs for our management or employees.  The Policy was distributed to Mr. Dircksen and the Agreement was terminated, with no further obligation on the part of Timberline.  In addition, a SERP in a form substantially the same as that provided to Mr. Dircksen that was maintained for a former non-executive employee of Timberline was transferred to Randal Hardy during the year ended September 30, 2012.  Upon transfer, the Policy was distributed to Mr. Hardy and the Agreement was terminated, with no further obligation on the part of Timberline.

DIRECTOR COMPENSATION

The following table sets forth the compensation granted to our directors during the fiscal year ended September 30, 2013.  Compensation to directors that are also executive officers is detailed above and is not included on this table.

Name	Fees Earned or Paid in Cash(4) ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Vance Thornsberry	13,000	0	0	0	0	0	13,000
Leigh Freeman(1)	9,708	0	0	0	0	0	9,708
Robert Martinez	13,000	0	0	0	0	0	13,000
Troy Fierro	12,792	0	0	0	0	0	12,792
Ron Guill(2)	5,750	0	0	0	0	0	5,750
James Moore(3)	6,000	0	0	0	0	0	5,000
(1)   Appointed to the Board of Directors on January 15, 2013.
(2)   Did not stand for re-election to the Board of Directors at the 2013 Annual General Meeting.
(3)   Passed away on March 18, 2013.
(4)   See Compensation of Directors, below, for a description of cash compensation paid to Directors.

Compensation of Directors

Our Directors who are not also executive officers receive cash compensation of $7,500 per year, prorated if the individual did not serve as a Director for the entire fiscal year, along with $1,000 for each Board meeting attended.  Committee members receive $1,000 per fiscal year, with the chairperson of each committee receiving an additional $500 per fiscal year, prorated if the individual did not serve as a committee member or chairperson for the entire fiscal year.  Directors that are also executive officers receive no monetary compensation for serving as a Director.  Directors are also granted non-qualified stock options and stock awards as compensation, although no such compensation was received during the year ended September 30, 2013.

OTHER GOVERNANCE MATTERS

Code of Business and Ethical Conduct

We have adopted a corporate Code of Business and Ethical Conduct administered by our President and Chief Executive Officer, Paul Dircksen. We believe our Code of Business and Ethical Conduct is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our Code of Business and Ethical Conduct provides written standards that are reasonably designed to deter wrongdoing and to promote:

●	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
●	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
●	Compliance with applicable governmental laws, rules and regulations; and
●	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
●	Accountability for adherence to the code.

Our Code of Business and Ethical Conduct is available on our web site at www.timberline-resources.com.  A copy of the Code of Business and Ethical Conduct will be provided to any person without charge upon written request to us at our executive offices: Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814.  We intend to disclose any waiver from a provision of our code of ethics that applies to any of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our code of ethics on our website. No waivers were granted from the requirements of our Code of Business and Ethical Conduct during the year ended September 30, 2012, or during the subsequent period from October 1, 2012 through the date of this Proxy Statement.

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the U.S. Exchange Act, requires our officers, directors, and persons who beneficially own more than 10% of our common stock (“10% Stockholders”), to file reports of ownership and changes in ownership with the SEC. Such officers, directors and 10% Stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended September 30, 2013 all filing requirements applicable to our officers, directors and greater-than-10%-beneficial owners were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of July 8, 2014, regarding the ownership of our common stock by:

●	each named executive officer, each director and all of our directors and executive officers as a group; and
●	each person who is known by us to own more than 5% of our shares of common stock.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 74,868,938 shares of common stock outstanding as of July 8, 2014. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares subject to options that are exercisable within 60 days following July 8, 2014 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

DIRECTORS AND EXECUTIVE OFFICERS

Title of Class	Name of Beneficial Owner	Number of Shares of Common Stock/ Common Shares Underlying Derivative Securities Beneficially Owned	Percentage of Common Shares**
Common Stock	Paul Dircksen(b)(1) Executive Chairman; President & Chief Executive Officer	530,691 / 685,000	1.61%
Common Stock	Randal Hardy(b)(2) Chief Financial Officer; Director	75,000 / 755,000	1.10%
Common Stock	Steven Osterberg (3) Vice-President, Exploration	- / 200,000	*
Common Stock	Vance Thornsberry(a)(4) Director	25,000 / 275,000	*
Common Stock	Robert Martinez (a)(5) Director	- / 325,000	*
Common Stock	Leigh Freeman (a)(6) Director	- / 100,000	*
Common Stock	Total Directors and Executive Officers as a group (6 persons)	630,691 / 2,340,000	3.85%

5% STOCKHOLDERS –
Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock/ Common Shares Underlying Derivative Securities Beneficially Owned	Percentage of Common Shares**
Common Stock	Ron Guill 967 E. Parkcenter Blvd., #396 Boise, ID 83706	5,561,342 / -	7.43%

*	less than 1%.

**
The percentages listed for each stockholder are based on 74,868,938 shares outstanding as of July 8, 2014 and assume the exercise by that stockholder only of his entire option exercisable within 60 days of July 8, 2014.

(a)	Director only

(b)	Officer and Director

(1)
A vested option to purchase 185,000 shares was granted to this stockholder on August 31, 2009 with an exercise price of $0.57 per share and an expiration date of August 31, 2014. A vested option to purchase 200,000 shares was granted to this stockholder on July 22, 2010 with an exercise price of $0.82 per share and an expiration date of July 22, 2015. A vested option to purchase 150,000 shares at $.97 per share was granted to this stockholder on March 31, 2011 with an expiration date of March 31, 2016. A vested option to purchase 150,000 shares at $0.49 per share was granted to this stockholder on April 11, 2012 with an expiration date of April 11, 2017.

(2)
20,000 shares are held in an IRA account. A vested option to purchase 305,000 shares was granted to this stockholder on August 31, 2009 with an exercise price of $0.57 per share and an expiration date of August 31, 2014.  A vested option to purchase 200,000 shares was granted to this stockholder on July 22, 2010 with an exercise price of $0.82 per share and an expiration date of July 22, 2015.  A vested option to purchase 100,000 shares at $.97 per share was granted to this stockholder on March 31, 2011 with an expiration date of March 31, 2016. A vested option to purchase 150,000 shares at $0.49 per share was granted to this stockholder on April 11, 2012 with an expiration date of April 11, 2017.

(3)
A vested option to purchase 100,000 shares was granted to this stockholder on February 1, 2012 with an exercise price of $0.54 per share and an expiration date of February 1, 2017.  A vested option to purchase 100,000 shares was granted to this stockholder on April 11, 2012 with an exercise price of $0.49 per share and an expiration date of April 11, 2017.

(4)
A vested option to purchase 50,000 shares was granted to this stockholder on August 31, 2009 with an exercise price of $0.57 per share and an expiration date of August 31, 2014.  A vested option to purchase 75,000 shares was granted to this stockholder on July 22, 2010 with an exercise price of $0.82 per share and an expiration date of July 22, 2015.  A vested option to purchase 75,000 shares at $1.05 per share was granted to this stockholder on March 21, 2011 with an expiration date of March 21, 2016.  A vested option to purchase 75,000 shares was granted to this stockholder on April 11, 2012 with an exercise price of $0.49 per share and an expiration date of April 11, 2017.

(5)
A vested option to purchase 100,000 shares was granted to this stockholder on February 25, 2010 with an exercise price of $1.04 per share and an expiration date of February 25, 2015.  A vested option to purchase 75,000 shares was granted to this stockholder on July 22, 2010 with an exercise price of $0.82 per share and an expiration date of July 22, 2015.  A vested option to purchase 75,000 shares at $1.05 per share was granted to this stockholder on March 21, 2011 with an expiration date of March 21, 2016.  A vested option to purchase 75,000 shares was granted to this stockholder on April 11, 2012 with an exercise price of $0.49 per share and an expiration date of April 11, 2017.

(6)	A vested option to purchase 100,000 shares was granted to this stockholder on January 18, 2013 with an exercise price of $0.22 per share and an expiration date of January 18, 2018.

It is believed by us that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table and the footnotes thereto. Under the rules of the SEC, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future. We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Reportable transactions with related parties, including named security holders, during the two fiscal years ended September 30, 2013 and 2012 are as follows.

Except as indicated herein, no officer, director, promoter, or affiliate of Timberline has or proposes to have any direct or indirect material interest in any asset acquired or proposed to be acquired by Timberline through security holdings, contracts, options, or otherwise. In cases where we have entered into such related party transactions, we believe that we have negotiated consideration or compensation that would have been reasonable if the party or parties were not affiliated or related.

Ron Guill and SMD Financing

In October 2008, we entered into a convertible note (as described below) with SMD, a company owned at that time by Mr. Guill.  The note was made for a principal amount of $5 million dollars and is convertible into our common stock, as described below.  We used the proceeds of the note to pay off, in part, the $8 million loan (plus any applicable interest) previously provided to Timberline by Auramet Trading, LLC (“Auramet”) and described in our Current Report on Form 8-K filed on July 3, 2008 (such loan is hereafter referred to as the “Auramet Loan”) and for general working capital purposes.

The Convertible Term Note

In October 2008, we entered into a series of agreements with SMD in connection with a $5 million loan from SMD. The loan documents included: a convertible note (the “Convertible Term Note”), a credit agreement (the “Credit Agreement”), a collateral assignment and pledge of stock and security agreement (the “Pledge Agreement”), a security agreement (the “Security Agreement”) and a right of first refusal over our Butte Highlands property (the “Right of First Refusal”).

The Convertible Term Note had a principal amount of $5 million and is secured pursuant to the Security Agreement by a pledge of all of the stock of Timberline Drilling, Inc. (“TDI”), a wholly-owned Company subsidiary incorporated in Idaho, pursuant to the Pledge Agreement.

Pursuant to the terms of the Credit Agreement, the Convertible Term Note bears interest at 10% annually, compounded monthly, with interest payments due at maturity. The Convertible Term Note is convertible by SMD at any time prior to payment of the note in full, at a conversion price of $1.50 per share. SMD may also convert all or any portion of the outstanding amount under the Convertible Term Note into any equity security other than our common stock issued by Timberline at the issuance price. The Convertible Term Note must be repaid on or before October 31, 2010, and may be prepaid in whole or in part at any time without premium or penalty. If we default on the Convertible Term Note or any of the related agreements, SMD may declare the Convertible Term Note immediately due and payable, and we must pay SMD an origination fee in the amount of $50,000.

In June 2010, SMD agreed to extend the Maturity Date of the Convertible Term Note to on or before April 30, 2012.  All interest accrued through June 30, 2010 was paid by us to SMD at that time.  We also paid a $50,000 extension fee to SMD in consideration for the extension of the Convertible Term Note.  The Convertible Term Note was also amended to require interest accrued subsequent to June 30, 2010 to be paid by us to SMD monthly, rather than accruing interest to maturity.  All other terms of the loan were unchanged.

Under the Right of First Refusal, we granted SMD a right of first refusal to purchase the Butte Highlands Property on the same terms as those of any bona fide offer from a third-party upon 60 days’ notice from us of any such offer. In addition, we granted SMD a right to develop the Butte Highlands Property on the same terms as those of any bona fide offer to develop the property from a third-party upon 60 days’ notice from us of any such offer.

Effective December 31, 2010 SMD assigned the Convertible Term Note and all related agreements and rights to Juniper Resources, LLC (“Juniper”), an entity also controlled by Ron Guill.

In November 2011, we repaid the Convertible Term Note and all related agreements were cancelled.

Butte Highlands Joint Venture

In October 2008 we announced that we had entered into discussions with Mr. Guill to form a 50/50 joint venture with SMD at Timberline’s 100-percent owned Butte Highlands Gold Project.

In July 2009, we entered into an Operating Agreement with Highland Mining, LLC (“Highland”), an affiliate of SMD, to form a 50/50 joint venture for development and mining of our Butte Highlands Gold Project (“BHJV”).  Under the terms of the operating agreement, we will contribute its Butte Highlands property to BHJV for a deemed value of $2 million, and Highland will contribute property and fund all future mine development costs.  Both Timberline’s and Highland’s share of costs will be paid out of proceeds from future mine production.

Mr. Guill, a former director of Timberline and an owner of Highland, was to be the manager of BHJV until such time as all mine development costs less $2 million are distributed to Highland. At that time, a management committee would be formed with equal representation from Highland and Timberline. Under the terms of the Operating Agreement, Highland will have preferential rights with respect to distributions until the investment by Timberline is deemed equal to the investment by Highland.

In September 2012, Mr. Guill sold his interest in Highland to Montana State Gold Corporation, a private Corporation not related to Mr. Guill or Timberline.  As a result, Mr. Guill is no longer the manager of BHJV.

Timberline Drilling, Inc.

In September 2011, we announced that we had entered into a non-binding letter of intent to sell our wholly owned subsidiary, Timberline Drilling, Inc., to a private company formed by a group of investors, including the senior management team of Timberline Drilling, Inc.  No management or directors of Timberline weare affiliated with the buyer.  On November 9, 2011, the sale of Timberline Drilling, Inc. was completed.

In conjunction with the sale of Timberline Drilling, we repaid our $5,000,000 Convertible Term Note, described above, and all accrued interest outstanding to Juniper Resources, LLC, a company controlled by Ron Guill, a named security holder of Timberline.

Policy for Review of Related Party Transactions

We have a policy for the review of transactions with related persons as set forth in our Audit Committee Charter and internal practices. The policy requires review, approval or ratification of all transactions in which we are a participant and in which any of our directors, executive officers, significant stockholders or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy - including employment of executive officers, director compensation (in general, where such transactions are required to be reported in our proxy statement pursuant to SEC compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds.  All related party transactions must be reported for review by the Audit Committee of the Board of Directors pursuant to the Audit Committee’s charter and the rules of the NYSE MKT.

Following its review, the Audit Committee determines whether these transactions are in, or not inconsistent with, the best interests of Timberline and its stockholders, taking into consideration whether they are on terms no less favorable to Timberline than those available with other parties and the related person's interest in the transaction. If a related party transaction is to be ongoing, the Audit Committee may establish guidelines for Timberline's management to follow in its ongoing dealings with the related person.

Our policy for review of transactions with related persons was followed in all of the transactions set forth above and all such transactions were reviewed and approved in accordance with our policy for review of transactions with related persons.
EQUITY COMPENSATION PLANS

The following summary information is presented as of September 30, 2013.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	5,271,500(1)	$0.63	1,958,865
Equity compensation plans not approved by security holders	Not applicable	Not applicable	Not applicable
TOTAL	5,271,500(1)	$0.63	1,958,865

(1)  In February 2005, our Board adopted the 2005 Equity Incentive Plan which was approved by stockholders on September 23, 2005.  This plan authorizes the granting of up to 750,000 non-qualified 10 year stock options to Officers, Directors and consultants. In August 2006, the Board adopted the Amended 2005 Equity Incentive Plan which was approved by stockholders on September 22, 2006. This amended plan increases the number of non-qualified 10 year stock options that are authorized to be issued to Officers, Directors and consultants to 2,750,000. On August 22, 2008, our stockholders approved a proposal for the increase in the total number of shares of common stock that may be issued pursuant to awards granted under the original 2005 Plan as previously amended.  Following the increase, the plan provides for 7,000,000 shares of common stock for awards under the plan.  On May 28, 2010, our stockholders approved a proposal for the increase in the total number of shares of common stock that may be issued pursuant to awards granted under the original 2005 Plan as previously amended.  Following the increase, the plan provides for 10,000,000 shares of common stock for awards under the plan.

As to the options granted to date, there were no options exercised during the year ended September 30, 2013.  For the year ended September 30, 2012, 398,333 options were exercised.

PROPOSAL 5 — RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected DeCoria, Maichel & Teague P.S. to be our Independent Registered Public Accounting Firm for the current fiscal year ending September 30, 2014.

This proposal seeks stockholder ratification of the appointment of DeCoria, Maichel & Teague P.S.

Will a representative of DeCoria, Maichel & Teague P.S. be present at the Meeting?

We do not expect that a representative of DeCoria, Maichel & Teague P.S. will be present at the Meeting.

Information of Independent Registered Public Accounting Firm

DeCoria, Maichel & Teague P.S. was the Independent Registered Public Accounting Firm for Timberline in the fiscal year ended September 30, 2013.

Our financial statements have been audited by DeCoria, Maichel & Teague P.S., independent registered public accounting firm, for the years ended September 30, 2013 through September 30, 2006.

The following table sets forth information regarding the amount billed to us by our independent auditor, DeCoria, Maichel & Teague P.S. for our two fiscal years ended September 30, 2013 and 2013, respectively:

	Years Ended September 30,
	2013	2012
Audit Fees	$62,265	$82,758
Audit Related Fees	$15,283	$27,321
Tax Fees	$16,300	$16,829
All Other Fees	$0	$0
Total	$93,848	$126,908

Audit Fees

Consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees

Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees

Consist of fees for product and services other than the services reported above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance, all particular engagements for services provided by Timberline’s independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for 2013 were pre-approved by the Audit Committee. The Audit Committee reviews with DeCoria, Maichel & Teague P.S. whether the non-audit services to be provided are compatible with maintaining the auditor's independence.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 6 — ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), requires that Timberline provide its stockholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of Timberline’s named executive officers as disclosed in this Proxy Statement in accordance with applicable SEC rules.

As described in greater detail under the heading “Executive Compensation - Compensation Discussion and Analysis,” Timberline’s goal for its executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for its success, and thereby increase shareholder value. Timberline believes that its executive compensation program satisfies this goal and is strongly aligned with the long-term interests of its shareholders. Please see the section “Executive Compensation” and the related compensation tables for additional details about Timberline’s executive compensation programs, including information about the fiscal 2013 compensation of Timberline’s named executive officers.

Timberline is asking its stockholders to indicate their support for its named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on Timberline’s named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of Timberline’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, Timberline is asking shareholders to vote “FOR” the following resolution at the Meeting:

“BE IT RESOLVED, that the stockholders of Timberline Resources Corporation approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement for the 2014 annual general meeting of stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

This “say-on-pay” vote is advisory, and therefore, is not binding on Timberline, the Compensation Committee or the Board. The Board and Timberline’s Compensation Committee value the opinions of Timberline’s shareholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, Timberline, the Board and the Compensation Committee will consider the results of the vote in future compensation deliberations. Pursuant to the advisory vote of our stockholders at our annual meeting of shareholders held on March 21, 2011, voting in favor of a frequency of advisory votes on executive compensation of every three (3) years, as disclosed in our Current Report on Form 8-K on August 18, 2011, our Board adopted a frequency of advisory votes on executive compensation of every three (3) years.

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the resolution approving the compensation of our named executive officers as disclosed in this Proxy Statement. Under the rules of the NYSE MKT exchange, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this proposal if you want your broker to vote your shares on the matter.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

APPENDICES

APPENDIX A	Form of Proxy Card
APPENDIX B	Plan of Arrangement
APPENDIX C	Fairness Opinion
APPENDIX D	Information regarding Wolfpack US
APPENDIX E	Historical Financial Statements of Wolfpack US
APPENDIX F	Pro forma Financial Statements of Timberline
APPENDIX G	Certificate of Amendment to Certificate of Incorporation regarding Reverse Stock Split
APPENDIX H	Certificate of Amendment to Certificate of Incorporation regarding Authorized Share Increase

By Order of the Board of Directors,

Randal Hardy
Chief Financial Officer

Timberline Resources Corporation
101 East Lakeside Avenue
Coeur d’Alene, Idaho 83814

July 8, 2014

Please sign and return the enclosed form of proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A
ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF
TIMBERLINE RESOURCES CORPORATION

The undersigned appoints Paul Dircksen, Chief Executive Officer, and Randal Hardy, Chief Financial Officer, of Timberline Resources Corporation with full power of substitution, the attorney and proxy of the undersigned, to attend the annual and special meeting of shareholders of Timberline Resources Corporation, to be held June 26, 2014 beginning at 10:00AM, Pacific Standard Time, at 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to stockholders, a copy of which has been received by the undersigned, as follows:

PROXY SOLICITED BY THE BOARD OF DIRECTORS

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible	COMPANY NUMBER
INTERNET – Cast your vote at www.proxyvote.com	ACCOUNT NUMBER	887133106
	CUSIP NUMBER

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors Recommends a Vote “FOR ALL NOMINEES” in Item 4.		The Board of Directors Recommends a Vote “FOR” Items 1-3, 5 and 6.
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES*	NOMINEES ™ Paul Dircksen ™ Randal Hardy ™ Vance Thornsberry ™ James Moore ™ Robert Martinez ™ Leigh Freeman

Item 1. To Approve the Arrangement and the issuance of the Timberline Arrangement Shares.

Item 2. To Approve the Amendment to the Certificate of Incorporation to effect the Reverse Stock Split.

Item 3. To Approve the Amendment to the Certificate of Incorporation to increase to number of authorized shares of Common Stock to 200,000,000, par value $0.001.

Item 5.  To ratify the appointment of the Company’s Independent Registered Public Accounting Firm

Item 6. To approve on an advisory, non-binding basis the resolution of the stockholders approving of the compensation of the Company’s named executive officers

FOR AGAINST ABSTAIN ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐
Vote FOR an individual nominee by filling in the appropriate circle above

INSTRUCTION: By marking “Withhold Authority for All Nominees” your shares will not be voted FOR or AGAINST any Nominee. However, your shares will still be counted for the purposes of establishing quorum at the annual meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike through the name of the individual nominee(s).

If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.

A vote to ABSTAIN will be voted AGAINST Items 1-3, 5 and 6, but your shares will still be counted for the purposes of establishing a quorum at the annual meeting.

If votes are not specified on a returned proxy, a vote FOR ALL NOMINEES in Item 4, FOR Items 1-3, 5 and 6 will be voted at the annual meeting.

Cumulative voting rights are not authorized for the election of directors.

MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING: ☐

A-1

To change the address on your account, please check this box ☐ and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.
______________________________________________
______________________________________________

OUR RECORDS STATE THAT YOUR NAME AND SHAREHOLDINGS ARE AS FOLLOWS:

[PASTE LABEL HERE]

PLEASE SIGN YOUR PROXY BELOW (JOINT HOLDERS MUST BOTH SIGN):

Signature of Stockholder: _____________________________________________________________________ Date: ________

Print Name: ________________________________________________________________________________

Title: _____________________________________________________________________________________

Signature of Stockholder: _____________________________________________________________________ Date: ________

Print Name: ________________________________________________________________________________

Title: _____________________________________________________________________________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

A-2

APPENDIX B

PLAN OF ARRANGEMENT

ARTICLE 1
INTERPRETATION

Definitions

1.01           In this Plan of Arrangement, unless something in the subject matter or context is inconsistent therewith:

(a)	“0899267 BC” means 0899267 B.C. Ltd., a company incorporated under the BCBCA;

(b)	“0960926 BC” means 0960926 B.C. Ltd, a company incorporated under the BCBCA;

(c)
“Agreement” means the Arrangement Agreement dated for reference May 6, 2014, made between Timberline and Wolfpack including the schedules thereto as the same may be supplemented or amended from time to time;

(d)
“Aggregate Timberline Share Issuance Amount” means the 42,932,063 Timberline Shares to be issued in exchange for the Wolfpack US Shares and in full satisfaction of the principal amount of the Pre-Arrangement Financing Loan and accrued interest thereon;

(e)	“Arrangement” means the arrangement under the provisions of Section 288 of the BCBCA, on the terms and conditions set forth in this Plan of Arrangement as supplemented, modified or amended;

(f)	“BCBCA” means the Business Corporations Act, S.B.C. 2002, c. 57, including all regulations made thereunder, as amended;

(g)
“Business Day” means any day on which commercial banks are generally open for business in Vancouver, British Columbia other than a Saturday, a Sunday or a day observed as a holiday in Vancouver, British Columbia under the Laws of the Province of British Columbia or the federal Laws of Canada;

(h)	“Court” means the Supreme Court of British Columbia;

(i)	“Depository” means Olympia Trust Company;

(j)	“Dissent Rights” has the meaning set out in Article 4.01;

(k)	“Dissenting Shares” means the Wolfpack Shares held by a Dissenting Shareholder and in respect of which the Dissenting Shareholder has validly exercised Dissent Rights;

(l)	“Dissenting Shareholders” means Holders of Wolfpack Shares who have duly and validly exercised their Dissent Rights pursuant to Article 4 and the Interim Order;

(m)
“Effective Date” means such date, as Timberline and Wolfpack may agree upon to complete the Arrangement, following the satisfaction or waiver of all of the conditions to the completion of the Arrangement as set out in Sections 5.1, 5.2 and 5.3 of the Agreement, or, in the absence of agreement, one Business Day following the satisfaction or waiver of such conditions, provided however the Effective Date shall be no later than August 31, 2014;

(n)	“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date or such other time as agreed to between the Parties;

(o)	“Fair Market Value” means, in respect of a Timberline Share, the closing price of a Timberline Share on the NYSE MKT on the Business Day immediately preceding the Effective Date;

(p)
“Final Order” means the final order of the Court approving the Arrangement as such order may be amended or varied at any time prior to the Effective Time or, if appealed then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal;

(q)
“Holder” means a registered holder of Wolfpack Shares or any person who surrenders to the Depositary certificates representing such Wolfpack Shares duly endorsed for transfer to such person in accordance with the Letter of Transmittal;

(r)
“Interim Order” means the order of the Court concerning the Arrangement providing for, among other things, the calling and the holding of the Wolfpack Meeting, as such order may be amended, varied or supplemented by the Court;

(s)
“Law” means all statutes, regulations, statutory rules, policies, orders, and terms and conditions of any grant of approval, permission, authority or license of any court, Governmental Entity, statutory body or regulatory authority (including the SEC, NYSE MKT and TSXV), and the term “applicable” with respect to such Law and in the context that refers to one or more Persons, means that such Law applies to such Person or Persons or its or their business, undertaking, property or securities and emanates from a Governmental Entity, statutory body or regulatory authority having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities;

(t)
“Letter of Transmittal” means the letter of transmittal providing for the delivery to the Depository of all documents, certificates and instruments as the Depository, Timberline or Wolfpack may reasonably require;

(u)	“Liens” means any hypothecs, liens, claims, encumbrances, charges, adverse interests or security interests;

(v)	“New Wolfpack Shares” has the meaning ascribed thereto in paragraph 3.02(j);

(w)	“Notice of Dissent” means a notice of dissent duly and validly given by a Holder exercising Dissent Rights as contemplated in the Interim Order and as described in Article 4;

(x)
“Person” shall be broadly interpreted and includes any natural person, partnership, limited partnership, joint venture, syndicate, sole proprietorship, body corporate with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative;

(y)	“Plan of Arrangement” means this plan of arrangement and every amendment or variation thereto made in accordance with Article 6 hereof;

(z)	“Pre-Arrangement Financing Loan” has the meaning ascribed thereto in subparagraph 4.3(w)(i) of the Agreement;

(aa)	“Promissory Note” means that certain promissory note between Timberline and Wolfpack dated March 14, 2014;

(bb)
“Pro Rata Share” in respect of a Holder at any time means the proportion that the number of Wolfpack Shares held by such Holder at the time is of the total number of issued and outstanding Wolfpack Shares at that time;

(cc)	“shareholder” or “holder of shares” means “shareholder” as defined in the BCBCA;

(dd)	“Wolfpack” means Wolfpack Gold Corp., a company incorporated under the BCBCA;

(ee)	“Wolfpack Circular” means the management information circular of Wolfpack to be sent to the Wolfpack Shareholders in connection with the Wolfpack Meeting;

(ff)	“Wolfpack Gold Properties” means those mineral properties listed in Exhibit I to this Plan of Arrangement;

(gg)	“Wolfpack Meeting” means the special meeting of Wolfpack Shareholders to be held to consider and, if thought fit, to approve the Arrangement, among other things;

(hh)	“Wolfpack Shareholders” means the holders of outstanding Wolfpack Shares;

(ii)	“Wolfpack Shares” means the common shares without par value in the capital of Wolfpack;

(jj)	“Wolfpack US” means Wolfpack Gold (Nevada) Corp.;

(kk)	“Wolfpack US Shares” means the issued and outstanding shares of common stock of Wolfpack US;

(ll)
“Tax Act” means the Income Tax Act R.S.C. 1985, c. 1 (5th Supplement), and the regulations promulgated thereunder, as now in effect and as it may be amended from time to time prior to the Effective Date;

(mm)
“Taxes” includes all taxes, duties, fees, premiums, assessments, imposts, levies and other charges of any kind whatsoever imposed, assessed, reassessed or collected by any Governmental Entity, including all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity in respect thereof, and including those levied on, or measured by, or referred to as, income, gross receipts, profits, capital, transfer, land transfer, sales, goods and services, harmonized sales, use, value-added, excise, stamp, withholding, business, franchising, property, development, occupancy, employer health, payroll, employment, health, social services, education and social security taxes, all surtaxes, all customs duties and import and export taxes, countervail and anti-dumping duties, all license, franchise and registration fees and all employment insurance, health insurance and Canada and other government pension plan premiums or contributions and all withholdings on amounts paid to or by the relevant Person, and any liability for any of the foregoing as a transferee, successor, guarantor or by contract or by operation of applicable Laws;

(nn)	“Timberline” means Timberline Resources Corporation, a company existing under the Laws of Delaware; and

(oo)
“Timberline Debt Cancellation Shares” means such number of Timberline Shares having a Fair Market Value equal to the outstanding principal amount of the Pre-Arrangement Financing Loan and accrued interest thereon immediately preceding the Effective Time; and

(pp)	“Timberline Shares” means the shares of common stock with par value of US$0.001 in the share structure of Timberline.

Headings

1.02           The division of this Plan of Arrangement into Articles, Sections and Subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement. The terms “this Plan of Arrangement”, “hereof” and “hereunder” and similar expressions refer to this Plan of Arrangement and not to any particular Article, Section or Subsection hereof and include any agreement or instrument supplemental therewith, and, unless reference is specifically made to some other document or instrument, references herein to Articles, Sections and Subsections are to Articles, Sections and Subsections of this Plan of Arrangement.

Number

1.03           In this Plan of Arrangement, unless something in the context is inconsistent therewith, words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and vice versa, words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations and vice versa and words importing shareholders shall include members.

ARTICLE 2
ARRANGEMENT AGREEMENT

Arrangement Agreement

2.01           This Plan of Arrangement is made pursuant and subject to the provisions of the Agreement.

ARTICLE 3
THE ARRANGEMENT

Plan of Arrangement

3.01           This Arrangement will become effective at, and be binding at and after, the Effective Time on (i) Wolfpack, (ii) Timberline, and (iii) all registered and beneficial holders of Wolfpack Shares.

3.02           On the Effective Date, commencing at the Effective Time, the following events or transactions shall occur and be deemed to occur in the following sequence without any further act or formality required on the part of any Person, except as expressly provided herein:

(a)	the aggregate capital of all issued and outstanding shares in the authorized share structure of 0899267 BC shall be reduced to $1.00 without any repayment of capital;

(b)
0899267 BC shall transfer, assign and convey to 0960926 BC, as a distribution made in the course of the liquidation of 0899267 BC, all of its assets and undertakings of every kind and description whatsoever, including without restriction all of its rights and properties to explore for and develop gold located in the United States of America, including without limitation the Wolfpack Gold Properties, and in consideration therefor 0960926 BC shall assume all of the liabilities of 0899267 BC, and for greater certainty 0899267 BC shall not be dissolved as a result of the foregoing;

(c)
0960926 BC shall transfer, assign and convey to Wolfpack US all of the rights to explore for and develop gold located in the United States of America that it acquired from 0899267 BC under the step described in Paragraph 3.02(b) above, including without limitation the Wolfpack Gold Properties, as a contribution of capital in respect of the Wolfpack US Shares, and Wolfpack US shall issue one Wolfpack US Share to 0960926 BC in respect of such contribution and Wolfpack US shall add the amount of such contribution to its capital;

(d)	the aggregate capital of all issued and outstanding shares in the authorized share structure of 0960926 BC shall be reduced to $1.00 without any repayment of capital;

(e)
0960926 BC shall transfer, assign and convey to Wolfpack, as a distribution made in the course of the liquidation of 0960926 BC, all of its assets and undertakings of every kind and description whatsoever, including without restriction all of its Wolfpack US Shares, and in consideration therefor Wolfpack shall assume all of the liabilities of 0960926 BC, and for greater certainty 0960926 BC shall not be dissolved as a result of the foregoing;

(f)	Wolfpack shall contribute C$4,222,500 in cash to Wolfpack US as a contribution of capital in respect of the Wolfpack US Shares and, for greater certainty, Wolfpack US shall not issue any

Wolfpack US Shares in respect of such contribution and Wolfpack US shall add the amount of such contribution to its capital;

(g)
Wolfpack shall transfer all of its Wolfpack US Shares to Timberline in exchange for such number of Timberline Shares equal to the Aggregate Timberline Share Issuance Amount minus the Timberline Debt Cancellation Shares;

(h)
Timberline shall issue the Timberline Debt Cancellation Shares to Wolfpack in full satisfaction of the principal amount plus accrued interest of the Pre-Arrangement Financing Loan outstanding immediately before the Effective Time and the Promissory Note issued by Timberline to Wolfpack on March 14, 2014 shall be cancelled;

(i)
each Wolfpack Share held by a Dissenting Shareholder shall be deemed to be transferred by the holder thereof, free and clear of all liens, claims and encumbrances, to Wolfpack and Wolfpack shall thereupon be obligated to pay the amount therefor determined and payable in accordance with Article 4 hereof, and the name of each such holder shall be removed from the securities register as a holder of Wolfpack Shares;

(j)
the authorized share structure of Wolfpack shall be changed and its articles altered by creating an unlimited number of new common shares without par value, which shall have attached thereto the right to two votes at all meetings of Wolfpack shareholders, the right to dividends as and when declared by the directors of Wolfpack, and the right to participate in the remaining assets of Wolfpack on a winding-up of Wolfpack (the “New Wolfpack Shares”);

(k)	Wolfpack shall reorganize its capital within the meaning of section 86 of the Tax Act as follows, and in the following sequence:

(i)	each Wolfpack Shareholder (other than a Dissenting Shareholder) shall exchange all of the Wolfpack Shareholder’s Wolfpack Shares held at the Effective Time for:

       (A) an equal number of New Wolfpack Shares, and

(B) that Wolfpack Shareholder’s Pro Rata Share, ignoring any fractions, of the Timberline Shares issued by Timberline to Wolfpack in paragraphs 3.02(g) and (h) above, and such Wolfpack Shareholders shall cease to be a holder of the Wolfpack Shares so exchanged;

(ii)	any Timberline Shares that will not be exchanged for Wolfpack Shares in accordance with subparagraph 3.02(k)(i) above and held by Wolfpack shall be cancelled by Timberline for no consideration;

(iii)	the authorized but unissued Wolfpack Shares shall be cancelled and the authorized share structure of Wolfpack shall be changed by deleting the Wolfpack Shares as a class of shares of Wolfpack;

(iv)	notwithstanding any other provision of the BCBCA, the aggregate amount added to the capital of the New Wolfpack Shares shall be equal to the amount if any, by which:

(A) the aggregate paid-up capital (as that term is defined for the purposes of the Tax Act) of Wolfpack Shares (other than Wolfpack Shares held by the Dissenting Shareholders) immediately prior to the Effective Time, exceeds

(B) the Fair Market Value of the Timberline Shares distributed to the Wolfpack Shareholders pursuant to subparagraph 3.02(k)(i); and

(v)	the articles of Wolfpack shall be altered by reducing the voting rights attached to the New Wolfpack Shares at all meetings of Wolfpack Shareholders from two votes per share to one vote per share.

The name of each Wolfpack Shareholder who is so deemed to exchange his, her or its Wolfpack  Shares shall be removed from Wolfpack’s central securities register with respect to the Wolfpack Shares and shall be added to Wolfpack’s central securities register of New Wolfpack Shares and Timberline’s central securities register in respect of the Timberline Shares as the holder of the number of New Wolfpack Shares and Timberline Shares deemed to have been received on the exchange.

3.03           Any transfer of any securities pursuant to the Arrangement shall be free and clear of any Liens.

ARTICLE 4
RIGHTS OF DISSENT

Rights of Dissent

4.01           Each Holder of Wolfpack Shares may exercise dissent rights (“Dissent Rights”) conferred by the Interim Order in connection with the Arrangement in the manner set out in Section 242 of the BCBCA, as modified by the Interim Order, provided that the Notice of Dissent is received by Wolfpack by no later than 4:30 p.m. (Vancouver time) on the date which is two Business Days prior to the date of the Wolfpack Meeting.  Without limiting the generality of the foregoing, each Holder who duly exercises such Dissent Rights and who is ultimately determined to be entitled to be paid fair value for the Holder’s  Wolfpack Shares shall be deemed to have transferred such Wolfpack Shares (free and clear of all Liens),  without any further act or formality, to Wolfpack in accordance with paragraph 3.02(i) in consideration of the right to be paid the fair value of the Holder’s Wolfpack Shares by Wolfpack under the Dissent Rights. In no case shall Wolfpack or Timberline be required to recognize such Holder as shareholder of Wolfpack at and after the Effective Time, and the name of such Holder shall be removed from Wolfpack’s central securities register as of the Effective Time.

4.02           If a Holder gives a Notice of Dissent but is not ultimately entitled, for any reason, to be paid the fair value of the Wolfpack Shares in respect of which the Notice of Dissent was given as contemplated in Section 242 of the BCBCA and the Interim Order, such Holder shall be deemed to have participated in the Arrangement on the same basis as non-dissenting shareholders of Wolfpack and shall be entitled to receive only the New Wolfpack Shares and Timberline Shares that such non-dissenting Shareholders are entitled to receive, on the basis set out in paragraph 3.02(k).
ARTICLE 5
CERTIFICATES AND DOCUMENTATION

Effect of Arrangement

5.01           After the Effective Time, certificates formally representing the Wolfpack Shares prior to the Effective Time shall cease to represent such shares and shall only represent the right to receive consideration therefor specified in Article 3 in accordance with the Plan of Arrangement, subject to Section 5.04 and to compliance with the requirements set forth in this Article 5; and for greater certainty, no former Holder will be entitled to receive any interest, dividends, premiums or other payments in connection therewith.

Letter of Transmittal

5.02           Wolfpack shall cause a Letter of Transmittal to be sent to each holder of Wolfpack Shares at the address of such holder as it appears in the register maintained by or on behalf of Wolfpack in respect of such holders, or if there is no such register, then as it appears in other records maintained by or on behalf of Wolfpack, with the Wolfpack Circular.

Right of Holder to Receive Timberline Shares

5.03	a)	At or prior to the Effective Time, Wolfpack and Timberline shall deposit with the Depositary, for the benefit of the Holders (including each Holder whose name is deemed to be entered on the central securities register of New Wolfpack Shares and Timberline Shares pursuant to paragraph 3.02(k), at the address on record at Wolfpack for such former Holders, certificates representing the number of New Wolfpack Shares and Timberline Shares, if any, issuable to such former Holder as determined in accordance with the provisions hereof, subject to any withholding obligation under any applicable Laws in respect of Taxes.

(c)
Subject to Article 5.03(b) and Article 5.04 and as soon as practicable following the later of the Effective Date and the date of deposit by the Holder with the Depositary of a duly completed Letter of Transmittal, documents, certificates and instruments contemplated by the Letter of Transmittal, the certificates representing Wolfpack Shares (if any) and such additional documents and instruments as the Depositary may reasonably require, Wolfpack and Timberline shall cause the Depositary to:

(i)	forward or cause to be forwarded by first class mail (postage prepaid) to the former Holder at the address specified in the Letter of Transmittal; or

(ii)	if requested by the former Holder in the Letter of Transmittal, make available at the Depositary for pick-up by the Holder; or

(iii)
if the Letter of Transmittal neither specifies an address nor contains a request as described in (ii), forward or cause to be forwarded by first class mail (postage prepaid) to the former Holder at the address of such former Holder as shown on the share register maintained by Wolfpack immediately prior to the Effective Time, certificates representing the number of New Wolfpack Shares and  Timberline Shares, if any, issuable to such former Holder of Wolfpack Shares as determined in accordance with the provisions hereof and a cheque payable to the order of such former Holder, subject to any withholding obligation under any applicable Laws in respect of Taxes.

Subject to Article 5.03(b), until such time as a former Holder of Wolfpack Shares deposits with the Depositary a duly completed Letter of Transmittal, the documents, certificates and instruments contemplated by the Letter of Transmittal, the certificates representing Wolfpack Shares (if any) and such additional documents and instruments as the Depositary may reasonably require, all certificates representing New Wolfpack Shares and Timberline Shares shall, subject to Article 5.04,  be held in trust for such former Holder for delivery to the former Holder, upon delivery of the Letter of Transmittal, the documents, certificates and instruments contemplated by the Letter of Transmittal,  the certificates representing the Wolfpack Shares (if any) and such additional documents and instruments as the Depositary may reasonably require.

Surrender of Rights

5.04           Notwithstanding any other provision hereof, any certificate which, immediately prior to the Effective Time, represented Wolfpack Shares that has not been surrendered with all other documents, certificates and instruments required by Article 5.03(c), on or before the sixth anniversary of the Effective Date shall cease to represent any right or claim of any kind or nature and the right of the former Holder to receive New Wolfpack Shares and Timberline Shares and the New Wolfpack Shares and Timberline Shares issued shall, on the sixth anniversary of the Effective

Date, be deemed to be surrendered to Wolfpack, together with all dividends or distributions thereon held for such Holder for no consideration.
Distribution

5.05           All dividends paid or distributions made in respect of the New Wolfpack Shares or Timberline Shares for which a certificate formerly representing Wolfpack Shares has not been deposited with all other documents, certificates and instruments as provided in Article 5.03 hereof, shall be paid and delivered to the Depositary to be held (subject to Article 5.06) in trust for the former Holder of such unsurrendered certificate, for delivery to such former Holder upon delivery of the certificate and other documents, certificates and instruments required by Article 5.03(c).

Withholding Rights

5.06           Notwithstanding any other provision of this Plan of Arrangement, Timberline, Wolfpack and the Depositary shall be entitled to deduct and withhold from the consideration otherwise payable to any  Holder (including, without restriction, any Dissenting Shareholder) under this Arrangement such Taxes or other amounts as Timberline, Wolfpack or the Depositary is required or entitled to deduct and withhold with respect to such payment under the Tax Act, the United States Internal Revenue Code of 1986 or any provision of any applicable federal, provincial, territorial, state, local or foreign tax Law, in each case, as amended.  To the extent that Taxes or other amounts are so withheld and deducted, such withheld and deducted Taxes or other amounts shall be treated for all purposes hereof as having been paid to the former Holder in respect of which such deduction and withholding was made, provided that such withheld and deducted Taxes and other amounts are actually remitted to the appropriate taxing authority.

Lost Certificates

5.07           In the event any certificate, which immediately prior to the Effective Date represented one or more outstanding Wolfpack Shares that were transferred pursuant to Article 3.02(k) has been lost, stolen, or destroyed, upon making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed and delivery of such other documents as may be required by the Depositary or Timberline, including a bond satisfactory to Timberline and Wolfpack and their respective transfer agents and the Depository in such sum as Timberline and Wolfpack may direct, or otherwise providing an indemnity in favour of Timberline, Wolfpack and the Depositary in a manner satisfactory to Timberline and Wolfpack against any claim that may be made against Timberline or Wolfpack or the Depositary with respect to the certificates alleged to have been lost, stolen or destroyed,  Wolfpack and Timberline  will issue (or will cause to be issued) in exchange for such lost, stolen or destroyed certificates, appropriate the consideration to which the holder is entitled pursuant to the Arrangement.

ARTICLE 6
AMENDMENT

Plan of Arrangement Amendment

6.01           Wolfpack and Timberline reserve the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time, provided that:

(a)
the Aggregate Timberline Share Issuance Amount may be amended by written agreement of the Parties in the event that there is a change to the number of Wolfpack Shares issued pursuant to the Pre-Arrangement Financing prior to the Effective Time;

(b)
other than an amendment to made pursuant to Article 6.01(a), any amendment, modification or supplement must be contained in a written document which is filed with the Court and, if made following the Wolfpack Meeting, approved by the Court and communicated to Wolfpack Shareholders in the manner required by the Court (if so required).

6.02   Any amendment, modification or supplement to this Plan of Arrangement may be proposed by Wolfpack and Timberline at any time prior to or at the Wolfpack Meeting with or without any other prior notice or communication and, if so proposed and accepted by the persons voting at the Wolfpack Meeting, shall become part of this Plan of Arrangement for all purposes.

6.03           Any amendment, modification or supplement to this Plan of Arrangement which is approved or directed by the Court following the Wolfpack Meeting shall be effective only if it is consented to by Wolfpack and Timberline (acting reasonably) and, if required by the Court, approved by Wolfpack Shareholders voting in the manner directed by the Court.

6.04           This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Agreement.

EXHIBIT I TO THE PLAN OF ARRANGEMENT

WOLFPACK GOLD PROPERTIES

Project Name	Optionor	State	County
Antelope Springs		Nevada	Pershing
Bellehellen West		Nevada	Nye
Castle Black Rock	Seabridge Gold Inc.	Nevada	Esmeralda
Clayton Ridge		Nevada	Esmeralda
Edna Mtns		Nevada	Humboldt
Fence Maker		Nevada	Pershing
Frost		Oregon	Malheur
Gabel		Nevada	Eureka
Gilbert South		Nevada	Esmeralda
Golden Ridge		California	Modoc
Golden Shears		Nevada	Humboldt
GQ		Nevada	Eureka
Humboldt Mill	Nevada Royalty Corp.	Nevada	Pershing
Kismet		Nevada	White Pine
Kobeh		Nevada	Eureka
Landmark		Nevada	Nye
Lantern		Nevada	Pershing
Maggie Creek		Nevada	Eureka
Mina		Nevada	Mineral
Mount Hamilton		Nevada	White Pine
Mount Tobin		Nevada	Pershing
Mount Wilson		Nevada	Elko
Muttlebury		Nevada	Pershing
North Monitor		Nevada	Nye
Sawtooth		Nevada	Pershing
Stallion		Nevada	Pershing
Teton		Nevada	Mineral
Trail		Nevada	Eureka
Troy		Nevada	Nye
UNR / Keystone		Nevada	Eureka
Westgate		Nevada	Churchill

APPENDIX C

FAIRNESS OPINION

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1

Bruce McKnight Minerals Advisor Services 503 - 2167 Bellevue Avenue, West Vancouver, BC, V7V 1C2 Tel: 604-926-5799 604-209-8131 Email: bmcknight@telus.net	Ross Glanville & Associates Ltd. P.O. Box #48296, Bentall Centre 595 Burrard Street, Vancouver, BC, V7X 1A1 Tel: 604-985-6731 604-617-1051 Email: glanville@telus.net

April 15th, 2014

Special Committee of the Board of Directors
Timberline Resources Corp.
101 E. Lakeside Avenue
Coeur d'Alene, Idaho, USA 83814

Attn: Leigh Freeman, Chairman, Independent Committee of the Board of Directors of Timberline Resources Corp.

Re: <u>Fairness Opinion Regarding the Proposed Takeover of Wolfpack Gold Corp. by Timberline Resources Corp.</u>

Dear Sirs:

Summary

Bruce McKnight Minerals Advisor Services ("McKnight") and Ross Glanville & Associates Ltd. ("Glanville") have been retained by the Independent Committee of the Board of Directors of Timberline Resources Corp. ("Timberline", or the "Company") to determine the fairness to the shareholders of Timberline (the "Fairness Opinion" or "Opinion") of the proposed business combination of Wolfpack Gold Corp. ("Wolfpack") and Timberline.

During March and April 2014, Timberline and Wolfpack jointly negotiated a letter of intent through which they agreed that Timberline would take over Wolfpack and form a Nevada-focused gold exploration company with a substantial portfolio of properties in Nevada. As part of this process, Wolfpack plans to spin-off its non-core assets (its New Mexico uranium properties) to its shareholders prior to the takeover.

The Transaction is expected to be structured such that Timberline will acquire all of the outstanding shares of Wolfpack (by issuance of shares in Timberline on the basis of 0.75 of a share of Timberline for each share of Wolfpack) such that on completion, former Wolfpack shareholders will hold, as a group, approximately 35% of the newly outstanding Timberline shares. At closing, Timberline will consolidate

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its shares on a ratio to be determined by the parties, and reconstitute its board of directors to be comprised of three directors from Timberline and two from Wolfpack, with William Sheriff, the current Chairman of Wolfpack, as Chairman. Under the terms of the letter of intent, Wolfpack has agreed to provide Timberline with a bridge loan of up to US$1,000,000 to fund the working capital needs of Timberline during the interim period prior to the completion of the proposed Transaction. The loan will mature on the earlier of completion of the business combination and one year from the initial draw down under the loan. In the event the proposed Transaction, for any reason, does not complete, Wolfpack will have the exclusive right, on the maturity date, to be paid the principal amount of the loan, plus interest, in cash or elect to receive all or a portion thereof in common shares of Timberline. Repayment will also be secured by Timberline's interest in the Seven Troughs property located in Pershing County, Nevada.

Timberline is a Delaware corporation, based in Coeur d'Alene, Idaho, and is listed on the NYSE MKT ('TLR') and TSX-V ('TBR') exchanges. It is a mineral exploration company focused on gold exploration in the Western USA. Timberline holds a portfolio of district-scale, favorably located, gold exploration land packages in Nevada, including South Eureka (which has had substantial past production, and has NI 43-101 resources), and some other properties with historic resources. The Company also has a 50% carried interest in the Butte Highlands, Montana, underground gold project, which is under development.

Timberline has approximately 74.9 million shares issued and outstanding, and has 4.0 million options at an average exercise price of $0.72 per share; in addition, it has 0.3 million warrants outstanding at an average exercise price of $0.25. Timberline's shares recently traded at Cdn$0.16 on the TSX-V, and had increased from Cdn$0.16 to briefly over Cdn$0.20 when the Transaction was announced. Over the past 12 months, share trading prices ranged from a high of Cdn$0.37 to a low of Cdn$0.12. Trading prices on the NYSE MKT were similar when adjusted for the exchange rate, but the NYSE trading volumes were between five and ten times the TSX-V volumes. The Company's market capitalization was roughly Cdn$12 million prior to the takeover announcement, but briefly increased to a market capitalization of about Cdn$15 million immediately after the announcement of the takeover. The Company's working capital was US$167,517 as of its December 31, 2013, financial statements.

Wolfpack is a TSX-V listed (WFP) , Nevada-based, gold exploration company which is focused on advancing western USA located, low-cost heap leach and high-grade underground gold projects into production. Its Adelaide and Castle Black Rock projects in Nevada have had past production as open pit heap leach operations before closing in the 1980's due to low gold prices. In addition, Wolfpack holds many other less advanced gold properties in Nevada. Wolfpack also holds approximately 46,000 hectares of private mineral rights in New Mexico, which include the Crownpoint and Hosta Butte uranium deposits (but these properties will be 'spun out' prior to the takeover). Wolfpack has approximately 49.9 million shares issued and outstanding, which have traded in the range of Cdn$0.6 to $0.22 over the last year. Their recent closing price has been Cdn$0.09 - so the market capitalization is approximately Cdn$4.5 million. The company currently has approximately Cdn$4.7 million in working capital, but has announced plans to raise at least Cdn$500,000, and possibly up to Cdn$1.0 million, through a share offering.

Fairness Opinion on Timberline Proposed Takeover of Wolfpack
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McKnight and Glanville considered the following, among other items, in order to provide the fairness opinion on the proposed Transaction:

Based upon and subject to the limitations in this Fairness Opinion, and such other matters as McKnight and Glanville have considered relevant, it is their opinion that, as of the date hereof, the terms of the proposed Transaction (pursuant to which shareholders of Timberline will acquire all of the shares of Wolfpack by Timberline issuing 0.75 of a share for each Wolfpack share, such that, upon completion, former shareholders of Timberline and Wolfpack, as groups, will hold respectively about 65% and 35% of the shares of the new Timberline) are fair from a financial point of view to the existing Timberline shareholders. However, McKnight and Glanville express no opinion as to the expected trading price of the shares of the new Timberline if the proposed acquisition is completed, or of Timberline or Wolfpack if it is terminated

Engagement of McKnight and Glanville

Pursuant to an engagement letter dated March 20th, 2014 (the "Engagement Letter"), the Independent Committee of the Board of Directors of Timberline retained the services of Bruce McKnight Minerals Advisor Services ("McKnight") and Ross Glanville & Associates Ltd. ("Glanville") in connection with the Fairness Opinion. McKnight and Glanville's services included providing advice and assistance to the

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Directors of Timberline in connection with the proposed Transaction, and the preparation and delivery to the Board of Timberline an opinion (the "Fairness Opinion") as to the fairness of the proposed Transaction. McKnight and Glanville will be paid a fee for their services as financial advisors to Timberline, but the fee is not contingent on completion of the Transaction. In addition, McKnight and Glanville are to be indemnified in respect of certain liabilities that might arise out of the preparation of the Fairness Opinion. McKnight and Glanville express no opinion, nor have they been requested to do so, as to the expected trading price of the shares of Mergeco if the proposed Transaction is completed, or of Timberline or Wolfpack if it is terminated.

Use of Fairness Opinion

This Fairness Opinion is addressed to and is for the sole use and benefit of the Timberline Board of Directors and shareholders, and may not be referred to, summarized, circulated, publicized or reproduced by Timberline, other than in the Information Circular filed with securities exchanges, or disclosed to, used or relied upon by any other party without the express written consent of McKnight and Glanville. However, McKnight and Glanville specifically agree that this Opinion may be filed with the TSX-V, the NYSE MKT, and applicable securities commissions or other regulators, and provided to the shareholders of Timberline if required by regulatory authorities.

Relationship with Interested Parties

McKnight and Glanville are independent arm's-length consultants who have no financial interest (nor do they expect to have any future interest), directly or indirectly, in Timberline or Wolfpack (or their subsidiary or associated companies). They do not expect any consideration other than the fee and expenses from Timberline for the preparation of this Fairness Opinion, nor is their fee contingent upon the completion of the proposed Transaction.

Credentials of McKnight and Glanville

Ross Glanville, P.Eng., MBA, CGA, B.A.Sc., and Bruce McKnight, P.Eng., B.A.Sc., M.Sc., MBA, FCIM, have prepared this Fairness Opinion. Glanville and McKnight have the required expertise and recognition within the industry to prepare the Opinion, and together have prepared over 250 fairness opinions.

Glanville is a company specializing in valuations of public and private mining companies and mineral exploration and development properties, as well as providing fairness opinions and litigation support (such as being an expert witness in court cases involving valuation disputes) related to financial and technical issues. The president, Ross Glanville, graduated from the University of British Columbia in 1970 with a Bachelor of Applied Science Degree (Mining Engineering) and became a member of the Association of Professional Engineers of British Columbia in 1972 (P.Eng.). In 1974, Glanville obtained a Master of Business Administration Degree (MBA), specializing in finance and securities analysis. In 1980, Glanville became a member of the Certified General Accountants of B.C. (CGA). He was also a member of the former Canadian Association of Mineral Valuators. Glanville has provided a large number of fairness opinions (more than 200) for mergers, amalgamations, and acquisitions of public and private companies. These assignments were undertaken for investment dealers, regulatory bodies (including stock exchanges), banks, various government agencies, venture capital firms, forestry

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companies, mining and exploration companies, oil and gas companies, coal companies, and others. Glanville has valued more than five hundred mining and exploration companies in Canada, the U.S.A., Australia, and Mexico, as well as over one hundred and fifty in many other areas of the world, including Africa, South America, Europe, and Asia. He has formed public companies (listed on the Toronto Stock Exchange, the Australian Stock Exchange, NASDAQ, and the TSX Venture Exchange) and has served on the Boards of Directors of four companies with producing mines. Glanville has also acted in more than 50 court cases and assessment appeal board hearings in Canada, the U.S.A., Australia, and the U.K. He has written several articles, and given many presentations, related to valuations of exploration and mining companies. Some of these articles were published by the United Nations, the Society of Mining Engineers, and by various Canadian magazines and newspapers.

Bruce McKnight has a B.A.Sc. in Geological Engineering from the University of B.C., an M.Sc. in Engineering Geoscience from the University of California, Berkeley, a Mineral Economics Diploma from McGill University, and an MBA from Simon Fraser University. He is a Member of the Association of Professional Engineers and Geoscientists of British Columbia (P.Eng.) and a Fellow of the Canadian Institute of Mining and Metallurgy (FCIM). McKnight is a former Executive Director of the B.C. and Yukon Chamber of Mines (now renamed Association for Mineral Exploration B.C. or AME BC) and a former Corporate Vice-President of Westmin Resources Limited. He has over 40 years of senior-level, international and domestic, mining industry experience and has been an active participant in the exploration, valuation, financing and development of several mines in British Columbia and elsewhere. In addition, he has acted as a consultant to mining and brokerage firms, as well as to mining associations and First Nations and as an "expert witness" to law firms.

Scope of Review

McKnight and Glanville did not visit Timberline's or Wolfpack's mineral properties in connection with this assignment, nor did they perform independent geological or mining investigations. Formal valuations of Timberline and Wolfpack or their mineral properties, within the meaning of Multilateral Instrument 61-101 of the Canadian Securities Administrators, were not undertaken; however, less formal valuations, adequate for the purpose intended, were prepared as part of the Fairness Opinion. These less formal valuations considered acquisition terms, prior expenditures, exploration results, and comparisons with values of similar projects. In addition to the foregoing, McKnight and Glanville reviewed trading prices of Timberline and Wolfpack over the past year (up to the time of the announcement of the proposed takeover).

Specifically, McKnight and Glanville reviewed and relied upon, or carried out (as the case may be) the following, among other things:

- the available and company-supplied internal technical and geological reports on the mineral properties of Timberline and Wolfpack
- independent Technical Reports on the Butte Highlands and Lookout Mountain projects of Timberline, and the Adelaide and Castle Black Rock projects of Wolfpack
- certain publicly available financial and other information concerning Timberline and Wolfpack
- correspondence and discussions with directors/officers/management of Timberline
- news releases of Timberline and Wolfpack over the past few years

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- estimated prior expenditures on the exploration properties of Timberline and Wolfpack
- information on the websites of Timberline and Wolfpack
- share trading histories of Timberline and Wolfpack over the past year
- SEDAR filings of Timberline and Wolfpack, including MD&As and Financials
- investor presentations by Timberline and Wolfpack
- estimated current working capital positions of Timberline and Wolfpack
- joint venture and acquisition terms on similar or comparable mineral projects
- relevant information relating to other companies whose activities are similar to those of Timberline and Wolfpack
- market capitalizations of listed companies with similar or comparable portfolios of mineral exploration properties
- preliminary exploration and development plans for the properties
- prior fairness opinions and valuations completed by McKnight and Glanville
- information regarding the proposed share structure resulting from the business combination of Timberline and Wolfpack
- data related to other transactions of a comparable or similar nature, which McKnight and Glanville considered to be relevant.
- certain industry reports and statistics that McKnight and Glanville and deemed appropriate
- such other reviews, calculations, analyses, research and investigations deemed appropriate and relevant in the circumstances

Assumptions and Limitations

McKnight and Glanville have utilized assumptions and input parameters in this Fairness Opinion that they believe are reasonable and appropriate based on industry standards. Major caveats include the uncertainty of future exploration and development results, the future prices of commodities, changes to government regulations, and general environmental concerns. The geological reports, websites, and other publications of the companies, as well as filings on the SEDAR site for Timberline and Wolfpack, contain detailed information on the various exploration projects. As a result, only brief summaries of the projects are presented in this Fairness Opinion.

In providing this Fairness Opinion, McKnight and Glanville assumed and relied upon the accuracy and completeness of all technical, financial, and other information furnished to them by Timberline and Wolfpack, and by their consultants and representatives. They have not undertaken any specific independent verification of such information (although data was reviewed to determine its "reasonableness"). However, McKnight and Glanville have no reason to believe that the information provided to them is not accurate or complete, and they have not been denied access to any information that they requested from the management or directors of Timberline or Wolfpack.

McKnight and Glanville decided upon the methodologies to be utilized in this Fairness Opinion, and did not request or receive, from the managements of Timberline or Wolfpack, suggestions as to the methodologies that might have been utilized. McKnight and Glanville have relied upon technical and financial reports, discussions with executives/officers of Timberline, information provided by management/directors of Timberline and Wolfpack, publicly available results to date, comparable

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properties, and the share trading history of the companies.

McKnight and Glanville have made assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved with the proposed Transaction. Although McKnight and Glanville believe that these assumptions are reasonable with respect to Timberline and Wolfpack (and the industry in which they operate), to the extent that they are found to be incorrect, they may impact on the fairness of the proposed Transaction to the shareholders of Timberline.

This Fairness Opinion is based upon the state of securities markets, economic and general business and financial conditions prevailing as at the date hereof. It is also based on the conditions and prospects, financial and otherwise, of Timberline and Wolfpack as they are reflected in the information, data and other material (financial or otherwise) presented to McKnight and Glanville in discussions with management of the companies. It should be noted that this report is a Fairness Opinion, not a technical report. As a result, McKnight and Glanville have not provided detailed information that has been included in the internal technical and geological reports, or the various external Technical Reports. Those reports contain information regarding geology, mineralization, drilling, sampling, assaying, and exploration and development histories.

Timberline has acknowledged that the services provided by McKnight and Glanville were provided in an advisory capacity only, and that McKnight and Glanville are not liable for losses, damages, or other claims that may result from or be alleged to result from any application or use that Timberline and/or others may make of such information, data and opinions of McKnight and Glanville. Timberline has waived, released, indemnified and agreed to hold McKnight and Glanville harmless from any and all liability for losses, damages, legal costs, and other claims arising from the Opinion and/or related issues. Notwithstanding the foregoing, this indemnity shall not apply to McKnight and Glanville to the extent that a court of competent jurisdiction in a final judgment that has become non-appealable shall determine that:

(i) McKnight and/or Glanville has been negligent or dishonest or has committed any fraudulent or wilful misconduct act in the course of performance of their respective duties hereunder; and

(ii) the expenses, costs, losses, claims, damages or liabilities, as to which indemnification is claimed (up to a maximum of the fees and expenses paid to McKnight and Glanville), primarily resulted from such negligence, dishonesty, fraud or willful misconduct referred to in (i).

McKnight and Glanville have not conducted a review of the mineral titles, ownership, resources, costs or environmental obligations, and consequently McKnight and Glanville have not expressed any opinion on these subjects. McKnight and Glanville do not accept any responsibility for errors or omissions pertaining to information provided by Timberline or Wolfpack, or their lawyers, advisors, directors, agents, or other related parties.

At any time prior to the completion of the Transaction, McKnight and Glanville reserve the right to amend or withdraw this Fairness Opinion in certain circumstances, including in the event that there occurs a material change of facts or representations upon which McKnight and Glanville relied, or in the

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event that McKnight and Glanville reasonably conclude that the information provided to them or any representation they relied upon contains an untrue statement of material fact or omits to state a material fact that, in their reasonable opinion, would make this Fairness Opinion untrue or inaccurate in any material respect. However, McKnight and Glanville are under no obligation to make any subsequent changes or provide notification to anyone of such changes to the information. The management and directors of Timberline and Wolfpack should inform McKnight and Glanville if anything in this Fairness Opinion, or any of the information on which it is based, is, in their opinion, inaccurate or misleading in any way.

This Fairness Opinion is addressed to and is for the sole use and benefit of the Timberline Board of Directors and shareholders, and may not be referred to, summarized, circulated, publicized or reproduced by Timberline, other than in the Information Circular filed with securities exchanges, or disclosed to, used or relied upon by any other party without the express written consent of McKnight and Glanville.

McKnight and Glanville believe that their analyses must be considered as a whole, and that selecting portions of the analyses or the factors considered by them, without considering all factors and analyses together, could create a misleading view of the process underlying the Fairness Opinion. The preparation of a fairness opinion is a complicated process, and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis.

Proposed Transaction

Under the proposal, Timberline will acquire all of the outstanding shares of Wolfpack in exchange for common shares in Timberline on the basis that each Wolfpack share will be exchanged for 0.75 of a Timberline share such that on completion of the proposed Transaction, the former Wolfpack shareholders will hold, as a group, approximately 35% of the then outstanding shares of the new Timberland and the current Timberline shareholders will hold approximately 65%. Upon signing of the Definitive Agreement, the Companies will use reasonable commercial efforts to encourage their respective directors, officers and employees to exercise their outstanding stock options. Prior to the closing of the proposed Transaction, all unexercised options will be exercised, terminated, or re-priced on terms to be agreed upon by the parties in the Definitive Agreement, acting reasonably. Holders of unexercised warrants of Wolfpack will have them converted into warrants of Timberline.

If the transaction is completed, the new Timberline will have approximately 116.08 million common shares issued and outstanding, of which former Wolfpack shareholders would own approximately 35 percent and current Timberline shareholders would own approximately 65 percent. The other major terms of the agreement between Timberline and Wolfpack are summarized below:

- Prior to closing the proposed Transaction, Wolfpack will use its best efforts to divest itself of its uranium interests in New Mexico and Wyoming,

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- Prior to closing, Wolfpack will arrange financing in amount of at least Cdn$0.5 million, and up to Cdn$1.0 million, in the form of marketable securities, cash, or a combination of these,
- Upon closing of the proposed Transaction the current board of directors of Timberline will be reconstituted to consist of five directors, of whom three will be nominated by Timberline and two by Wolfpack, and
- The current President/CEO and the current Chief Financial Officer of Timberline will remain in those positions, and the new Chairman of Timberline will be William Sheriff, current Chairman of Wolfpack.

The completion of the Transaction will also be subject to a number of typical conditions precedent, including completion of legal and financial due diligence by the parties, the execution of a Definitive Agreement, the delivery of a fairness opinion to Timberline, regulatory and governmental approvals, approvals of the shareholders of both companies, and the absence of a material adverse change in the business, financial condition, assets or operations with respect to each party.

Further information regarding the Transaction will be contained in the management information circular of Timberline to be mailed to Timberline shareholders and filed on SEDAR.

Mineral Properties of Timberline Resources and Wolfpack Gold

Both Timberline and Wolfpack have many properties (chiefly gold) located principally in Nevada, with a few in other jurisdictions, such as Montana, California, New Mexico and Wyoming. Wolfpack will divest the New Mexico and Wyoming uranium properties prior to the completion of the takeover.

Timberline Resources Properties

Butte Highlands Gold Project

Timberline's most valuable asset is its carried interest in the Butte Highlands Gold Project[1] located in Silver Bow County, 15 miles south of Butte, Montana. Timberline has a 50% carried interest in this project, which is being developed for an expected start of production in 2014 by Timberline's operating partner, Montana State Gold Company ("MSGC"). Prior to recovery of capital costs (including the loan, but less $2.0 million), Timberline will receive 20% of the mine cash flow, and then 50% after capital recovery (plus an interest component at a rate of 4%). The Project has most of its required operating permits, and is expected to start production in the second half of 2014. The project has a historic resource (prepared by a reputable operator - Orvana Minerals Corporation in 1997) of 583,000 tons at 0.335 oz/ton, but with 15% dilution, the estimated mined grade would be about 0.29 oz/ton, and the tons would be about 670,000 - or sufficient for nearly 5 years production at 140,000 tons per year. There is also considerable potential to add additional resources. The project consists of a high-grade underground gold mine, accessed by a spiral ramp, which is projected to produce at a rate of 400 tons per day with a

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[1] Some of the material in this section of this report came from a report entitled "Technical Report on the Butte Highlands Gold Project, Silver Bow County, Montana, USA", prepared for Timberline Resources Corp. by Michael Gustin, C.P.G., of Mine Development Associates, Reno, Nevada and dated May 10, 2013.

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forecast diluted grade of about 0.29 oz/ton. The ore is expected to be trucked to a nearby toll mill for custom milling.

South Eureka Property

Timberline's South Eureka Property[2] is located in Eureka County at the south end of Nevada's Battle Mountain-Eureka Trend, and is considered to be classic Carlin-style, sediment-hosted gold mineralization. The property is over 7,200 hectares in size, and has had more than $20 million in past exploration incurred on it. There are several targets, and three known mineralized zones, with the most advanced being the **Lookout Mountain**, which has an NI-43-101 compliant resource estimate summarized in the following table.

Lookout Mountain Gold Resource

Resource Category	Tons	Grade	Ounces
Measured	3,043,000	0.035 opt	106,000
Indicated	25,897,000	0.016 opt	402,000
Measured plus Indicated	28,940,000	0.018 opt	507,000
Inferred	11,709,000	0.012 opt	141,000

In addition to the above, the Windfall Zone has a non NI 43-101 compliant, internally prepared, resource of approximately 14.58 million tons grading 0.017 opt for roughly 248,000 ounces of gold in-situ.

The Company is conducting engineering, metallurgical, geotechnical and environmental baseline studies with a view to commencing the mine permitting process on the Lookout Mountain Zone.

Iron Butte Property

The Iron Butte property is a 700 hectare property located in Lander County, south of Battle Mountain, Nevada. It has had significant past exploration (over 100,000 feet of drilling in 211 holes), which has defined a potentially bulk-mineable epithermal stockwork of veins. The property has a historic resource of approximately 327,000 ounces (21.18 million tons at a grade of 0.48 g/t, using a cut off grade of 0.33 g/t).

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[2] Much of the information in this section of this report came from a report entitled "Technical Report on the Lookout Mountain Project, Eureka, County, Nevada, USA", prepared for Timberline Resources Corp. by Michael Gustin, C.P.G., of Mine Development Associates, Reno, Nevada, and dated April 11, 2013.

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Seven Troughs Property

The Seven Troughs property is a 1,600 hectare property located in Pershing County, near Lovelock, Nevada. It has had past production from high-grade epithermal veins, which was the highest grade of gold mined in Nevada (at about 100,000 ounces of gold produced from ore grading 1.1 to 1.2 opt).

Toole Springs

The Toole Springs property is a 1,500 hectare property on the Carlin Trend southwest of Jiggs, Nevada, in Elko County. It has a sediment-hosted gold target beneath pediment cover.

White Rock

The White Rock property is a 170 hectare property in Elko County, located on the emerging Long Canyon Trend in northeastern Nevada. It has a 100,000 ounce historic resource (7.5 million tons at 0.50 gpt).

Other Assets

Timberline has about 15 other gold properties in Nevada, with a total area of about 6,000 hectares. They are considered of lesser importance than the foregoing properties.

Wolfpack Gold Properties

Adelaide Project

Wolfpack's Adelaide Project[3] is a 2,000-hectare property located in Humboldt County 20 miles southeast of Winnemucca, Nevada. The property has received considerable previous work, including 48,000 metres of drilling, and it contains multiple epithermal veins and targets. There has been past production from underground, as well as a small scale open pit, with heap leach processing. The property is currently permitted for bulk sampling and drill testing of numerous targets, but has no resources - and Timberline geologists rate it as low potential. This property is part of a package deal with the Tuscarora property in which Newmont has back-in rights. The property has limited infrastructure on site, but might be somewhat expensive to drop because of required reclamation of past disturbances.

Castle Black Rock Property

The Castle Black Rock Property[4] is a 960 hectare property located in Esmeralda County., Nevada. It has received considerable past exploration, and has four, partially delineated, known zones considered to be

---

[3] Some of the information in this section was based on a report entitled "NI 43-101 Technical Report on the Adelaide Property, Humboldt County, Nevada", by Nancy Wolverson, C.P.G., Consulting Geologist, and dated April 8, 2013.

[4] Some of the information in this section was based on a report entitled "NI 43-101 Technical Report - Castle Black Rock Project, Tigris Uranium Corp.", by David Bikerman, Bikerman Engineering & Technology Associates, and dated April 13, 2013.

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sediment-hosted, epithermal mineralization. The property has had limited past production, and has a very low grade NI 43-101 inferred resource of 14.68 million tonnes with a gold grade of 0.45 gpt for a total in-situ gold resource of 213,000 ounces. The property's gold zones are very close to Highway 95, which makes the property very challenging for development or mining because of the need to relocate the highway. It also has environmental liabilities, which could make it relatively expensive to drop the property

Golden Ridge

Wolfpack's Golden Ridge property (approximately 1,200 hectares) is located on USFS land in Modoc, County, California. The property has high-grade veins and strata-bound disseminated mineralization, which is open in all directions from some past significant drill intercepts. The property is located in a very high snow pack area and close to recreational lakes and cottages, which will likely present challenges to any development.

Lantern

The Lantern property (approximately 1,000 hectares) is located in Pershing County Nevada, and contains an epithermal gold-silver system, situated a few miles south of the Hycroft Mine and the former Rosebud Mine. The property has a historic resource estimated by Santa Fe in 1981, when the last significant work was done. Wolfpack has announced they will likely drop this property.

Tuscarora-Liberty Springs

Tuscarora-Liberty Springs (approximately 2,000 hectares) is located in Elko County, Nevada. It has had significant past gold and silver production over a 135 year period ended in 1995. There has been a recent high-grade vein discovery which Wolfpack plans to follow up. The property is part of a package with Adelaide property which was optioned from Newmont, with Newmont retaining back-in rights.

Four Mile Basin

Four Mile Basin is a 280 hectare property located in Nye County, Nevada. The property is a large pediment-filled basin with gold occurrences on the margins in Breccia Pipe, hot spring sinter and altered tuff. Wolfpack expects to drop the property.

Other Gold Properties

Wolfpack has about a dozen other, lower priority, Nevada gold properties located in six counties and comprising a total area of approximately 6,000 hectares

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Uranium

Wolfpack holds approximately 46,000 hectares of private mineral rights in New Mexico, which are considered favorable for sandstone-hosted roll-front deposits. The Crownpoint and Hosta Butte deposits have a combined historic indicated resource of some 26.6 million pounds of U_3O_8. These deposits are considered amenable to in-situ-recovery (ISR), and there is a processing facility close to the deposits. Wolfpack also holds some uranium lands in Wyoming. All of these uranium properties are to be 'spun out' prior to the Transaction.

Other Assets

Wolfpack's most significant asset is its estimated Cdn$4.7 million (US $4.3 million) in working capital. In addition, Wolfpack plans to raise an additional at least Cdn$0.5 million, and possibly up to Cdn$1,000,000, via a share issuance prior to the takeover. Assuming that the foregoing financing is completed, it is expected that the working capital (after costs related to the financing) would be at least Cdn$5.2 million or US$4.7 million.

Fairness Opinions and Mineral Property Valuations

The Exchanges (TSX.V and TSX) require that CIMVal Standards (Canadian Institute of Mining, Metallurgy Standards and Guidelines for Valuations of Mineral Properties) be used by Issuers and their professional advisors when preparing formal valuations and valuation reports on mineral properties. The CIMVal Standards are limited to Valuations of Mineral Properties (including any interests therein), and do not apply to fairness opinions or valuations of corporations or other entities that hold Mineral Properties as assets. As a result, the use of CIMVal standards are not mandatory for this Fairness Opinion; however, McKnight and Glanville are familiar with the CIMVal Standards, and have applied them where appropriate.

It should be emphasized that this Fairness Opinion is not a technical report nor a formal valuation as defined in The Canadian Institute of Mining, Metallurgy and Petroleum publication of February 2003 and amended December 2005, "Standards and Guidelines for Valuation of Mineral Properties" (CIMVal Standards and Guidelines).

Although purchase transactions involving exploration properties and undeveloped mineral resources are commonplace (but often do not involve all-cash purchases), such properties and resources are often difficult to value by objective means. As a result, a number of different methods have been utilized as reasonable indicators of value. There are also standards for valuations published by the CIM and by the TSX-V. According to Appendix 3G (Valuation Standards and Guidelines for Minerals Properties) of the TSX Venture Exchange ("TSX-V") "Most valuation methods of mineral properties are highly subjective, and often arbitrary in their application, making it difficult to obtain reproducible valuations. It is the TSX-V's view that valuation methods utilized must be appropriate to the subject and be prudently applied in order to maintain fairness and consistency, and avoid misuse, bias and misapplication of valuation methods". Based on the foregoing, the TSX-V accepts the use of the following primary valuation methods for properties without mineral reserves:

- **Comparable Transactions** through which properties similar in all aspects are incorporated into the analysis, whereby fair market value can be determined,

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- **Adjusted Appraised Value** whereby the retained past expenditures (also known as "historical costs" or "replacement costs") are included. The TSX-V does not generally accept the inclusion of warranted future expenditures for the purpose of the appraised value method.

In the case of properties which have mineral resources or reserves, the TSX-V also accepts a third general approach:

- **Income or Discounted Cash Flow** (net present value) approach where properties are valued based on the forecast income or cash flows from them.

The primary methods utilized in this Fairness Opinion were several versions of the **Comparable Transactions Method, the Discounted Cash Flow Method (for Butte Highlands),** and a cursory check using **the Adjusted Appraised Value Method.** Because none of the Mineral Properties have National Instrument 43-101 compliant Preliminary Economic Assessments ("PEAs"), under the CIMVAL guidelines the **Discounted Cash Flow** approach may not formally be utilized, but it was utilized in an informal sense to help value Timberline's interest in the Butte Highlands Project. A PEA was initiated on the South Eureka Lookout Mountain Project, but has not been completed. Although the TSX-V does not specifically exclude other valuation approaches, they are considered secondary valuation methods.

Comparables Approach -Dollars per Ounce of Gold in Resource

Glanville and McKnight have examined the stock market trading performance of many gold exploration and development companies, as well as the terms of purchases of several similar exploration and development projects, and have examined the adjusted market capitalizations per ounce of in-situ values for active exploration and development companies. As would be expected, the ranges in adjusted market capitalizations and purchase prices per in-situ quantities are reasonably wide, since the prices depend upon a variety of factors, including the stage of advancement (early stage exploration, 'potential resources', historic resources, inferred resources, drill-indicated resources, proven reserves, production from one operation, or a multi-mine company, for example), the depth and attitude of the deposit (underground or open pit), the likely grade of the resource, the existing and potential size of the deposit, the likely metallurgical recovery, the location (type of infrastructure available), foreign exchange risk, the income tax and royalty structure, third party interests in the property (such as net smelter returns or gross override royalties), the level of technical study (scoping study, pre-feasibility study, feasibility study, operating statistics, etc.), the long term commodity price outlooks (for gold in this case), the exploration potential, the expectations for replacing resources/reserves and adding to them, the political jurisdiction in which the deposit is located, etc. In spite of the reasonably wide range of in-situ values, one can determine a much narrower range for properties with similar attributes. As a result, this method is often utilized as an indicator of value, and market capitalizations per ounce are compiled by mining analysts and mining companies.

Investment dealer and mining analyst Canaccord Genuity periodically compiles the attributed market capitalizations per ounce of gold in resources for a variety of exploration, development, and producing gold companies. The Canaccord Genuity Junior Mining Weekly provides a list of about 40 non-producing gold companies at the exploration stage through to early-stage development.

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Comparables Approach - Dollars per Hectare of Land

Glanville and McKnight have examined the stock market trading performance of many comparable gold and uranium exploration companies, as well as the terms of purchases of a few comparable projects. By starting with the market capitalization of a company and then deducting from that the value of other assets such as working capital and other properties, as well as the value of *the* stock exchange listing, one can determine the portion of market capitalization attributed to the property or properties in question. From that, the dollars per acre/hectare of exploration land can be determined and used as a method to value a property.

Property Valuations Based on DCF/NPV Projections

For mineral properties in production, or at the feasibility or preliminary economic assessment stage, an economic model can be constructed which models production, costs, revenues, royalties and taxes. From this model a cash flow stream can be estimated, and normal discounted cash flow (net present value or NPV) analyses and comparisons with market values to NPV ratios can be used to value the property. The sum of the projected discounted after-tax cash flows attributed to Timberline's interest in the Butte Highlands was determined.

Fairness Considerations

In connection with the provision of the Fairness Opinion, McKnight and Glanville have performed a variety of financial, technical, and other analyses. In arriving at the Fairness Opinion, they have not attributed any particular weight to any specific analysis or factor considered by him, but rather McKnight and Glanville have made qualitative judgments based on their experience in rendering such opinions and on the circumstances and information as a whole. McKnight and Glanville considered a number of factors in arriving at the Fairness Opinion, including the foregoing calculations, and the following, among others.

- the share trading prices of both companies over the few months prior to the date of takeover announcement and subsequently
- the relative net asset values of the companies
- the general market conditions for selling/buying mineral resource properties
- the need to pool and conserve limited working capital during a difficult financing period
- the prior exploration expenditures and exploration results to date on the mineral exploration projects
- the ongoing and planned exploration on the respective properties
- the location and size of the mineral properties
- the current working capital positions of each of the companies
- the potential savings in administrative fees and expenses by operating one, instead of two, public companies
- the increase in liquidity for both company's shareholders (because of the larger market capitalization and increased volume of trading)
- other assets and liabilities of each of Wolfpack Gold and Timberline Resources

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- the current options and warrants of each of the companies
- such other reviews, calculations, analyses, research, and investigations deemed appropriate.

Disclaimer

This fairness opinion relies in part on information not within the control of McKnight and Glanville, and while it is believed that the information and assumptions are reliable and valid as of the date hereof, and under the stated conditions and limitations, McKnight and Glanville cannot guarantee their accuracy. In addition, McKnight and Glanville disclose that they have conducted neither a title search, nor an ownership review, nor have they visited the properties or carried out independent geological or mining investigations.

McKnight and Glanville have based their opinion on their experience, on their examination of market conditions, and on information provided by Timberline Resources, Wolfpack Gold, and others. The use of this Fairness Opinion and/or any information contained in it shall be at the user's sole risk, regardless of any fault or negligence of McKnight and Glanville.

Fairness Opinion

Based upon and subject to the limitations in this Fairness Opinion, and such other matters as McKnight and Glanville have considered relevant, it is their opinion that, as of the date hereof, the terms of the proposed Transaction (pursuant to which shareholders of Timberline will acquire all of the shares of Wolfpack by Timberline issuing 0.75 of a share for each Wolfpack share, such that, upon completion, former shareholders of Timberline and Wolfpack, as groups, will hold respectively about 65% and 35% of the shares of the new Timberline) are fair from a financial point of view to the existing Timberline shareholders. However, McKnight and Glanville express no opinion as to the expected trading price of the shares of the new Timberline if the proposed acquisition is completed, or of Timberline or Wolfpack if it is terminated

This Fairness Opinion may be relied upon (subject to the qualifications set out in this report) by the Board of Directors, regulatory authorities, and shareholders of Timberline, but may not be used or relied upon by any other person without express prior written consent of McKnight and Glanville. However, McKnight and Glanville consent to the duplication and inclusion of this Fairness Opinion in a Prospectus or Information Circular.

Yours sincerely,

Bruce McKnight
B.A.Sc., P.Eng., M.Sc., MBA, FCIM

Ross Glanville,
P.Eng., MBA, CGA, B.A.Sc

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- the current options and warrants of each of the companies
- such other reviews, calculations, analyses, research, and investigations deemed appropriate.

Disclaimer

This fairness opinion relies in part on information not within the control of McKnight and Glanville, and while it is believed that the information and assumptions are reliable and valid as of the date hereof, and under the stated conditions and limitations, McKnight and Glanville cannot guarantee their accuracy. In addition, McKnight and Glanville disclose that they have conducted neither a title search, nor an ownership review, nor have they visited the properties or carried out independent geological or mining investigations.

McKnight and Glanville have based their opinion on their experience, on their examination of market conditions, and on information provided by Timberline Resources, Wolfpack Gold, and others. The use of this Fairness Opinion and/or any information contained in it shall be at the user's sole risk, regardless of any fault or negligence of McKnight and Glanville.

Fairness Opinion

Based upon and subject to the limitations in this Fairness Opinion, and such other matters as McKnight and Glanville have considered relevant, it is their opinion that, as of the date hereof, the terms of the proposed Transaction (pursuant to which shareholders of Timberline will acquire all of the shares of Wolfpack by Timberline issuing 0.75 of a share for each Wolfpack share, such that, upon completion, former shareholders of Timberline and Wolfpack, as groups, will hold respectively about 65% and 35% of the shares of the new Timberline) are fair from a financial point of view to the existing Timberline shareholders. However, McKnight and Glanville express no opinion as to the expected trading price of the shares of the new Timberline if the proposed acquisition is completed, or of Timberline or Wolfpack if it is terminated

This Fairness Opinion may be relied upon (subject to the qualifications set out in this report) by the Board of Directors, regulatory authorities, and shareholders of Timberline, but may not be used or relied upon by any other person without express prior written consent of McKnight and Glanville. However, McKnight and Glanville consent to the duplication and inclusion of this Fairness Opinion in a Prospectus or Information Circular.

Yours sincerely,

Bruce McKnight
B.A.Sc., P.Eng., M.Sc., MBA, FCIM

Ross Glanville,
P.Eng., MBA, CGA, B.A.Sc

APPENDIX D

INFORMATION REGARDING WOLFPACK US

Description of Business

Name and Incorporation

Wolfpack US was incorporated on March 8, 2011. Wolfpack US is a natural resource company engaged in the acquisition and exploration of mineral properties that hold the potential to contain gold deposits which could be developed.  Wolfpack US is focused on gold exploration in the dominant gold producing trends in Nevada, which Wolfpack US’s management regards as one of the best gold exploration jurisdictions for geological, regulatory and environmental reasons.  Wolfpack US has 2 flagship gold exploration projects (Adelaide and Castle Black Rock), and several other projects at various stages of exploration.

The Adelaide project is not included in the Wolfpack US Gold Properties that are being acquired by Timberline as part of the Arrangement and will not be a project of Wolfpack US at the Effective Time.  The Adelaide project will not be a project of Timberline.

Business

Wolfpack US is a natural resource company engaged in the acquisition and exploration of mineral properties that hold the potential to contain gold deposits which could be developed.  Wolfpack US is currently focused on gold exploration in the dominant gold producing trends in Nevada.  Wolfpack US’s management regards Nevada as one of the best gold exploration jurisdictions for geological, regulatory and environmental reasons.

Wolfpack US’s Properties comprise two advanced stage properties (Adelaide and Castle Black Rock) and a portfolio of exploration stage properties.  Wolfpack US currently has two full-time employees.

In June 2012, Wolfpack US added to its portfolio of twelve gold properties in Nevada by acquiring a selection of approximately 60 gold assets in the western United States that had been purchased or optioned from Seabridge Gold Inc. (“Seabridge”) and Americas Bullion Royalty Corp. (“AMB”).  The package of gold properties included several projects that saw production from open pit heap leach operations during the late 1980s to mid-1990s.  The Adelaide project was acquired from AMB and Castle Black Rock was acquired from Seabridge.

The Adelaide Property and the Castle Black Rock Property have been the only properties material to Wolfpack US.  Both of these properties are situated in Nevada, United States, which is a preferred jurisdiction for mining.  Wolfpack US acquired an option to acquire a leasehold interest in each of the Adelaide Property and the Castle Black Rock Property on June 26, 2012 pursuant to option agreements.

The Adelaide Property is a gold-silver exploration project located on the northeastern flank of the Sonoma Ridge, approximately 18 miles southeast of Winnemucca in Humboldt County, Nevada.  Prior to Wolfpack US’ acquisition of the option to acquire an interest in the Adelaide Property, the former operator completed 71 drill holes on the Adelaide Property over two years, testing multiple targets and advancing a structural zone target to a point requiring delineation drilling.

In February 2014, the Wolfpack US obtained results of the Adelaide Phase 1 Drill program consisting of seven reverse circulation holes totaling 1,235 metres from three sites on the western margin of the Margarita Pit.  The company also completed five reverse circulation holes totaling 1,500 metres at its Fourmile project.  Although a second phase of drilling was planned for Adelaide and possibly Fourmile, as a result of the market and the need to conserve cash, coupled with recent developments with Timberline, near-term drilling was discontinued.

The Castle Black Rock Property is a gold exploration project located off the flank of the Monte Cristo Mountain Range in the southwest part of the Big Smoky Valley, Nevada.  The Castle Black Rock Property lies within a

50-mile wide northwesterly trending zone of right lateral shears, normal faults and associated precious metal deposits.  Gold has been found in three zones on the Castle Black Rock Property.

Wolfpack US’s goal is to advance the Castle Black Rock Property or any other acquired project and to pursue opportunities in respect of any such advanced project, alone or together with an experienced industry partner, including possibly bringing such project into production.

Principal Projects

Adelaide

The Adelaide property is located in central Nevada, approximately 289 km (180 mi) east of Reno, and 26 km (16 mi) southeast of Winnemucca, Nevada. It is readily accessible from Interstate 80 (I-80) at Exit 194, Golconda. Winnemucca has rail service, an interstate, a municipal airport and many services that support the active mining community in Humboldt, Elko and Lander counties. Full services are available in Reno, approximately 180 miles to the west of Winnemucca.  Historic production from the property area totals in approximately 19,000 ounces of gold and 345,000 ounces of silver.

The Adelaide property is comprised of 210 unpatented lode mining claims.

The Adelaide property has no known reserves, as defined under SEC Industry Guide 7 of the United States Securities Act of 1933, as amended, and the proposed program for the property is exploratory in nature.

Figure 1.1 Location of the Adelaide property, Humboldt County, Nevada. Map from Wolfpack.

The Adelaide Property consists of 210 unpatented claims and a total of 560 acres, more or less, of reserved mineral interest lands. Ninety (90) of these claims (the “Newmont Claims”) and the 560 acres or reserved mineral lands are owned by Newmont Capital Limited (“Newmont”) and 75 of these claims (the “Gomes Claims” and “Cambior Claims”) are owned by the Gomes family (“Gomes”). Another 20 claims (the “Golden Predator Claims”) are held by GPMUS. The remaining 25 claims (the “Nevada Eagle Resources Claims”) were acquired within the area of interest in May 2010. All of these claims are located in Sections 1, 12, 13, 24 and 25, Township 34 North, Range 39 East and Sections 6, 7, 18-20 and 29-31, Township 34 North, Range 40 East, Mount Diablo Base Line and Meridian. The private lands are situated in Township 34 North, Range 40 East, Mount Diablo Base Line and Meridian and are described as Section 9 All, Section 29 E½ and Section 31 Lots 2, 3, 4 E½SW¼ and S½SE¼, Humboldt County, Nevada.

Below is a description of terms for agreements to which the Adelaide Project is subject and claims within the project area:

1.	Adelaide Project and Tuscarora Minerals Lease, Sublease and Agreement between Newmont Mining Corporation (Newmont) and Canyon Resources Corporation (Canyon) dated December 29, 2006;
2.	Adelaide Project and Tuscarora Project Option Agreement between Canyon Resources Corporation (Canyon) and Nevada Royalty Corp. dated February 15, 2008;
3.	Assignment and Assumption of Mining Leases, Fee Land and Unpatented Mining Claims between Canyon Resources Corporation and Atna Resources Inc. dated October 10, 2008;
4.	Adelaide Project and Tuscarora Project Option Agreement between Nevada Eagle Resources (NER) and Nevada Royalty Corp. dated May 20, 2010;
5.	Nevada Royalty Corp. Adelaide and Tuscarora Option dated June 26, 2012, which grants Wolfpack an option to acquire a leasehold interest in the Adelaide and Tuscarora projects;
6.
In June, 2011 a letter of intent (Letter of Intent) was executed whereby Americas Bullion (formerly Golden Predator) and Seabridge Gold Inc (Seabridge), through their subsidiaries, will contribute a portfolio of gold assets into Wolfpack US; and

7.
In December 2012 Wolfpack Gold Corp. (Wolfpack) announced a reverse takeover transaction whereby Wolfpack would be acquired by Tigris Uranium Corp. (Tigris). As a result of the amalgamation, the property, rights and interests of Wolfpack became the property, rights and interests of Amalco, a wholly-owned subsidiary of Tigris.

Exploration

The Gold Run (or Adelaide) district was organized in 1866, and production of lead, zinc and silver ores was first reported in 1869, with the bulk of production between 1897 and 1910. An estimated 19,000 oz of gold and 345,000 oz of silver were produced from the Adelaide-Crown mine from the early 1900’s through 1992(1). Formerly referred to as the Crown mine group, the Adelaide Property has been explored and developed by numerous operators for various commodities over the past century.

Recent operators that have explored and produced in the Adelaide area include Phelps Dodge Corp., Duval Corp., Noranda Inc., Gold King Consolidated Inc., Cambior Exploration USA, Inc., Newmont, Canyon Resources Corporation and Golden Predator. Of those operators, Gold King Consolidated Inc. mined 4,917 oz gold and 53,474 oz silver from approximately 210,000 tons of ore in 1990-1991(1). In 2001, Franco-Nevada Mining Corporation Ltd. (“Franco-Nevada”) drilled several holes in the Gomes Area in the northern portion of the Adelaide property. After acquiring Franco-Nevada in 2002, Newmont focused exploration on epithermal high grade vein targets and concentrated drilling on the core Adelaide project area (14,560 ft. in 29 RC holes) from 2003 through 2004. Canyon Resources leased the property from Newmont in late 2006 and carried out data collection and GIS compilation during 2007, while generating a database built from all readily available historic drillhole information. Golden Predator Mines US acquired an option to acquire an interest in the Adelaide Property in 2008 and assumed Canyon’s obligations with Newmont in February 2008. Golden Predator continued to refine the GIS compilation and initiated a drill program.

Golden Predator’s 2011 Adelaide drilling program consisted of 12 reverse circulation drill holes totaling 6,260 feet from 8 different drill pads. Holes GPA11-01 and GPA11-02 targeted the Crown vein to the northwest of the Crown open pit. Holes GPA11-03 and GPA11-04 targeted the Sage vein. Holes GPA11-05, GPA11-06 and GPA11-07 were located west of the Recovery open pit and northwest of the Margarite open pit and targeted the northern extension of the Margarite vein. Holes GPA11-08 through GPA11-12 targeted the Margarite vein under and west of the current known mineralization. All of the 12 holes were successful in reaching their planned targets.

The late 2013 drill program at Adelaide consisted of seven easterly directed reverse circulation (RC) holes totaling 1,235 m from three sites on the western margin of the Margarita Pit.  This drill program was designed to test the continuity of gold-silver mineralization along strike and down dip, build ounces by extending mineral envelopes laterally and down dip where possible, and to provide further detail on the relationship between host rocks, structure, and precious metal values along the Margarita vein system.  Approximately 11,580 m of historic drilling in 62 drillholes were re-logged so that all major rock types could be associated for the first time to produce accurate three-dimensional geologic models of the Margarita target area.

As a result of market conditions and the need to conserve cash near-term drilling at Adelaide was discontinued and in May 2014, Wolfpack US decided to relinquish the property.

Castle Black Rock Property

The Castle Black Rock Property is located in Esmeralda County, southwestern Nevada, off the flank of the Monte Cristo Mountain Range in the southwest part of the Big Smoky Valley. Claims and identified gold concentrations that comprise the project straddle U. S. Highway 95/6 about 20 miles west of Tonopah, Nevada. The project is in the Walker Lane gold belt, which strikes NW-SE across western Nevada and hosts several past producers and gold projects including Paradise Peak, Bodie, Goldfields, Candelaria, Rawhide, Borealis and Comstock.

    Figure 1.1  General Location Map

Figure 1.2 Road Map and Satellite View of Castle Black Rock Property Area

Geology and Mineralization

Mineralization at Castle Black Rock is of the volcanic-hosted low-sulfidation epithermal type. Historic drilling has concentrated on the four previously mentioned areas: Castle, Black Rock, Berg and Boss. In each area, gold occurs in structures hosted by andesites and rhyolites in a Tertiary volcanic sequence and locally extends into the underlying sedimentary rocks. Gold is also found distributed away from the structures in breccias and disseminations in the volcanic rocks which are important in the Boss Zone. Recently completed detailed mapping has demonstrated a preference for gold enrichment along both northeast and northwest striking high-angle fault zones, and could enhance gold concentrations at the intersection of these two fault directions.

Exploration
The Castle Black Rock Property contains 492 documented drill holes completed by previous operators. Not all drill holes were used for estimation purposes, as incomplete survey and assay certificates make some drilling difficult to verify without additional modern drilling and quality control. For this reason, the only currently reported resource is on a portion of the Castle Deposit, where drilling has been initiated more recently and the data set is complete.

The exploration history of the Castle Black Rock property dates back to the 1940s, when a local prospector discovered gold mineralization exposed in the area now referred to as the Boss Zone of the property. Between 1977 and 1982, the property was explored by Houston Oil and Minerals Company, Ebco Enterprises Inc., and Amax Exploration Inc. During this time the Boss Mine resource was developed by Houston Oil and Minerals’ drilling. Falcon Exploration acquired the property in 1981 and through 1987 they conducted some drilling to expand the resource. Falcon operated the Boss Mine from 1987-1989 and produced 32,000 ounces from 600,000 tons of ore (Diner and Strachan. Geology of the Boss Mining Area: Economic Geology, vol. 89, 1994, pp. 1176). Between 1988 and 1990, Westley Exploration Inc. and Mintek Resources Ltd. conducted geophysical surveys and drilled over 250 holes peripheral to the Boss Mine. Through this process, the Berg Zone was discovered. Kennecott explored the property from 1993 to 1995 conducting geophysical surveys, including aeromagnetics, and drilling 65 holes that led to the discovery of the Castle and Black Rock Zones. In 1997, Great Basin Exploration & Mining Co. Inc. acquired the property from Kennecott, but subsequently optioned it to J.D. Welsh & Associates. In 1998, Cordex Exploration Co. drilled 19 holes in and peripheral to the Castle Zone. Later that year, Uranerz U.S.A. Inc. compiled previous exploration data, mapped and sampled outcrops, and drilled 21 holes.

Wolfpack US personnel are currently refining potential drill targets on the Castle Black Rock project and completing final drill permitting for a tentatively planned drill program that could begin as early as the end of the second quarter of 2014.  Recent exploration success by other explorers in the district has made the property an increasingly significant asset and recent Wolfpack mapping in the area around the Boss Pit has generated a series of new targets based on key structural trends and host rocks at depth.  Drilling at Castle Black Rock will be dependent on budgeting, permitting and the completion of the Timberline plan of arrangement.

Directors and Officers

On July 8, 2014, the directors and officers of Wolfpack US as a group beneficially owned or had voting control or direction over none of the Wolfpack US Shares.

 Consolidated Capitalization

The following table sets out Wolfpack US’s consolidated share and loan capital as at December 31, 2013.  Financial information is provided in Wolfpack US's comparative financial statements and management discussion and analysis in respect of its most recently completed financial year.

As at December 31, 2013 $
Share Capital	1
Total Long Term Debt	Nil
Total Shareholders’ Deficit	(5,818,300)
Non-Controlling interest	Nil
Total Capitalization	(5,818,299)

 Description of Wolfpack Shares

The authorized share capital of Wolfpack consists of 1,000 shares of common stock with no par value.  As of July 8, 2014, 1,000 Wolfpack US Shares were issued and outstanding as fully paid and non-assessable shares of common stock of the Company.  Each Wolfpack US Share entitles the holder to one vote in person or by proxy at all meetings of Wolfpack US stockholders.  The holders of Wolfpack US Shares are entitled to receive such dividends as the Wolfpack US Board may determine.  In the event of the liquidation, dissolution or winding-up of Wolfpack US, the holders of Wolfpack US Shares are entitled to receive, subject to the prior rights, if any, of the holders of any other class of shares of Wolfpack US, the remaining property and assets of Wolfpack US.  There is not an established public trading market in the Wolfpack US Shares.

Wolfpack US Management’s Discussion of Financial Condition and Results of Operations

You should read the following discussion and analysis of Wolfpack US’s financial condition and results of operations together with its financial statements and related notes appearing elsewhere in this Proxy Statement.  This discussion and analysis contains forward-looking statements that involve risks, uncertainties and assumptions.  Actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors, including, but not limited to, those set forth under “Risk Factors Related to the Arrangement” above.

Results of Operations for Years Ended December 31, 2013 and 2012

The Company recorded a loss of $3,809,385 for the year ended December 31, 2013 as compared to a loss of $1,978,838 during the year ended December 31, 2012.  Individual items contributing to the increase in loss of $1,830,547 are as follows:

•	Depreciation of $6,149 (2012 - $2,133) is based on depreciating office equipment over its useful life;
•
General and administrative expenses of $237,745 (2012 - $256,796) are comprised of rent, utilities, communications, vehicles, insurance, information technology support and other miscellaneous expenses;

•	Professional fees of $nil (2012 - $50,778) are comprised of legal fees;
•
Staff costs of $373,233 (2013 - $565,811) are comprised of all salaries and benefits paid to Wolfpack Gold Corp. executives located in Nevada, office staff, certain geological staff and certain accounting staff;

•
Mineral exploration and evaluation costs of $839,546 (2013 - $899,646) were incurred on the various gold exploration properties held by the Company.  Refer to the mineral property section for additional details.

•
Write-down of mineral properties of $2,352,712 (2013 - $254,454) represents the acquisition costs of mineral properties that the Company dropped, was planning on dropping or where the Company had no planned exploration in the next twelve months.

Financial Condition and Liquidity

The Company is a wholly-owned subsidiary of Wolfpack Gold Corp. and the Company relies on Wolfpack Gold Corp. for all financing needs.  The Company has no revenues and incurs exploration expenditures and overhead costs each year.  Wolfpack Gold Corp. provides the Company with loans on a monthly basis or on an as needed basis.  The Company does not maintain significant levels of cash.

As at December 31, 2013, the Company owed Wolfpack Gold Corp. $10,016,857 (December 31, 2012 - $8,382,908).  The amount due to Wolfpack Gold Corp. represents cash provided to the Company as well as other intercompany charges including the fair value of Wolfpack Gold Corp. common shares issued to acquire mineral properties held by the Company.  During the year ended December 31, 2013, the value of the loan due to Wolfpack Gold Corp. increased by $1,633,949 (2012 - $2,660,739).

In order to maintain all of the current mineral properties in good standing, the Company must make annual cash payments and/or advance royalty payments to various entities.  Details are disclosed in Note 4 to the December 31, 2013 financial statements.  In Addition, the Company must make cash payments to the Federal Bureau of Land Management as well as to the State and County.

Off-Balance Sheet Arrangements

The Company does not have any off-balance sheet arrangements.

Results of Operations for Three Months Ended March 31, 2014 and 2013

The Company recorded a loss of $1,399,487 for the three months ended March 31, 2014 as compared to a loss of $186,487 during the three months ended March 31, 2013.  Individual items contributing to the increase in loss of $1,213,000 are as follows:

•	Depreciation of $2,363 (2012 - $1,031) is based on depreciating office equipment over its useful life;
•	General and administrative expenses of $43,205 (2012 - $53,309) are comprised of rent, utilities, communications, vehicles, insurance, information technology support and other miscellaneous expenses;
•
Staff costs of $55,516 (2013 - $73,774) are comprised of all salaries and benefits paid to Wolfpack Gold Corp. executives located in Nevada, office staff, certain geological staff and certain accounting staff;

•
Mineral exploration and evaluation costs of $133,032 (2013 - $58,373) were incurred on the various gold exploration properties held by the Company.  Refer to the mineral property section for additional details.

Financial Condition and Liquidity

The Company is a wholly-owned subsidiary of Wolfpack Gold Corp. and the Company relies on Wolfpack Gold Corp. for all financing needs.  The Company has no revenues and incurs exploration expenditures and overhead costs each year.  Wolfpack Gold Corp. provides the Company with loans on a monthly basis or on an as needed basis.  The Company does not maintain significant levels of cash.

As at March 31, 2014, the Company owed Wolfpack Gold Crop. $10,315,300 (December 31, 2013 - $10,016,857).  The amount due to Wolfpack Gold Corp. represents cash provided to the Company as well as other intercompany charges including the fair value of Wolfpack Gold Corp. common shares issued to acquire mineral properties held by the Company.  During the three months ended March 31, 2014, the value of the loan due to Wolfpack Gold Corp. increased by $298,443 (2013 - $14,032).

In order to maintain all of the current mineral properties in good standing, the Company must make annual cash payments and/or advance royalty payments to various entities.  Details are disclosed in Note 4 to the December 31, 2013 financial statements.  In Addition, the Company must make cash payments to the Federal Bureau of Land Management as well as to the State and County.

Off-Balance Sheet Arrangements

The Company does not have any off-balance sheet arrangements.

APPENDIX E

HISTORICAL FINANCIAL STATEMENTS OF WOLFPACK US

WOLFPACK GOLD (NEVADA) CORP.

FINANCIAL STATEMENTS

(Expressed in U.S. Dollars)

FOR THE YEARS ENDED DECEMBER 31, 2013 and 2012

WOLFPACK GOLD (NEVADA) CORP.
(An Exploration Stage Company)
BALANCE SHEETS
(Expressed in U.S. Dollars)

	Notes	December 31, 2013 $	December 31, 2012 $

ASSETS

Current
Cash		116,158	213,199
Receivables		2,135	228,567
Prepaid expenses		11,877	643
		130,170	442,409

Equipment, net		23,850	11,611
Reclamation bonds		358,626	87,797
Mineral properties	4	3,617,714	5,701,983

		4,130,360	6,243,800

LIABILITIES AND STOCKHOLDER’S EQUITY

Current
Accounts payable		98,758	45,875
Accrued liabilities		9,113	-
		107,871	45,875

Stockholder’s equity
Common stock, $0.001 par value, unlimited shares authorized and 1,000 shares issued and outstanding	7	1	1
Equity contributions from Wolfpack Gold Corp.		10,016,857	8,382,908
Accumulated deficit during the exploration stage		(5,994,369)	(2,184,984)

		4,022,489	6,197,925
		4,130,360	6,243,800

Commitments (Note 4)

The accompanying notes are an integral part of these financial statements

WOLFPACK GOLD (NEVADA) CORP.
(An Exploration Stage Company)
STATEMENTS OF OPERATIONS
(Expressed in U.S. Dollars)

	For the years ended December 31,		From Inception of Exploration Stage March 8, 2011 Through December 31, 2013 $
	2013 $	2012 $

Expenses
Depreciation	6,149	2,133	8,282
General and administrative	237,745	256,796	502,291
Staff costs	373,233	565,811	956,680
Mineral exploration expenses	839,546	899,644	1,919,950
Impairment of mineral properties	2,352,712	254,454	2,607,166

Net loss	(3,809,385)	(1,978,838)	(5,994,369)

Basic and diluted loss per common share	(3,809)	(1,979)

Weighted average number of common shares outstanding	1,000	1,000

The accompanying notes are an integral part of these financial statements

WOLFPACK GOLD (NEVADA) CORP.
(An Exploration Stage Company)
STATEMENTS OF CASH FLOWS
(Expressed in U.S. Dollars)

	For the years ended December 31,		From Inception of Exploration Stage March 8, 2011 Through December 31, 2013 $
	2013 $	2012 $

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	(3,809,385)	(1,978,838)	(5,994,369)
Items not affecting cash:
Depreciation	6,149	2,133	8,282
Impairment of mineral properties	2,352,712	254,454	2,607,166

Changes in assets and liabilities:
Receivables	226,432	(228,567)	(2,135)
Prepaid expenses	(11,234)	(643)	(11,877)
Accounts payable	52,883	45,875	98,758
Accrued liabilities	9,113	-	9,113

Net cash used in operating activities	(1,173,330)	(1,905,586)	(3,285,062)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment	(18,388)	(13,744)	(32,132)
Reclamation bonds	(270,829)	(87,797)	(358,626)
Investment in mineral properties	(268,443)	(440,597)	(1,400,513)

Net cash used in investing activities	(557,660)	(542,138)	(1,791,271)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	-	-	1
Equity contributions from Wolfpack Gold Corp.	1,633,949	2,660,739	5,192,490

Net cash provided by financing activities	1,633,949	2,660,739	5,192,491

Increase (decrease) in cash during the period	(97,041)	213,015	116,158

Cash, beginning of period	213,199	184	-

Cash, end of period	116,158	213,199	116,158

Non-cash investing and financing activities:
Mineral properties contributed from Wolfpack Gold Corp.	-	4,824,367	4,824,367

The accompanying notes are an integral part of these financial statements

WOLFPACK GOLD (NEVADA) CORP.
(An Exploration Stage Company)
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
(Expressed in U.S. Dollars)

	Number of Shares #	Common Stock $	Equity Contributions from Wolfpack Gold Corp. $	Accumulated Deficit During the Exploration Stage $	Total Stockholders’ Equity $

Balance, December 31, 2010	-	-	-	-	-
Issuance of common stock	1,000	1	-	-	1
Equity contributions from Wolfpack Gold Corp.	-	-	897,802	-	897,802
Net loss for the period	-	-	-	(206,146)	(206,146)

Balance, December 31, 2011	1,000	1	897,802	(206,146)	691,657
Mineral property contributions from Wolfpack Gold Corp.	-	-	4,824,367	-	4,824,367
Equity contributions from Wolfpack Gold Corp.	-	-	2,660,739	-	2,660,739
Net loss for the year	-	-	-	(1,978,838)	(1,978,838)

Balance, December 31, 2012	1,000	1	8,382,908	(2,184,984)	6,197,925
Equity contributions from Wolfpack Gold Corp.			1,633,949	-	1,633,949
Net loss for the year	-	-	-	(3,809,385)	(3,809,385)

Balance, December 31, 2013	1,000	1	10,016,857	(5,994,369)	4,022,489

The accompanying notes are an integral part of these financial statements

WOLFPACK GOLD (NEVADA) CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2013
(Expressed in U.S. Dollars)

1	NATURE OF OPERATIONS

Wolfpack Gold (Nevada) Corp. (referred to as the “Company” or “Wolfpack”) was incorporated on March 8, 2011 under the laws of the State of Nevada and is a wholly owned subsidiary of Wolfpack Gold Corp., a Canadian corporation. Wolfpack is principally engaged in the acquisition and exploration of resource properties in Nevada.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Going Concern

This summary of significant accounting policies is presented to assist in understanding the financial statements. The financial statements and notes are representations of our management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements. The financial statements were prepared on the basis that the Company is a going concern, which contemplates the realization of its assets and the settlement of its liabilities in the normal course of operations. The Company has incurred an operating loss since inception, is in the exploration stage and has generated no operating revenue. These items raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not reflect adjustments that would be necessary if the going concern assumption were not appropriate. The Company’s ability to continue as a going concern is dependent upon its ability to successfully obtain additional financing from its parent company or other sources. There is no assurance that it will be able to obtain adequate financing in the future or that such financing will be on terms acceptable to the Company.

Advances from the Parent Company

The Company receives contributions from Wolfpack Gold Corp. to conduct its business. The contributions from Wolfpack Gold Corp. are classified as equity contributions.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with original maturities of three months or less when purchased to be cash equivalents.

Exploration Stage Enterprise

The Company’s financial statements are prepared in accordance with the provisions of ASC 915 Development Stage Enterprises, as the Company devotes substantially all of its efforts to acquiring and exploring mining interests that the Company believes should eventually provide sufficient net profits to sustain its existence. Until such interests are engaged in commercial production, the Company will continue to prepare its financial statements and related disclosures in accordance with this standard.

Exploration Expenditures

All exploration expenditures are expensed as incurred. Significant property acquisition payments for active exploration properties are capitalized. If no mineable ore body is discovered, previously capitalized costs are expensed in the period the property is abandoned.

Fair Value of Financial Instruments

The Company’s financial instruments are comprised of cash and reclamation bonds. The carrying value of both approximate fair value.

Reclamation Bonds

Reclamation bonds represent funds restricted as collateral held for exploration permits.

Estimates and Assumptions

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant areas requiring the use of management assumptions and estimates relate to asset impairments and asset retirement obligations. Actual results could differ from these estimates and assumptions and could have a material effect on our reported financial position and results of operations.

Equipment

Equipment is recorded at cost less accumulated depreciation and is depreciated on a straight line basis over three years.

WOLFPACK GOLD (NEVADA) CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2013
(Expressed in U.S. Dollars)

Review of Carrying Value of Mineral Properties for Impairment

The Company reviews the carrying value of mineral properties for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, the effects of obsolescence, demand, competition, and other economic factors. Based on this assessment, we recorded impairments of $2,352,712 and $254,454 during the years ended December 31, 2013 and 2012, respectively.

Provision for Asset Retirement Obligation

The Company accounts for asset retirement obligations as prescribed by authoritative accounting guidance. This guidance provides that the fair value of a liability for an asset retirement obligation (“ARO”) will be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The ARO is capitalized as part of the carrying value of the assets to which it is associated, and depreciated over the useful life of the asset. The Company has determined that it does not have any asset retirement obligations at either December 31, 2013 or 2012.

Income taxes

Income taxes are provided based upon the liability method of accounting. Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against the deferred tax asset if management believes it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Basic and diluted loss per share

Basic earnings or loss per share represents the income or loss for the period, divided by the weighted average number of common shares outstanding during the period. Diluted earnings or loss per share represents the income or loss for the period, divided by the weighted average number of common shares outstanding during the period plus the weighted average number of dilutive shares resulting from the exercise of stock options, warrants and other similar instruments where the inclusion of these would not be anti-dilutive. The Company has no instruments with a potentially dilutive effect on net loss for the years ended December 31, 2013 or 2012.

New Accounting Pronouncements

In February 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-02, Reporting of Amounts Reclassified out of Accumulated Other Comprehensive Income. This standard requires companies to present information about reclassification adjustments from accumulated other comprehensive income to the income statement, including the income statement line items affected by the reclassification. The information must be presented in the financial statements in a single note or on the face of the financial statements. The new accounting guidance also requires the disclosure to be cross referenced to other financial statement disclosures for reclassification items that are not reclassified directly to net income in their entirety in the same reporting period. Adoption of this guidance did not have a material effect on our financial statements.

In July 2013, the FASB issued ASU No. 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists. This standard provides guidance on the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. Adoption of this guidance is not expected to have a material effect on our financial statements.

3.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The table below sets forth our financial assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2013 and 2012, respectively, and the fair value calculation input hierarchy level that we have determined applies to each asset category.

	2013 $	2012 $	Input Hierarchy Level

Assets:
Cash	116,158	213,199	Level 1
Reclamation bonds	358,626	87,797	Level 1

WOLFPACK GOLD (NEVADA) CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2013
(Expressed in U.S. Dollars)

4.	MINERAL PROPERTIES

Title to mineral property interests involves certain inherent risks due to the difficulties of determining the validity of certain claims as well as the potential for problems arising from the frequently ambiguous conveyance history characteristic of many mineral property interests. The Company has investigated title to all of its mineral property interests and to the best of management’s knowledge, title to all of its properties are in good standing and free of material defect.

	Adelaide and Tuscarora $	Castle Black Rock $	Four Mile Basin $	Liberty Springs $	Other $	Total $

Balance, December 31, 2011	-	-	-	-	-	-

Acquisition costs	774,791	405,796	163,319	136,099	4,476,432	5,956,437
Impairment	-	-	-	-	(254,454)	(254,454)

Balance, December 31, 2012	774,791	405,796	163,319	136,099	4,221,978	5,701,983

Acquisition costs	94,359	49,297	10,000	-	114,787	268,443
Impairment	-	-	(173,319)	(136,099)	(2,043,294)	(2,352,712)

Balance, December 31, 2013	869,150	455,093	-	-	2,293,471	3,617,714

On June 22, 2011 Americas Bullion Royalty Corp. (“AMB”), and Seabridge Gold Inc. (“Seabridge”) executed a letter of intent pursuant to which AMB and Seabridge would contribute a portfolio of United States of America (“U.S.”) gold properties into Wolfpack Gold Corp. (“Wolfpack ParentCo”). The letter of intent was superseded by definitive agreements on June 6, 2012 which closed on June 26, 2012.

Pursuant to the definitive agreements, AMB and Seabridge contributed five advanced stage properties, three development properties and a portfolio of exploration stage properties to Wolfpack ParentCo. Wolfpack ParentCo holds the mineral properties in Wolfpack Gold (Nevada) Corp. Wolfpack ParentCo must make additional share issuances and cash payments to AMB and Seabridge to complete the acquisition of the portfolio of U.S. gold properties.

The Wolfpack ParentCo common shares issuances made for the AMB Properties and the Seabridge Properties were valued based on a $0.40 private placement financing that occurred in September 2011.

AMB Properties

AMB granted an option to Wolfpack ParentCo to purchase the leasehold interest of AMB in the Adelaide and Tuscarora Properties located in Humboldt and Elko Counties, Nevada. To exercise this option, Wolfpack ParentCo issued to AMB 1,500,000 of its common shares on closing at the fair value of $600,000 and is required to issue 11,000,000 common shares as follows (effective May 31, 2013, the share issuance dates were extended by one year and the new dates are listed below):

•	2,000,000 common shares on or before June 26, 2014 (Note 7);
•	4,000,000 common shares on or before June 26, 2015; and,
•	5,000,000 common shares on or before June 26, 2016.

In addition, AMB sold to Wolfpack ParentCo its interests in 11 additional properties (collectively the "AMB Secondary Properties") for 4,500,000 of its common shares issued at the fair value of $1,800,000 in 2012.

AMB also granted an option to Wolfpack ParentCo to acquire its interest in the Humboldt Mill site at AMB’s cost (US$528,250) as follows:

•	US$119,743 on or before June 26, 2012 (paid $122,914);
•	US$28,167 on or before July 10, 2012 (paid $28,913);
•	US$169,040 on or before June 26, 2014 (Note 7); and,
•	US$211,300 on or before June 26, 2015.

Seabridge Properties

Seabridge granted to Wolfpack ParentCo:

(a)
an option to purchase its leasehold interest in the Castle Black Rock Property, located in Nevada. To exercise this option, Wolfpack ParentCo issued to Seabridge 840,000 of its common shares on closing at the fair value of $336,000 and is required to issue 6,160,000 of its common shares as follows (effective May 31, 2013, the share issuance dates were extended by one year and the new dates are listed below):

•	1,120,000 common shares on or before June 26, 2014 (Note 7);
•	2,240,000 common shares on or before June 26, 2015; and,
•	2,800,000 common shares on or before June 26, 2016.

WOLFPACK GOLD (NEVADA) CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2013
(Expressed in U.S. Dollars)

(b)
an option to purchase its interest in the Four Mile Basin Property located in Nevada. To exercise this option, Wolfpack ParentCo issued to Seabridge 360,000 of its common shares on closing at the fair value of $144,000 and is required to issue 2,640,000 of its common shares as follows (effective May 31, 2013, the share issuance dates were extended by one year and the new dates are listed below):

•	480,000 common shares on or before June 26, 2014 (Note 7);
•	960,000 common shares on or before June 26, 2015; and,
•	1,200,000 common shares on or before June 26, 2016.

(c)
an option to purchase its interest in the Liberty Springs Property located in Nevada. To exercise this option, Wolfpack ParentCo issued to Seabridge 300,000 of its common shares on closing at the fair value of $120,000 and is required to issue 2,200,000 of its common shares as follows (effective May 31, 2013, the share issuance dates were extended by one year and the new dates are listed below):

•	400,000 common shares on or before June 26, 2014 (Note 7);
•	800,000 common shares on or before June 26, 2015; and,
•	1,000,000 common shares on or before June 26, 2016.

William M. Sheriff (“Sheriff”), the Chairman and CEO of AMB and a director of Wolfpack ParentCo, is entitled to 10% of all shares issued with respect to the Four Mile Basin Property and the Liberty Springs Property. The remaining 90% will be issued to Seabridge.

In addition, Seabridge sold to Wolfpack ParentCo its interests in 25 additional properties (collectively the "Seabridge Secondary Properties”), for 4,500,000 of its common shares issued at the fair value of $1,800,000. Of the 4,500,000 common shares issued, Seabridge received 4,072,500 common shares and Sheriff received 427,500 common shares.

Royalties

The Castle Black Rock Property, the Adelaide and Tuscarora Properties, the Four Mile Basin Property, the Liberty Springs Property, AMB Secondary Properties and Seabridge Secondary Properties (collectively the "Properties") are subject to a 2% net smelter return royalty on all precious metals and a 1% net smelter return royalty on all non-precious metals derived from such properties in favour of Seabridge or AMB, as applicable, unless such property is subject to a pre-existing royalty, in which case it will be subject to a 1% net profits royalty.

Cash Commitments

Wolfpack ParentCo acquired the mineral properties from AMB and Seabridge. Wolfpack ParentCo has cash and share issuance commitments to AMB and Seabridge as disclosed above. AMB and Seabridge acquired the properties from certain third parties where AMB and Seabridge were required to make certain annual cash payments and/or advance royalty payments. The obligations for these properties were transferred to the Company as part of the acquisition of the properties by Wolfpack ParentCo from AMB and Seabridge. In order to maintain all of the current mineral properties in good standing, the Company must make annual cash payments and/or advance royalty payments as follows:

2014	$ 174,548
2015	182,550
2016	188,053
2017	193,056
Total	$ 738,207

Subsequent to December 31, 2017, the Company must make additional recurring payments to keep the properties in good standing, some of which must be made in perpetuity.

In addition, the Company must make cash payments to the Federal Bureau of Land Management (“BLM”) as well as to the State and county. The required payments to the BLM, the State and the County during the year ended December 31, 2013 totalled $234,889.

5.	INCOME TAXES

The Company had no income tax provision or benefit at December 31, 2013 and 2012.

The statutory rate reconciliation for the periods ended December 31, 2013 and 2012 is as follows:

	2013%	2012%

Federal statutory rate	(34.0)	(34.0)
Change in valuation allowance	34.0	34.0

Income tax provision	-	-

WOLFPACK GOLD (NEVADA) CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2013
(Expressed in U.S. Dollars)

The significant components of the Company’s deferred tax assets and liabilities as at December 31, 2013 and 2012 are as follows:

	2013 $	2012 $

Mineral properties	1,537,000	455,000
Net operating loss carry forward	501,000	288,000
Valuation allowance	(2,038,000)	(743,000)
Total net deferred tax assets	-	-

At December 31, 2013, the Company had federal net operating losses of approximately $1,473,000 which will begin to expire in 2031 and could be subject to certain limitations under section 382 of the Internal Revenue Code.

The Company has provided a valuation allowance at December 31, 2013 of $2,038,000 (2012 - $743,000) for its net deferred tax assets as it cannot conclude it is more likely than not that it will be realized. The valuation allowance increased by $1,295,000 and $673,000 for the years ended December 31, 2013 and 2012, respectively.

As of December 31, 2013 and 2012, the Company did not have any unrecognized tax benefits. The Company’s policy is to recognize interest and penalties related to income tax matters in income tax expense. The Company currently has no federal examinations in progress nor has it had any federal examinations since its inception. The Company is subject to U.S. federal tax examination for tax years 2011 and forward.

6	COMMON STOCK

The Company has 1,000 shares of common stock issued and outstanding at both December 31, 2013 and 2012. All of the issued and outstanding stock of the Company is owned by our parent company, Wolfpack Gold Corp.

7.	SUBSEQUENT EVENTS
Mineral properties

Subsequent to December 31, 2013, the Company decided not to proceed with option agreements to acquire certain mineral properties. Wolfpack ParentCo had commitments to pay cash and issue common shares on or before June 26, 2014. The Company did not make the cash payment for the Humboldt Mill site and no common shares were issued for the Adelaide and Tuscarora properties, the Four Mile Basin property or the Liberty Springs property. Wolfpack ParentCo issued 1,120,000 of its common shares for the Castle Black Rock property.

Timberline Transaction

On May 6, 2014, Wolfpack ParentCo entered into a definitive arrangement agreement (the “Timberline Agreement”) with Timberline Resources Corporation (“Timberline”). Pursuant to the Timberline Agreement, which will be completed by way of a plan of arrangement under the Business Corporations Act (British Columbia), Timberline will acquire all of the outstanding shares of the Company, which will hold all of Wolfpack ParentCo’s assets other than its uranium holdings, in exchange for an estimated 42,932,063 shares of common stock in the capital of Timberline (representing a ratio equal to 0.75 of a Timberline share for each outstanding share of Wolfpack ParentCo) (the “Timberline Transaction”). Wolfpack ParentCo will distribute the Timberline shares to Wolfpack ParentCo shareholders at closing. To complete the acquisition of the Castle Black Rock property (Note 4), Timberline will be required to issue 0.75 of a Timberline share for each Wolfpack ParentCo issuable.

As part of the Timberline Transaction, Wolfpack ParentCo agreed to provide Timberline with funding for their working capital needs during the interim period prior to the completion of the proposed Timberline Transaction. On March 14, 2014, Wolfpack ParentCo entered into a promissory note with Timberline for up to $1,000,000 (the “Bridge Loan”). On March 17, 2014, Timberline drew down an initial $500,000; on April 17, 2014, Timberline drew down an additional $250,000; and on May 30, 2014, Timberline drew down the final $250,000.

The Bridge Loan will mature on the earlier of (i) the completion of the Timberline Transaction and (ii) March 18, 2015. The Bridge Loan bears interest at 5% during the first six months and thereafter at 10%, in each case compounded annually. Interest is payable in cash or common shares of Timberline at the option of Wolfpack. Timberline may repay the outstanding principal, in whole or in part, at any time prior to March 18, 2015, together with accrued interest to the date of such repayment on the amount repaid. In the event that the Bridge Loan is not repaid prior to March 18, 2015, Wolfpack ParentCo may elect to receive payment in Timberline common shares at US$0.14 per Timberline common share. The Bridge Loan is secured by Timberline’s interest in the Seven Troughs property located in Pershing County, Nevada.

The Bridge Loan will be forgiven upon completion of the Timberline Transaction.

Completion of the Timberline Transaction is subject to a number of conditions, including receipt by both Wolfpack and Timberline of all stock exchange and third party approvals, including approval of each company’s shareholders.

WOLFPACK GOLD (NEVADA) CORP.

FINANCIAL STATEMENTS

(Unaudited - Expressed in U.S. Dollars)

FOR THE THREE MONTHS ENDED MARCH 31, 2014 and 2013

WOLFPACK GOLD (NEVADA) CORP.
(An Exploration Stage Company)
BALANCE SHEETS
(Unaudited - Expressed in U.S. Dollars)

	Notes	March 31, 2014 $	December 31, 2013 $

ASSETS

Current
Cash		71,400	116,158
Receivables		2,347	2,135
Prepaid expenses		17,132	11,877
		90,879	130,170

Equipment, net		21,488	23,850
Reclamation bonds		358,626	358,626
Mineral properties	4	2,510,842	3,617,714

		2,981,835	4,130,360

LIABILITIES AND STOCKHOLDER’S EQUITY

Current
Accounts payable		35,277	98,758
Accrued liabilities		25,113	9,113
		60,390	107,871

Stockholder’s equity
Common stock, $0.001 par value, unlimited shares authorized and 1,000 shares issued and outstanding	5	1	1
Equity contributions from Wolfpack Gold Corp.		10,315,300	10,016,857
Accumulated deficit during the exploration stage		(7,393,856)	(5,994,369)

		2,921,445	4,022,489

		2,981,835	4,130,360

Commitments (Note 4)

The accompanying notes are an integral part of these financial statements

WOLFPACK GOLD (NEVADA) CORP.
(An Exploration Stage Company)
STATEMENTS OF OPERATIONS
(Unaudited - Expressed in U.S. Dollars)

	For the three months ended March 31,		From Inception of Exploration Stage March 8, 2011 Through March 31, 2014 $
	2014 $	2013 $

Expenses
Depreciation	2,362	1,031	10,644
General and administrative	43,205	53,309	545,496
Staff costs	55,516	73,774	1,012,196
Mineral exploration expenses	133,031	58,373	2,052,981
Impairment of mineral properties	1,165,373	-	3,772,539

Net loss	(1,399,487)	(186,487)	(7,393,856)

Basic and diluted loss per common share	(1,399)	(186)

Weighted average number of common shares outstanding	1,000	1,000

The accompanying notes are an integral part of these financial statements

WOLFPACK GOLD (NEVADA) CORP.
(An Exploration Stage Company)
STATEMENTS OF CASH FLOWS

(Unaudited Expressed in U.S. Dollars)
	For the three months ended March 31,		From Inception of Exploration Stage March 8, 2011 Through March 31, 2014 $
	2014 $	2013 $

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	(1,399,487)	(186,487)	(7,393,856)
Items not affecting cash:
Depreciation	2,362	1,031	10,644
Impairment of mineral rights	1,165,373	-	3,772,539

Changes in assets and liabilities:
Receivables	(212)	189,131	(2,347)
Prepaid expenses	(5,255)	(30,397)	(17,132)
Accounts payable	(63,481)	17,996	35,277
Accrued liabilities	16,000	-	25,113

Net cash used in operating activities	(284,700)	(8,726)	(3,569,762)

CASH FLOWS FROM INVETING ACTIVITIES
Purchase of equipment	-	-	(32,132)
Reclamation bonds	-	(11,500)	(358,626)
Investment in mineral properties	(58,501)	(34,000)	(1,459,014)

Net cash (used in) from investing activities	(58,501)	(45,500)	(1,849,772)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	-	-	1
Equity contributions from Wolfpack Gold Corp.	298,443	14,032	5,490,933

Net cash provided by financing activities	298,443	14,032	5,490,934

Increase (decrease) in cash during the period	(44,758)	(40,194)	71,400

Cash, beginning of period	116,158	213,199	-

Cash, end of period	71,400	173,005	71,400

Non-cash investing and financing activities:
Mineral properties contributed from Wolfpack Gold Corp.	-	-	4,824,367

The accompanying notes are an integral part of these financial statements

WOLFPACK GOLD (NEVADA) CORP.
(An Exploration Stage Company)
STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY
(Unaudited - Expressed in U.S. Dollars)
	Number of Shares #	Common Stock $	Equity Contributions from Wolfpack Gold Corp. $	Accumulated Deficit During the Exploration Stage $	Total Stockholder’s Equity $

Balance, December 31, 2010	-	-	-	-	-
Issuance of common stock	1,000	1	-	-	1
Equity contributions from Wolfpack Gold Corp.	-	-	897,802	-	897,802
Net loss for the period	-	-	-	(206,146)	(206,146)

Balance, December 31, 2011	1,000	1	897,802	(206,146)	691,657
Mineral property contributions from Wolfpack Gold Corp.	-	-	4,824,367	-	4,824,367
Equity contributions from Wolfpack Gold Corp.	-	-	2,660,739	-	2,660,739
Net loss for the year	-	-	-	(1,978,838)	(1,978,838)

Balance, December 31, 2012	1,000	1	8,382,908	(2,184,984)	6,197,925
Equity contributions from Wolfpack Gold Corp.			1,633,949	-	1,633,949
Net loss for the year	-	-	-	(3,809,385)	(3,809,385)

Balance, December 31, 2013	1,000	1	10,016,857	(5,994,369)	4,022,489
Equity contributions from Wolfpack Gold Corp.			298,443	-	298,443
Net loss for the year	-	-	-	(1,399,487)	(1,399,487)

Balance, March 31, 2014	1,000	1	10,315,300	(7,393,856)	2,921,445

The accompanying notes are an integral part of these financial statements

WOLFPACK GOLD (NEVADA) CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
March 31, 2014
(Unaudited - Expressed in U.S. Dollars)

1.	NATURE OF OPERATIONS

Wolfpack Gold (Nevada) Corp. (referred to as the “Company” or “Wolfpack”) was incorporated on March 8, 2011 under the laws of the State of Nevada and is a wholly owned subsidiary of Wolfpack Gold Corp., a Canadian corporation. Wolfpack is principally engaged in the acquisition and exploration of resource properties in Nevada.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America for interim financial information. Accordingly, the financial statements do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America (“U.S. GAAP”) for complete financial statements. In the opinion of our management, all adjustments (consisting of only normal recurring accruals) considered necessary for a fair presentation of the interim financial statements have been included. Operating results for the three month period ended March 31, 2014 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2014. All amounts presented are in U.S. dollars unless otherwise stated.

The financial statements were prepared on the basis that the Company is a going concern, which contemplates the realization of its assets and the settlement of its liabilities in the normal course of operations. The Company has incurred an operating loss since inception, is in the exploration stage and has generated no operating revenue. These items raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not reflect adjustments that would be necessary if the going concern assumption were not appropriate. The Company’s ability to continue as a going concern is dependent upon its ability to successfully obtain additional financing from its parent company or other sources. There is no assurance that the Company will be able to obtain adequate financing in the future or that such financing will be on terms acceptable to the Company.

Exploration Stage Enterprise

Our financial statements are prepared in accordance with the provisions of ASC 915 Development Stage Enterprises, as we devote substantially all of our efforts to acquiring and exploring mining interests that management believes should eventually provide sufficient net profits to sustain our existence. Until such interests are engaged in commercial production, we will continue to prepare our financial statements and related disclosures in accordance with this standard.

Exploration Expenditures

All exploration expenditures are expensed as incurred. Significant property acquisition payments for active exploration properties are capitalized. If no mineable ore body is discovered, previously capitalized costs are expensed in the period the property is abandoned.

Basic and diluted loss per share

Basic earnings or loss per share represents the income or loss for the period, divided by the weighted average number of common shares outstanding during the period. Diluted earnings or loss per share represents the income or loss for the period, divided by the weighted average number of common shares outstanding during the period plus the weighted average number of dilutive shares resulting from the exercise of stock options, warrants and other similar instruments where the inclusion of these would not be anti-dilutive. The Company has no securities with a potentially dilutive effect on net loss for the periods ended March 31, 2014 or 2013.

New Accounting Pronouncements

In February 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-02, Reporting of Amounts Reclassified out of Accumulated Other Comprehensive Income. This standard requires companies to present information about reclassification adjustments from accumulated other comprehensive income to the income statement, including the income statement line items affected by the reclassification. The information must be presented in the financial statements in a single note or on the face of the financial statements. The new accounting guidance also requires the disclosure to be cross referenced to other financial statement disclosures for reclassification items that are not reclassified directly to net income in their entirety in the same reporting period. Adoption of this guidance did not have a material effect on our financial statements.

In July 2013, the FASB issued ASU No. 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists. This standard provides guidance on the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. Adoption of this guidance is not expected to have a material effect on our financial statements.

WOLFPACK GOLD (NEVADA) CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
March 31, 2014
(Unaudited - Expressed in U.S. Dollars)

3.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The table below sets forth our financial assets and liabilities that were accounted for at fair value on a recurring basis as of March 31, 2014 and December 31, 2013, respectively, and the fair value calculation input hierarchy level that we have determined applies to each asset category.

	March 31, 2014 $	December 31, 2013 $	Input Hierarchy Level

Assets:
Cash	71,400	116,158	Level 1
Reclamation bonds	358,626	358,626	Level 1

4.	MINERAL PROPERTIES

Title to mineral property interests involves certain inherent risks due to the difficulties of determining the validity of certain claims as well as the potential for problems arising from the frequently ambiguous conveyance history characteristic of many mineral property interests. The Company has investigated title to all of its mineral property interests and to the best of management’s knowledge, title to all of its properties are in good standing and free of material defect.

	Adelaide and Tuscarora $	Castle Black Rock $	Four Mile Basin $	Liberty Springs $	Other $	Total $

Balance, December 31, 2012	774,791	405,796	163,319	136,099	4,221,978	5,701,983

Acquisition costs	94,359	49,297	10,000	-	114,787	268,443
Impairment	-	-	(173,319)	(136,099)	(2,043,294)	(2,352,712)

Balance, December 31, 2013	869,150	455,093	-	-	2,293,471	3,617,714

Acquisition costs	10,000	20,000	12,000	-	16,501	58,501
Impairment	(879,150)	-	(12,000)	-	(274,223)	(1,165,373)

Balance, March 31, 2014	-	475,093	-	-	2,035,749	2,510,842

5.	COMMON STOCK

The Company has 1,000 shares of common stock issued and outstanding at both March 31, 2014 and December 31, 2013. All of the issued and outstanding stock of the Company is owned by our parent company, Wolfpack Gold Corp.

6.	SUBSEQUENT EVENTS

Mineral properties

Subsequent to March 31, 2014, the Company decided not to proceed with option agreements to acquire certain mineral properties. Wolfpack ParentCo had commitments to pay cash and issue common shares on or before June 26, 2014. The Company did not make the cash payment for the Humboldt Mill site and no common shares were issued for the Adelaide and Tuscarora properties, the Four Mile Basin property or the Liberty Springs property. Wolfpack ParentCo issued 1,120,000 of its common shares for the Castle Black Rock property.

WOLFPACK GOLD (NEVADA) CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
March 31, 2014
(Unaudited - Expressed in U.S. Dollars)

Timberline Transaction

On May 6, 2014, Wolfpack ParentCo entered into a definitive arrangement agreement (the “Timberline Agreement”) with Timberline Resources Corporation. Pursuant to the Timberline Agreement, which will be completed by way of a plan of arrangement under the Business Corporations Act (British Columbia), Timberline will acquire all of the outstanding shares of the Company, which will hold all of Wolfpack ParentCo’s assets other than its uranium holdings, in exchange for an estimated 42,932,063 shares of common stock in the capital of Timberline (representing a ratio equal to 0.75 of a Timberline share for each outstanding share of Wolfpack ParentCo) (the “Timberline Transaction”). Wolfpack ParentCo will distribute the Timberline shares to Wolfpack ParentCo shareholders at closing. To complete the acquisition of the Castle Black Rock property (Note 4), Timberline will be required to issue 0.75 of a Timberline share for each Wolfpack ParentCo issuable.

As part of the Timberline Transaction, Wolfpack ParentCo agreed to provide Timberline with funding for their working capital needs during the interim period prior to the completion of the proposed Timberline Transaction. On March 14, 2014, Wolfpack ParentCo entered into a promissory note with Timberline for up to $1,000,000 (the “Bridge Loan”). On March 17, 2014, Timberline drew down an initial $500,000, on April 17, 2014, Timberline drew down an additional $250,000 and on May 30, 2014, Timberline drew down the final $250,000.

The Bridge Loan will mature on the earlier of (i) the completion of the Timberline Transaction and (ii) March 18, 2015. The Bridge Loan bears interest at 5% during the first six months and thereafter at 10%, in each case compounded annually. Interest is payable in cash or common shares of Timberline at the option of Wolfpack. Timberline may repay the outstanding principal, in whole or in part, at any time prior to March 18, 2015, together with accrued interest to the date of such repayment on the amount repaid. In the event that the Bridge Loan is not repaid prior to March 18, 2015, Wolfpack ParentCo may elect to receive payment in Timberline common shares at US$0.14 per Timberline common share. The Bridge Loan is secured by Timberline’s interest in the Seven Troughs property located in Pershing County, Nevada.

The Bridge Loan will be forgiven upon completion of the Timberline Transaction.

Completion of the Timberline Transaction is subject to a number of conditions, including receipt by both Wolfpack and Timberline of all stock exchange and third party approvals, including approval of each company’s shareholders.

APPENDIX F

TIMBERLINE RESOURCES CORPORATION

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2014
(Unaudited – Expressed in U.S. Dollars)

TIMBERLINE RESOURCES CORPORATION
PRO-FORMA CONSOLIDATED BALANCE SHEET
As at March 31, 2014
(Unaudited – Expressed in U.S. Dollars)

	Timberline Resources Corporation $	Wolfpack Gold (Nevada) Corp. $	Notes		Pro-forma Adjustments $	Pro-forma Consolidated $

ASSETS

CURRENT ASSETS:
Cash	241,544	71,400	2,3	(b)	3,842,475	4,155,419
Prepaid expenses and other current assets	148,840	19,479			-	168,319
TOTAL CURRENT ASSETS	390,384	90,879			3,842,475	4,323,738

PROPERTY, MINERAL RIGHTS AND EQUIPMENT	14,137,135	2,532,330	2,3	(a)	(2,532,330)	15,629,667
			2,3	(a)	1,492,532

OTHER ASSETS:
Reclamation bonds	624,422	358,626			-	983,048
Prepaid drilling services	440,000	-			-	440,000
Investment in joint venture	642,450	-			-	642,450
Deposits and other assets	4,500	-			-	4,500
TOTAL OTHER ASSETS	1,711,372	358,626			-	2,069,998

TOTAL ASSETS	16,238,891	2,981,835			2,802,677	22,023,403

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	348,888	60,390	2,3	(e)	250,000	659,278
Note and interest payable	501,027	-	2,3	(a)	(501,027)	-
TOTAL CURRENT LIABILITIES	849,915	60,390			(251,027)	659,278

LONG-TERM LIABILITIES:
Other long-term liabilities	128,932	-			-	128,932
TOTAL LONG-TERM LIABILITIES	128,932	-			-	128,932

STOCKHOLDERS’ EQUITY
Common stock	74,869	1	2,3	(d)	(1)	117,801
			2,3	(a)	42,932
Additional paid-in capital	58,356,775	-	2,3	(a)	6,182,217	64,538,992
Equity contributions from Wolfpack Gold Corp.	-	10,315,300	3	(c)	(10,315,300)	-
Accumulated deficit	(31,678,445)	-			-	(31,678,445)
Accumulated deficit during the exploration stage	(11,493,155)	(7,393,856)	2,3	(d)	7,393,856	(11,743,155)
			2,3	(e)	(250,000)
TOTAL STOCKHOLDERS’ EQUITY	15,260,044	2,921,445			3,053,704	21,235,193

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	16,238,891	2,981,835			2,802,677	22,023,403

The accompanying notes are an integral part of these pro-forma consolidated financial statements

TIMBERLINE RESOURCES CORPORATION
PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
For the year ended September 30, 2013
(Unaudited – Expressed in U.S. Dollars)

	Timberline Resources Corporation For the year ended September 30, 2013 $	Wolfpack Gold (Nevada) Corp. For the year ended December 31, 2013 $	Notes		Pro-forma Adjustments $	Pro-forma Consolidated For the year ended September 30, 2013 $

OPERATING EXPENSES
Mineral exploration expenses	1,945,420	839,546			-	2,784,966
Impairment of mineral properties	-	2,352,712			-	2,352,712
Other general and administrative expenses	1,393,069	617,127	2,3	(e)	250,000	2,260,196
TOTAL OPERATING EXPENSES	3,338,489	3,809,385			250,000	7,397,874

LOSS FROM OPERATIONS	(3,338,489)	(3,809,385)			(250,000)	(7,397,874)

OTHER INCOME (EXPENSE):
Foreign exchange loss	(2,619)	-			-	(2,619)
Interest income	66,526	-			-	66,526
Impairment of long term investment	(450,000)	-			-	(450,000)
TOTAL OTHER INCOME (EXPENSE), NET	(386,093)	-			-	(386,093)

NET LOSS AND COMPREHENSIVE LOSS	(3,724,582)	(3,809,385)			(250,000)	(7,783,967)

NET LOSS PER SHARE	(0.06)	(3,809.39)				(0.07)

WEIGHTED AVERAGE SHARES OUTSTANDING	67,054,893	1,000				109,986,956

The accompanying notes are an integral part of these pro-forma consolidated financial statements

TIMBERLINE RESOURCES CORPORATION
PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
For the six months ended March 31, 2014
(Unaudited – Expressed in U.S. Dollars)

	Timberline Resources Corporation For the six months ended March 31, 2014 $	Wolfpack Gold (Nevada) Corp. For the six months ended March 31, 2014 $	Notes	Pro-forma Adjustments $	Pro-forma Consolidated For the six months ended March 31, 2014 $

OPERATING EXPENSES
Mineral exploration expenses	252,624	518,840		-	771,464
Impairment of mineral properties	-	2,232,583		-	2,232,583
Other general and administrative expenses	861,306	250,005		-	1,111,311
TOTAL OPERATING EXPENSES	1,113,930	3,001,428		-	4,115,358

LOSS FROM OPERATIONS	(1,113,930)	(3,001,428)		-	(4,115,358)

OTHER INCOME (EXPENSE):
Foreign exchange loss	(1,443)	-		-	(1,443)
Interest expense	(939)	-		-	(939)
Loss on settlement of prepaid drilling services	(70,000)	-		-	(70,000)
TOTAL OTHER INCOME (EXPENSE), NET	(72,382)	-		-	(72,382)

NET LOSS AND COMPREHENSIVE LOSS	(1,186,312)	(3,001,428)		-	(4,187,740)

NET LOSS PER SHARE	(0.02)	(3,001.43)			(0.04)

WEIGHTED AVERAGE SHARES OUTSTANDING	74,489,494	1,000			117,421,557

The accompanying notes are an integral part of these pro-forma consolidated financial statements

TIMBERLINE RESOURCES CORPORATION
NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
As at March 31, 2014
(Unaudited – Expressed in U.S. Dollars)

1.	BASIS OF PRESENTATION

On May 8, 2014, Timberline Resources Corp. (“Timberline” or the “Company”) announced that it had completed a definitive agreement to acquire all of the outstanding common shares of Wolfpack Gold (Nevada) Corp. (“Wolfpack US”), a wholly-owned subsidiary of Wolfpack Gold Corp. (“Wolfpack”).

These unaudited pro forma consolidated financial statements have been prepared to give effect to the Company’s acquisition of Wolfpack US (the “Acquisition”).  These unaudited pro forma consolidated financial statements have been prepared on the basis that the Company will exchange shares of the Company’s common stock for all of the issued and outstanding common stock of Wolfpack US.

These unaudited pro forma consolidated financial statements have been compiled from and include:

(a)
An unaudited pro forma consolidated balance sheet combining the unaudited balance sheet of Timberline as at March 31, 2014 with the unaudited balance sheet of Wolfpack US as at March 31, 2014 giving effect to the transaction as if it occurred on March 31, 2014;

(b)
An unaudited pro forma consolidated statement of operations combining the audited statement of operations of the Company for the year ended September 30, 2013 with the audited statement of operations of Wolfpack US for the year ended December 31, 2013, giving effect to the transaction as if it occurred on October 1, 2012; and,

(c)
An unaudited pro forma consolidated statement of operations combining the unaudited statement of operations of the Company for the six months ended March 31, 2014 with the unaudited constructed statement of operations of Wolfpack US for the six months ended March 31, 2014, giving effect to the transaction as if it occurred on October 1, 2012.  Wolfpack US’s statement of operations for the six months ended March 31, 2014 has been constructed by combining (a) the results for the three months ended December 31, 2013, (derived from Wolfpack US’s audited financial statements for the year ended December 31, 2013) and (b) the unaudited interim results for the three months ended March 31, 2014.

The unaudited pro forma consolidated balance sheet and statements of operations have been presented on the above basis to ensure that the unaudited pro forma consolidated financial statements reflect the acquired business financial statements for a period that is no more than 93 days from Timberline’s year-end.

The unaudited pro forma consolidated financial statements have been compiled using the significant accounting policies as set out in the audited financial statements of Timberline for the year ended September 30, 2013.  The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company and Wolfpack US as described above.

Management of Timberline has consolidated certain line items from the Wolfpack US financial statements in an attempt to conform to the presentation of the Company’s financial statements.  It is management’s opinion that these unaudited pro forma consolidated financial statements include all adjustments necessary for the fair presentation of the transactions described in Note 3 in accordance with United States generally accepted accounting principles (“US GAAP”).

The unaudited pro forma consolidated financial statements are not intended to reflect the results of operations or the financial position of the Company which would have actually resulted had the proposed transactions been effected on the dates indicated.  Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future.  The pro forma adjustments and allocations of the purchase price for Wolfpack US are based in part on estimates of the fair value of the assets acquired and liabilities assumed.  The final purchase price allocation will be completed after asset and liability valuations are finalized.  The final valuation will be based on the actual net tangible and intangible assets of Wolfpack US that exist as of the date of the completion of the acquisition.  Any final adjustments may change the allocation of purchase price which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma consolidated financial statements. In addition, the impact of integration activities, the timing of completion of the acquisition and other changes in Wolfpack US’s net tangible and intangible assets prior to the completion of the acquisition, which have not been incorporated into these unaudited pro forma consolidated financial statements, could cause material differences in the information presented.

TIMBERLINE RESOURCES CORPORATION
NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
As at March 31, 2014
(Unaudited – Expressed in U.S. Dollars)

2.	ACQUISITION

The business combination will be accounted for as a business combination, with Timberline as the acquirer of 100% of the issued and outstanding shares of Wolfpack US.

In consideration for the acquisition of Wolfpack US, the Company will issue 42,932,063 shares of Timberline common stock to shareholders of Wolfpack US, representing approximately $6.2 million total value based on the price of Timberline’s common stock.  The shares of Timberline common stock are to be issued in exchange for the Wolfpack US shares and in full satisfaction of the principal amount of the note payable from Timberline to Wolfpack and accrued interest thereon.  For accounting purposes, the measurement of the consideration in the unaudited pro forma consolidated financial statement information is based on the average of the high and low prices of Timberline common shares on March 12, 2014, the day before the initial announcement date of the transaction, of $0.145 per each Timberline share.

The value of the consideration for accounting purposes may differ from the amount assumed in the unaudited pro forma consolidated financial statement information due to any future changes in the negotiation process as well as changes in the fair value of Timberline common stock prior to closing of the transaction.

The pro forma consolidated financial statements includes an accrued expenses liability of $250,000 for non-recurring charges resulting from the purchase transaction.

After reflecting the pro forma purchase adjustments, the deficit of the purchase consideration over the adjusted book values of Wolfpack US’s assets and liabilities has been allocated in full to Property, mineral rights and equipment, net.  Upon consummation of the proposed acquisition of Wolfpack US, the fair value of all identifiable assets and liabilities acquired will be determined.  On completion of valuations, with a corresponding adjustment to the historic carrying amounts of property, plant and equipment, or on recording of any finite life intangible assets on acquisition, these adjustments will impact the measurement of amortization recorded in consolidated income statements of Timberline for periods after the date of acquisition.  Typically, any increase in the values assigned by Timberline to Wolfpack US’s capital assets would result in increased amortization charges.  The fair value of the net assets of Wolfpack US to be acquired will ultimately be determined after the closing of the transaction. Therefore, it is likely that the fair values of assets and liabilities acquired will vary from those shown below and the differences may be material.  The preliminary purchase price allocation is subject to change and is summarized as follows:

$

Cash	3,913,875
Prepaid expenses and other current assets	19,479
Property, mineral rights and equipment	1,492,532
Reclamation bonds	358,626
Accounts payable and accrued liabilities	(60,390)

Net assets acquired	5,724,122

Fair value of 42,932,063 shares issued by Timberline	6,225,149
Cancellation of note payable from Timberline to Wolfpack	(501,027)

Aggregate fair value of consideration paid	5,724,122

TIMBERLINE RESOURCES CORPORATION
NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
As at March 31, 2014
(Unaudited – Expressed in U.S. Dollars)

3.	PRO-FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited pro forma consolidated financial statements incorporate the following pro forma assumptions:

(a)
The purchase price for the Acquisition has been allocated to the acquired assets and liabilities on a pro forma basis as described in Note 2, including the cancellation of the $501,027 note payable outstanding at March 31, 2014 between Timberline and Wolfpack, the parent company of Wolfpack US.

(b)	Wolfpack, the parent company of Wolfpack US, will contribute $4,222,500 Canadian ($3,842,475 US) to Wolfpack US at closing as a contribution of capital for Wolfpack US shares.

(c)
Wolfpack, the parent company of Wolfpack US, will assign the indebtedness owed to it by Wolfpack US of $10,315,300 at closing as a contribution of capital for Wolfpack US shares, and such indebtedness will be cancelled.

(d)	Represents elimination of acquired business capital stock, equity accounts and accumulated deficit.

(e)	Represents $250,000 of non-recurring charges resulting from the purchase transaction.

4.	PRO-FORMA CAPITAL STOCK AND ADDITIONAL PAID-IN CAPITAL

	Number of Shares #	Common Stock $	Paid-in Capital $

Issued common shares of Timberline	74,868,938	74,869	58,356,775
Shares issued pursuant to the Acquisition	42,932,063	42,932	6,182,217

	117,801,001	117,801	64,538,992

5.	PRO-FORMA LOSS PER SHARE

Pro forma basic loss per share for the six months ended March 31, 2014 and the year ended September 30, 2013 has been calculated based on actual weighted average number of Timberline common shares outstanding for the respective periods and the assumed number of Timberline common shares issued to Wolfpack US shareholders being effective on October 1, 2013 and October 1, 2012 respectively.

	Six months ended March 31, 2014	Year ended September 30, 2013

Actual weighted average number of Timberline common shares outstanding	74,489,494	67,054,893
Assumed number of Timberline common shares to be issued pursuant to the Acquisition	42,932,063	42,932,063

Pro-forma weighted average number of shares outstanding	117,421,557	109,986,956

Pro-forma net loss	$(4,187,740)	$(7,783,967)

Pro-forma adjusted basic and diluted loss per share	$(0.04)	$(0.07)

APPENDIX G

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION REGARDING REVERSE
STOCK SPLIT

Timberline Resources Corporation (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: That at a meeting of the Board of Directors of the Corporation (the “Board”) resolutions were duly adopted authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment to the Corporation’s certificate of incorporation (the “Certificate of Incorporation”) to increase the Corporation’s authorized shares of Common Stock from 100,000,000 to 200,000,000 shares of Common Stock.  The Board declared the amendment to be advisable and directed that the amendment be considered by the Corporation’s stockholders. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the Article thereof numbered “Article V” so that, as amended, said Article shall be read as follows:

“ARTICLE V
The authorized capital stock of the Corporation shall consist of two classes of stock, designated as Common Stock and Preferred Stock. The total number of shares of Common Stock that the Corporation will have authority to issue is [100,000,000 (One Hundred Million)] or [200,000,000 (Two Hundred Million)]*. The  shares shall have $0.001 par value. All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

The total number of shares of Preferred Stock that the Corporation will have authority to issue is 10,000,000 (Ten Million). The Preferred Stock shall have $0.01 par value. The Preferred Stock shall be entitled to preference over the Common Stock with respect to the distributions of assets of the corporations in the event of liquidation, dissolution, or winding up of the Corporation, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs. Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which series shall have such distinctive designation or title and such number of shares as shall be fixed by the Board of Directors prior to the issuance of any shares thereof.

Each such series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it. The Board of Directors is further authorized to increase or decrease (but not below the number of shares then outstanding) the number of shares of any series of Preferred Stock subsequent to the issuance of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Upon the effectiveness of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, every [●] shares of the Corporation’s issued and outstanding Common Stock, par value $0.001 per share, that are issued and outstanding immediately prior to the Effective Time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, par value $0.001 per share, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Common Stock pursuant to the provisions of this Article, such stockholder shall receive one whole share of Common Stock in lieu of such fractional share and no fractional shares shall be issued.

SECOND:  That thereafter, pursuant to a resolution of the Board, a special meeting of the stockholders of the

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Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the Amendments.

THIRD:  That the aforesaid Amendments were duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by a duly authorized officer on this__________ day of _________, 2014.

TIMBERLINE RESOURCES CORPORATION

By: __________________________________
Name:
Title:

* - The amount of authorized capital may be 100,000,000 shares of common stock or 200,000,000 shares of common stock depending on whether Stockholders approve Proposal 3 to increase the authorized share capital.  This certificate of amendment will reflect whichever amount is the current authorized capital amount in the Certificate of Incorporation at the time of this amendment and will not otherwise change the amount of authorized shares of common stock.

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APPENDIX H

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION REGARDING AUTHORIZED SHARE
INCREASE

Timberline Resources Corporation (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

FIRST: That at a meeting of the Board of Directors of the Corporation (the “Board”) resolutions were duly adopted authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment to the Corporation’s certificate of incorporation (the “Certificate of Incorporation”) to increase the Corporation’s authorized shares of Common Stock from 100,000,000 to 200,000,000 shares of Common Stock.  The Board declared the amendment to be advisable and directed that the amendment be considered by the Corporation’s stockholders. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the Article thereof numbered “Article V” so that, as amended, said Article shall be read as follows:

“ARTICLE V
The authorized capital stock of the Corporation shall consist of two classes of stock, designated as Common Stock and Preferred Stock. The total number of shares of Common Stock that the Corporation will have authority to issue is 200,000,000 (Two Hundred Million). The shares shall have $0.001 par value. All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

The total number of shares of Preferred Stock that the Corporation will have authority to issue is 10,000,000 (Ten Million). The Preferred Stock shall have $0.01 par value. The Preferred Stock shall be entitled to preference over the Common Stock with respect to the distributions of assets of the corporations in the event of liquidation, dissolution, or winding up of the Corporation, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs. Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which series shall have such distinctive designation or title and such number of shares as shall be fixed by the Board of Directors prior to the issuance of any shares thereof.

Each such series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it. The Board of Directors is further authorized to increase or decrease (but not below the number of shares then outstanding) the number of shares of any series of Preferred Stock subsequent to the issuance of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of which they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

SECOND:  That thereafter, pursuant to a resolution of the Board, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:  That the aforesaid Amendments were duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by a duly authorized officer on this__________ day of _________, 2014.

TIMBERLINE RESOURCES CORPORATION

By: ___________________________________
Name:
Title:

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